As filed with the Securities and Exchange Commission on
                                  July 28, 1997
                                                      Registration No. 333-28271
                                                      File No. 811-5498

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
            SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C. 20549
                   - - - - - - - - - - -
                         FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

               Pre-Effective Amendment No. 1                     [X]

               Post-Effective Amendment No.                      [ ]

             (Check appropriate box or boxes)
             - - - - - - - - - - - - - - - - -
          PUTNAM MASTER INTERMEDIATE INCOME TRUST
    (Exact Name of Registrant as Specified in Charter)

    One Post Office Square, Boston, Massachusetts 02109
         (Address of Principal Executive Offices)

                       617-292-1000
             (Area Code and Telephone Number)
              - - - - - - - - - - - - - - - -
              JOHN R. VERANI, Vice President
          PUTNAM MASTER INTERMEDIATE INCOME TRUST
                  One Post Office Square
                Boston, Massachusetts 02109
          (Name and address of Agent for Service)
              - - - - - - - - - - - - - - - -
                         Copy to:
                JOHN W. GERSTMAYR, Esquire
                       ROPES & GRAY
                  One International Place
                Boston, Massachusetts 02110

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.

                     PUTNAM MASTER INTERMEDIATE INCOME TRUST

                              CROSS-REFERENCE SHEET
                          (as required by Rule 481(a))

Form N-14 Item No.

Part A Caption in Prospectus/Proxy Statement of Putnam Intermediate Government Income Trust

1.  Cross-Reference Sheet; Front Cover

2.  Front Cover

3.  Synopsis; Risk factors

4. Introduction; Proposal regarding approval or disapproval of Agreement and Plan of Reorganization; Background and reasons for the proposed reorganization; Information about the reorganization

5.  Front Cover

6.  Front Cover

7. Introduction; Proposal regarding approval or disapproval of Agreement and Plan of Reorganization; Information about the reorganization; Voting information

8.  Not Applicable

9.  Not Applicable

Part B   Caption in Statement of Additional Information

10. Cover Page

11. Cover Page

12. Cover Page; Additional Information about the Master Fund and the Government Fund

13. Cover Page; Additional Information about the Master Fund and the Government Fund

14. Independent Accountants and Financial Statements

Part C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM INTERMEDIATE GOVERNMENT INCOME TRUST



      This document is a combined prospectus/proxy statement and proxy card. The enclosed proxy card is, in essence, a ballot. It tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it according to the Trustees' recommendations on page 5.

      We urge you to review carefully the prospectus/proxy statement, fill out your proxy card, and return it to us. When shareholders don't return their proxies in sufficient numbers, we have to make follow-up solicitations, which can cost your fund money.

      We want to know how you would like to vote and welcome your comments. Please take a few minutes with these materials and return your proxy to us.









                               [encircled scales]


                     BOSTON [bullet] LONDON [bullet] TOKYO

Table of Contents

A Message from the Chairman  .......................................1

Notice of Shareholder Meeting ......................................3

Combined Prospectus/Proxy Statement ................................4


Proxy card enclosed










If you have any questions, please contact
us at the special toll-free number we have
set up for you (1-800-225-1581)
or call your financial adviser.
---------------------------------

A Message from the Chairman




Dear Shareholder:

I am writing you to ask you for your vote on important [photo of George Putnam] questions that affect your investment in Putnam
Intermediate Government Income Trust (the "Government
Fund"). While you are, of course, welcome to join us at the Government Fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card.

In addition to the annual selection of Trustees and approval of auditors, we are asking for your vote on the following special matters:

1. Approval or disapproval of a proposed reorganization of the Government Fund into Putnam Master Intermediate Income Trust (the "Master Fund"). In this transaction, the assets of the Government Fund will be combined with those of the Master Fund and your shares of the Government Fund will, in effect, be exchanged at net asset value and on a tax-free basis for shares of the Master Fund.

The proposed transaction would combine two closed-end funds which seek high current income and relative stability of net asset value. The Government Fund seeks its objective by investing in two sectors--a U.S. government sector and a foreign government sector. The Master Fund seeks its objective by investing in three sectors--a U.S. government and high grade corporate sector, a foreign sector and a high yield, lower-rated sector. Unlike the Government Fund, the Master Fund invests a substantial portion of its assets in below investment grade securities. Both funds exclude longer-term securities as portfolio investments. Putnam Investment Management, Inc. ("Putnam Management") serves as the investment manager to both funds.

The Trustees are recommending the transaction because they believe that the broader and more flexible investment policies of the Master Fund will offer shareholders of the Government Fund the opportunity for increased yield and stronger long-term performance. The Trustees also believe that the reorganization is likely to result in a lower expense ratio for the combined fund.

2. Approval or disapproval of the conversion of your fund from a closed-end fund to an open-end fund.

This proposal is on the agenda as a result of provisions in your fund's governing legal document which require that shareholders be given the opportunity to consider a conversion to open-end status in the event the fund's shares trade at a greater than 10% discount from net asset value over a specified time period.

The Trustees believe that remaining as a closed-end fund provides significant ongoing investment benefits that are not available to open-end funds. In general, if the fund remains a closed-end fund, the portfolio manager can continue to manage the fund with a steadier long-term perspective, without the short-term pressures from sales and redemptions of fund shares typically experienced by open-end funds. In addition, a conversion to open-end status, while ending the discount, is likely to result in increased fund expenses and thus a lower yield.

Your Trustees have continued to explore various ways of increasing investor interest in the fund which may help over time to reduce discounts. The reorganization proposal described above is an outgrowth of these efforts. Other recent efforts in this regard include a policy permitting periodic repurchases of shares in the market when discount levels make such purchases an attractive investment.

In light of these reasons, the Trustees do not believe that the current level of discount justifies the fundamental changes which would result from conversion, and believe that the reorganization proposal described above presents a better alternative for shareholders. Accordingly, the Trustees are recommending that you vote against the conversion.


                                    [bullet]

                                  ***********

Although we would like very much to have each shareholder attend his or her fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders don't return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about these proposals, please call 1-800-225-1581, or call your financial advisor.

                                                       Sincerely yours,


                                                    /s/ George Putnam
                                                       George Putnam, Chairman

                                    [bullet]

PUTNAM INTERMEDIATE GOVERNMENT INCOME TRUST
Notice of Annual Meeting of Shareholders

- This is the formal agenda for the shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

To the Shareholders of Putnam Intermediate Government Income Trust:

An Annual Meeting of Shareholders of Putnam Intermediate Government Income Trust (the "Government Fund") will be held October 9, 1997 at 2:00 p.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1. Approving or disapproving an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Government Fund to Putnam Master Intermediate Income Trust (the "Master Fund") in exchange for shares of the Master Fund and the assumption by the Master Fund of all of the liabilities of the Government Fund, and the distribution of such shares to the shareholders of the Government Fund in complete liquidation of the Government Fund. See page 6.


2.  Fixing the number of Trustees and electing Trustees. See page 35.

3. Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year. See page 42.

4. Approving or disapproving the conversion of your fund from closed-end to open-end status. See page 42.

5.  Transacting other business as may properly come before the meeting.


By the Trustees

George Putnam, Chairman
William F. Pounds, Vice Chairman


Jameson A. Baxter     Robert E. Patterson
Hans H. Estin         Donald S. Perkins
John A. Hill          George Putnam, III
Ronald J. Jackson     A.J.C. Smith
Elizabeth T. Kennan   W. Nicholas Thorndike
Lawrence J. Lasser

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT THE MEETING.

July 29, 1997

                                    [bullet]

Prospectus/Proxy Statement
July 29, 1997

Table of Contents
_____________________________________________________________________________________________
1. Proposal regarding approval or disapproval of Agreement and Plan of Reorganization       6
 Synopsis  ...........................................................................      6
 Risk factors ........................................................................      9
 Introduction ........................................................................     11
 Background and reasons for the proposed reorganization ..............................     11
 Information about the reorganization ................................................     12
 Information about the Master Fund ...................................................     14
 Information about the Government Fund   .............................................     24
 Additional information about the funds  .............................................     27
2. Proposal regarding election of trustees  ..........................................     35
3. Proposal regarding ratification of auditors .......................................     42
4. Proposal regarding open-ending  ...................................................     42
 Voting information ..................................................................     47
Appendix A:  Agreement and Plan of Reorganization ....................................     51
Appendix B:  Securities Ratings ......................................................     63

- This document will give you the information you need to vote on the proposed combination and the other matters listed on the previous page. Much of the information is required under rules of the Securities and Exchange Commission (the "SEC"); some of it is technical. If there is anything you don't understand, please contact us at our special toll-free number, 1-800-225-1581, or call your financial advisor.


This Prospectus/Proxy Statement relates to the proposed combination of Putnam Intermediate Government Income Trust (the "Government Fund") with Putnam Master Intermediate Income Trust (the "Master Fund") through the transfer of all of the assets of the Government Fund to the Master Fund in exchange for shares of the Master Fund (the "Master Shares") and the assumption by the Master Fund of all of the liabilities of the Government Fund. (The Master Fund and the Government Fund are collectively referred to herein as the "funds," and each is referred to individually as a "fund.") As a result of the proposed transaction, each shareholder of the Government Fund will receive a number of Master Shares equal in net asset value at the date of the exchange to the aggregate net asset value of the shareholder's Government Fund shares. This Prospectus/Proxy Statement also includes proposals with respect to electing Trustees for the Government Fund, ratification of auditors for the Government Fund and open-ending the Government Fund. The address and telephone number of each fund is One Post Office Square, Boston Massachusetts 02109, (617) 292-1000.

This Prospectus/Proxy Statement explains concisely what you should know before investing in the Master Fund, a diversified, closed-end management investment company. Please read it and keep it for future reference.

The following document has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus/Proxy Statement by reference: (i) a Statement of Additional Information, dated July 29, 1997, relating to the proposed transaction (the "SAI").

For a free copy of the SAI, please contact us at the special toll-free number we have set up for you (1-800-225-1581).

The Master Fund and the Government Fund are listed on the New York Stock Exchange (the "NYSE") under the symbols "PIM" and "PGT", respectively. Proxy materials, information statements and other information filed by the funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.


                                    [bullet]

   THE SECURITIES OFFERED BY THE ACCOMPANYING PROSPECTUS/PROXY STATEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF SUCH PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


   SHARES OF THE MASTER FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


- Who is asking for my vote?
The enclosed proxy is solicited by the Trustees of Putnam Intermediate Government Income Trust for use at the Annual Meeting of Shareholders of the fund to be held on October 9, 1997 (and, if your fund's meeting is adjourned, at any adjourned meetings) for the purposes stated in the Notice of Annual Meeting (see page 3).

- How do your fund's Trustees recommend that shareholders vote on these proposals?
The Trustees recommend that you vote


1. For the proposed combination in which assets of the Government Fund would be transferred to the Master Fund in exchange for shares of the Master Fund with an equal net asset value.

2. For fixing the number of Trustees as proposed and the election of all nominees;

3. For ratifying the selection of Price Waterhouse LLP as the independent auditors of your fund; and

4. Against converting your fund from closed-end to open-end status.

- Who is eligible to vote?
Shareholders of record at the close of business on July 11, 1997, are entitled to be present and to vote at the meeting or any adjourned meeting. On July 11, 1997, there were outstanding 64,333,052.213 shares of beneficial interest of the Government Fund. The Notice of Annual Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders of record on or about July 30, 1997.

Each share is entitled to one vote, with fractional shares voting proportionally. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the fund's Clerk at the principal office of the Government Fund, One Post Office Square, Boston, Massachusetts 02109) or in person at the meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Government Fund. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.


                                    [bullet]

1.  PROPOSAL REGARDING APPROVAL OR DISAPPROVAL OF AGREEMENT
AND PLAN OF REORGANIZATION

Synopsis

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering the proposed transaction involving the funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which contains additional information about the funds and further details regarding the proposed transaction.

1. What is being proposed?
The Trustees of your fund are recommending that shareholders approve the combination of the Government Fund with the Master Fund. The transaction is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Government Fund to the Master Fund in exchange for shares of the Master Fund and for the assumption by the Master Fund of all of the liabilities of the Government Fund. The completion of these transactions, followed by the distribution of the Master Fund shares to the Government Fund's shareholders, will result in the combination of the two funds' assets and liabilities, with shareholders of the Government Fund becoming shareholders of Master Fund, and the liquidation of the Government Fund.

The securities in which the Master Fund invests involve greater risks than the securities in which the Government Fund invests, primarily because the Master Fund invests significantly in lower-rated securities. However, Putnam Investment Management, Inc., the funds' investment manager ("Putnam Management"), believes that the Master Fund provides the benefit of increased diversification which serves to reduce overall portfolio risk. Of course, there can be no assurance that the benefits resulting from increased diversification will outweigh the risks associated with investment in lower-rated securities.

2. What will happen to my shares of the Government Fund as a result of the transaction?
Your shares of the Government Fund will, in effect, be exchanged on a tax-free basis for shares of the Master Fund with an equal aggregate net asset value on the date of the transaction. It is possible, however, that the market value of such shares may differ. See question 11 below.

3. Why are the Trustees proposing the transaction?
The Government Fund's investment policies limit the fund to purchasing U.S. and foreign government securities. The Trustees believe that the broader and more flexible investment policies of the Master Fund offer the potential for both increased yield and improved returns and, through additional diversification, greater stability of net asset value. Although past performance is no guarantee of future performance, the Master Fund performance record, as set forth on page 11, is superior to that of the Government Fund. In addition, the combination of the two funds offers the prospect of lower expenses for shareholders of both funds. Finally, the Trustees also believe that the larger fund resulting from the combination may attract greater investor interest, which may lead to lower share trading discount levels in the market price of the Master Fund's shares following the combination.

4. How do the investment objectives and policies of the two funds compare?
Both funds seek, with equal emphasis, high current income and relative stability of net asset value, by investing in a diversified portfolio of fixed income securities having a dollar-weighted average maturity of from three to ten years. The Government Fund does not invest in a security having a remaining effective maturity of more than 10 years, while the Master Fund does not invest in a security having a remaining effective maturity of more than 12 years.

While both funds invest substantially all of their assets in fixed income securities, the Master Fund invests in a wider range of such securities.

The Government Fund invests substantially all of its assets in the following two market sectors:

 [bullet] a U.S. government sector, consisting of debt obligations issued or guaranteed by the U.S. government, or by its agencies or instrumentalities ("U.S. government securities"), and related options and futures; and

 [bullet] a foreign government sector, consisting of debt obligations issued or guaranteed by foreign national, provincial, state or other governments with taxing authority, by their agencies or instrumentalities, or by suprana-


                                    [bullet]
   tional entities ("foreign government securities"). Up to 50% of the Government Fund's assets may be invested in foreign government securities.

By comparison, the Master Fund invests in the following three market sectors:

 [bullet] a U.S. high grade sector, consisting of U.S. government securities, related options, futures and repurchase agreements, high grade corporate debt obligations and high grade mortgage-backed and asset-backed securities;

 [bullet] a high yield sector, consisting primarily of high yield, lower-rated
          U.S. and foreign corporate fixed income securities; and

 [bullet] an international sector, consisting primarily of foreign government securities and other fixed income securities denominated in foreign currencies or U.S. dollars.

The Master Fund may invest up to 65% of its assets in any of these sectors, and must invest at least 15% of its assets in each sector.

The funds have different credit quality limitations, with the Master Fund having significantly greater flexibility to invest in lower-rated securities. The Government Fund may invest up to 15% of its assets in securities rated below investment grade (rated below Baa or BBB by a recognized rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P")), but will not invest in securities rated below B. By contrast, the Master Fund may invest up to 65% of its assets in securities rated below investment grade, although it may invest no more than 20% of its assets in lower-rated foreign securities. The Master Fund also may invest up to 5% of its assets in securities rated below Caa or CCC. With respect to both funds, the above limitations also apply to unrated securities of comparable quality. The table below shows the percentages of each fund's net assets invested at June 30, 1997 in securities assigned to the various rating categories by S&P, or if unrated by S&P, assigned to comparable rating categories by another rating agency, and in unrated securities determined to be of comparable quality.



Credit Quality     Government Fund     Master Fund
----------------   -----------------   ------------
     AAA                 80.88%            42.96%
     AA                   9.47%             9.82%
      A                   0.00%             0.74%
     BBB                  1.73%             1.68%
     BB                   7.52%            12.29%
      B                   0.00%            29.66%
     CCC                  0.00%             1.40%
  Not Rated               0.40%             1.45%

Both funds may engage in a variety of futures and options strategies, and may engage in foreign currency exchange transactions, for hedging purposes and for non-hedging purposes. Both funds may also enter into securities loans, repurchase agreements and forward commitments.

Both funds may hold a portion of their assets in cash or money market instruments and may use temporary defensive strategies.

Both funds are closed-end, diversified investment companies organized as Massachusetts business trusts. The Government Fund was organized on May 10, 1988. The Master Fund was organized on March 10, 1988.

5. How do the management fees and other expenses of the two funds compare, and what are they estimated to be following the transaction?
The funds pay management fees at the following identical rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of any amount over $1.5 billion. As shown in the table below, the Government Fund currently has lower management fees and total fund operating expenses than the Master Fund due to asset size, and the combined fund is expected to have lower management fees and total fund operating expenses than are currently being paid by either fund.

The following table summarizes expenses that each of the funds incurred for the 12-month period beginning April 1, 1996 and ending March 31, 1997, and expenses that Putnam Management believes the combined fund

                                    [bullet]
would have incurred for that period, assuming that the transaction had taken place on the first day of that period. The estimated expenses of the combined fund do not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization.



                                                                           Master         Master Fund
                                                       Government Fund      Fund       (Pro Forma Combined)
                                                       -----------------   ---------   ---------------------
Shareholder transaction expenses
 Maximum sales charge imposed on purchases
  (as a percentage of offering price)                     None(a)          None(a)          None(a)
 Dividend Reinvestment and Cash Purchase Plan             None(b)          None(b)          None(b)
Annual fund operating expenses (as a percentage of
 average net assets)
 Management fees                                            .74%            .75%              .69%
 Other expenses                                             .16%            .20%              .19%
Total fund operating expenses                               .90%            .95%              .88%

-------
 (a)Shares of either fund purchased on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include an underwriting commission of 7% paid by shareholders in initial offering of each fund.



(b)Each participant in a fund's dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.


The tables are provided to help you understand the expenses of investing in the funds and your share of the operating expenses which each fund incurred for the period and which Putnam Management believes the combined fund would have incurred for the period. The expenses shown in the table do not reflect the application of credits related to expense offset arrangements that reduce certain fund expenses.

Examples


An investment of $1,000 would incur the following expenses, assuming 5% annual return.



                                      1        3         5        10
                                     year     years     years     years
                                     ------   -------   -------   ------
Government Fund                        $ 9    $29       $50       $111
Master Fund                            $10    $30       $53       $117
Master Fund (Pro forma combined)       $ 9    $28       $49       $108

The examples do not represent past or future expense levels. Actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual return varies.

6. What are the federal income tax consequences of the proposed transaction? For federal income tax purposes, no gain or loss will be recognized by the Government Fund or its shareholders as a result of the transaction.

7. Will my dividend be affected by the transaction?
The frequency of your dividends should not change, since both funds pay a monthly dividend from net investment income and distribute any net realized capital gains at least annually. However, the amount of these distributions will reflect the investment policies and dividend policies of the Master Fund. For a description of the Master Fund's dividend policy, see "Additional information about the funds" on page 27. Information regarding the dividends paid by the Master Fund in recent years is included in "Financial Highlights" on page 23.

Both Funds have adopted a dividend reinvestment plan pursuant to which each participating shareholder may have all income and distributions of capital gains automatically invested in additional shares of the relevant fund.

The Master Fund will not permit any Government Fund shareholder to receive certificates for Master Shares, or pledge Master Shares until certificates representing Government Fund shares have been surrendered, or, in the


                                    [bullet]
case of lost certificates, an adequate surety bond has been posted.

8. Will I still be able to participate in a dividend reinvestment plan?
Yes. If you currently participate in the Government Fund's dividend reinvestment plan, you will be automatically enrolled in the dividend reinvestment plan of the Master Fund, which is similar to your fund's plan. See page 30 for a description of the plan for the Master Fund.

9. Do the procedures for purchasing and selling shares of the two funds differ? No. The procedures for purchasing and selling shares of each fund are identical. As closed-end funds, the funds do not redeem outstanding shares or continuously offer shares. The funds' shares currently may be bought and sold at prevailing market prices on the New York Stock Exchange. Shares may also be purchased through each fund's dividend reinvestment plan.

10. Will the number of shares I own change?
Yes, but the total net asset value of the shares of the Master Fund you receive will, at the time of the transaction, equal the total net asset value of the shares of the Government Fund that you hold at the time of the transaction. Even though the net asset value per share of each fund is different, the total net asset value of a shareholder's holdings will not change as a result of the transaction. Of course, the newly issued shares of the Master Fund may trade at a discount from net asset value, which might be greater or less than the trading discount of a shareholder's Government Fund shares.

11. Will the market value of my investment change?
The funds will continue to be traded on the New York Stock Exchange until the time of the transaction, and may at times trade at a market price greater or less than net asset value. In recent years, shares of both funds have traded at a discount to net asset value. Depending on market conditions immediately prior to the exchange, shares of the Master Fund may trade at a greater or smaller discount to net asset value than shares of the Government Fund. This could result in your shares having a market value that is greater or less than they currently have.

12. How will I be notified of the outcome of the transaction?
If the proposed transaction is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number and the number of shares of the Master Fund issued to you in the reorganization. If the transaction is not approved or is not implemented for any reason, shareholders will be notified, and the results of the meeting will be provided in the next annual report of the Government Fund.

Risk factors

- What are the principal risk factors associated with an investment in the Master Fund, and how do they compare with those for the Government Fund?
The risks related to the Master Fund's portfolio securities are greater than the risks of those held by the Government Fund. In contrast to the Government Fund, the Master Fund invests a substantial portion of its assets in corporate fixed income securities and lower-rated securities. The broader diversification of the Master Fund is intended to reduce overall portfolio risk, although there can be no assurance that this diversification will be effective. A more detailed description of certain risks associated with an investment in the Master Fund is included in the section "Investment objectives and policies" on page 14 and in the SAI.

Lower-rated securities. The Master Fund may invest a significant portion (up to 65%) of its assets in lower-rated securities (rated below BBB/Baa), and may invest up to 5% of its assets in securities rated below CCC/Caa. These lower-rated securities are commonly known as junk bonds. By contrast, the Government Fund may invest only up to 15% of its assets in securities rated below BBB/Baa, and may not invest in securities rated below B. The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Securities in the lower-rating categories are considered to be of poor standing and predominantly speculative, and have large uncertainties and major risk exposures. The issuers of the lowest-rated securities may be in default.


                                    [bullet]

Fixed income securities. The values of fixed income securities in which both funds invest fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of fund assets. Conversely, during periods of rising interest rates, the value of fund assets will generally decline. In addition, the values of fixed income securities are affected by adverse changes in the financial condition of individual issuers or in general economic conditions.

Foreign investments. Since the Master Fund invests in a broader range of foreign securities than the Government Fund and may invest a larger percentage of its assets in foreign securities, an investment in the Master Fund will have more foreign security risk than the Government Fund. Foreign securities may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. The values of foreign securities may be less liquid and more volatile than comparable U.S. securities. There may be less information publicly available about foreign companies than about U.S. companies. Political developments and economic activity may affect the value of foreign investments, and legal remedies may be limited. The risks described above are typically increased for investments in securities principally traded in emerging markets.

Longer-term securities. Since the Master Fund may invest in slightly longer-term securities than the Government Fund, the value of the Master Fund's portfolio could at times be more sensitive to changes in interest rates.

Mortgage-backed securities. Like the Government Fund, the Master Fund may invest in mortgage-backed securities. Prepayments on mortgage-backed securities may require reinvestment of principal under less attractive terms. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities. Prepayments may cause losses in securities purchased at a premium.

Options and futures transactions. As with the Government Fund, the ability of the Master Fund to engage in futures and options transactions involves certain risks, including the risk that the Master Fund will be unable at times to close out such positions, that such transactions may not accomplish their purpose because of imperfect market correlations, or that Putnam Management may not forecast market movements correctly.

Other investment practices. As with the Government Fund, to the extent the Master Fund exercises its ability to engage in certain investment practices, such as securities loans, repurchase agreements and forward commitments, it may be delayed in recovering or unable to recover its collateral in the event of default by the other party.


                                    [bullet]

Introduction

The shareholders of the Government Fund are being asked to approve or disapprove a transaction between the Government Fund and the Master Fund pursuant to an Agreement and Plan of Reorganization between the funds, dated as of July 23, 1997 (the "Agreement"), which is attached to this Prospectus/Proxy Statement as Appendix A. The transaction will result in a combination of the assets of the two funds.

The Agreement provides, among other things, for the transfer of all of the assets of the Government Fund to the Master Fund in exchange (i) for the assumption by the Master Fund of all of the liabilities of the Government Fund and (ii) for shares of the Master Fund (the "Master Shares") with an aggregate net asset value equal to the net asset value of the assets of the Government Fund acquired by the Master Fund, as more fully described below under "Information about the reorganization."

After receipt of the Master Shares, the Government Fund will distribute the Master Shares to its shareholders in complete liquidation of the Government Fund, and the legal existence of the Government Fund as a separate business trust under Massachusetts law will be terminated. Each shareholder of the Government Fund will receive a number of full and fractional Master Shares equal in net asset value at the date of the exchange to the aggregate net asset value of the shareholder's Government Fund shares.

Prior to the date of the transfer (the "Exchange Date"), the Government Fund will declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

The Trustees have voted unanimously to approve the proposed transaction and to recommend that shareholders also approve the transaction. The affirmative vote of a majority of the outstanding shares of the Government Fund is necessary for the consummation of the proposed transaction.

In the event that this proposal is not approved by the shareholders of the Government Fund, the Government Fund will continue to be managed as a separate closed-end fund in accordance with its current investment objectives and policies subject to the outcome of Proposal 4 regarding open-ending. In such event, the Trustees may consider such alternatives as may be in the best interests of its shareholders.

Background and reasons for the proposed reorganization

The Trustees of the Government Fund, including all Trustees who are not "interested persons" of the fund, have determined that the transaction would be in the best interests of the fund's shareholders. In addition, the Trustees of both funds have determined that the interests of existing shareholders would not be diluted as a result of effecting the transaction. The Trustees have unanimously approved the proposed transaction and have recommended its approval by shareholders of the Government Fund.

The principal reasons why the Trustees are recommending the transaction are:

Greater investment flexibility; opportunity for increased performance. The Trustees, at meetings held earlier this year, reviewed the long-term performance of the two funds and similar Putnam closed-end funds in light of concerns about the continued discount of the share prices to net asset value. This review indicated that funds such as the Master Fund, with broader investment policies, especially the ability to invest a significant portion of its assets in higher yield bonds, have tended to perform better over the long-term than the Government Fund. Set forth below is total return information for the two funds over the one, three, and five year periods and from inception (April 29, 1988 for the Master Fund; June 27, 1988 for the Government Fund):

Annualized Total Return (periods ending June 30, 1997)



                       Government Fund              Master Fund
                   ------------------------   ------------------------
                   NAV       Market Price      NAV       Market Price
                   -------   --------------   --------   -------------
1 year             7.34%        7.26%         10.43%         16.25%
3 year             8.18%        7.31%         10.23%         10.06%
5 year             6.93%        5.07%          9.32%          7.73%
From Inception     8.46%        6.12%          9.52%          7.63%

                                    [bullet]

The dividend yield for each fund as of June 30, 1997 was as follows:



           Government Fund              Master Fund
       ------------------------   -----------------------
       NAV       Market Price     NAV       Market Price
       -------   --------------   -------   -------------
       7.25%        8.21%         7.80%       8.50%

Past performance is no guarantee of future performance.

In lieu of proposing to amend the Government Fund's investment policies to provide for greater investment flexibility, the Trustees concluded that a reorganization of the Government Fund into the Master Fund would provide Government Fund shareholders the opportunity to invest in a portfolio with broader and more flexible policies, which may lead to better performance over the long-term. There are, of course, risks associated with having a substantial portion of a fund's assets invested in higher risk, higher yielding securities. However, the Trustees concluded that the increase in investment flexibility and potential increased performance outweighed these risks. Putnam Management has advised the Trustees that the diversified nature of a fixed income fund such as the Master Fund, which invests in U.S. government and investment grade corporate bonds, high yield bonds and international securities, will serve to reduce the risks of investing in any one fixed income asset class. In addition, the Trustees believe, based on the advice of Putnam Management, that shares of closed-end fixed income funds trade primarily on yield and, that, although there can be no assurances, investment in higher yielding securities may lead to lower trading discounts over the long-term.

Reduced expenses. The transaction will result in a combined fund with lower expense ratios than either fund prior to the transaction. Based on the management fee schedules for the funds, which are identical, the management fee rate for both funds will be lower immediately following the transaction due to the application of fee breakpoints. Further, Putnam Management expects that the combined fund, with approximate net assets of $850 million, will experience lower overall expenses due to efficiencies resulting from operating a fund of that size. The total fund operating expenses of the Government Fund and the Master Fund for the 12-month period ended March 31, 1997 were .90% and .95% of average net assets, respectively. For the same period, the annualized total fund operating expenses of the combined fund on a pro forma basis would have been .88% of average net assets.

Potential for increased liquidity. Putnam Management believes that the transaction could result in increased liquidity for shareholders of both funds. Increased liquidity might result from the significant increase in the number of shares outstanding for the combined fund, which Putnam Management believes might attract greater investor interest and create a more liquid market for shareholders in the combined fund.

Exchange without recognition of gain or loss. If a Government Fund shareholder were to sell his or her shares to invest in another fund like the Master Fund, gain or loss would be recognized by that shareholder for federal income tax purposes. In contrast, the proposed transaction affords Government Fund shareholders the ability to invest in the Master Fund through a tax-free exchange of shares at net asset value. Of course, a shareholder would realize a gain or loss on any subsequent sale of Master Fund shares.

Information about the reorganization.

Agreement and Plan of Reorganization. The Agreement and Plan of Reorganization provides that the Master Fund will acquire all of the assets of the Government Fund in exchange for the assumption by the Master Fund of all of the liabilities of the Government Fund and for the issuance of Master Shares with an aggregate net asset value equal to the net asset value of the acquired assets. The transaction would occur on or about October 27, 1997 (that date being the "Exchange Date"). The value of the acquired assets of the Government Fund and the net asset value of the Master Shares would be determined as of 4:00 p.m. Boston time on the business day immediately prior to the Exchange Date. The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement, which is attached as Appendix A to this Prospectus/Proxy Statement.

Immediately following the Exchange Date, the Government Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Master Shares received by the Government Fund. As a result of the proposed transaction, each holder of shares of the Government Fund will receive a number of Master Shares equal in aggregate net asset value at the Exchange Date to the net asset value


                                    [bullet]
of the Government Fund shares held by the shareholder. New certificates for Master Shares will be issued only upon written request. Since fractional shares of the Master Fund cannot be sold on the New York Stock Exchange, former Government Fund shareholders holding fractional Master Shares following the reorganization can request to receive cash from the Master Fund for such shares equal to the market value of such shares and consistent with the Master Fund's policies as in effect from time to time.

The consummation of the reorganization is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders, prior to the Exchange Date by mutual consent of the Master Fund and the Government Fund or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party. Further, if Proposal 4 to open-end the Government Fund is approved, the transaction will be abandoned.

If shareholders approve the reorganization, Putnam Management will be authorized to reposition the Government Fund's portfolio, subject to tax and other regulatory restraints, so that it reflects the broader investment policies of the Master Fund. It is expected that all or a substantial portion of this repositioning will be completed prior to the consummation of the transaction. Government Fund shareholders will bear the portfolio trading costs associated with this repositioning.

Except for the trading costs associated with the repositioning described above, the fees and expenses for the transaction are estimated to be approximately $460,000. The costs of proxy materials and proxy solicitations will be borne by the Government Fund. The Master Fund will bear the cost of SEC filing fees to register the Master Shares, estimated to be $170,000. All other fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation of the transactions contemplated by the Agreement will be allocated ratably between the two funds in proportion to their net assets as of the day of the transfer. However, to the extent that any payment by either fund of such fees or expenses would result in the disqualification of the Master Fund or the Government Fund as a "regulated investment company" within the meaning of
Section 851 of the Internal Revenue Code of 1986, as amended (the "Code"), such fees and expenses will be paid directly by the party incurring them.

The Master Shares. Master Shares will be issued to the Government Fund's shareholders in accordance with the procedure under the Agreement as described above. The Master Shares are shares of beneficial interest of the Master Fund. Each of the Master Shares will be fully paid and nonassessable when issued, will be transferable without restriction, and will have no preemptive, conversion, exchange or redemption rights. Each share has one vote, with fractional shares voting proportionately. Shares are freely transferable, are entitled to dividends as declared by the Trustees and, if the Master Fund were liquidated, would receive the net assets of the fund.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Master Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Master Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Master Fund or its Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the Master Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Master Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the Government Fund are currently subject to this same risk of shareholder liability.

Federal income tax consequences. It is a condition to the Government Fund's obligation to consummate the reorganization that it will either receive a ruling from the Internal Revenue Service or an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

  (i) under Section 361 of the Code, no gain or loss will be recognized by the Government Fund as a result of the reorganization;

  (ii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Government Fund on the distribution of Master Shares to them in exchange for their shares of the Government Fund;


                                    [bullet]

  (iii) under Section 358 of the Code, the tax basis of the Master Shares that the Government Fund's shareholders receive in place of their Government Fund shares will be the same as the basis of the Government Fund shares exchanged; and

  (iv) under Section 1223(1) of the Code, a shareholder's holding period for the Master Shares received pursuant to the Agreement will be determined by including the holding period for the Government Fund shares exchanged for the Master Shares, provided that the shareholder held the Government Fund shares as a capital asset.

If an Internal Revenue Service ruling or legal opinion is not received, the transaction will not take place as currently contemplated and the Trustees of the Government Fund will consider other alternatives.

The Trustees of each fund have determined that the interests of that fund's shareholders will not be diluted as a result of the transactions contemplated by the reorganization, and that the proposed reorganization is in the best interests of each fund.

Capitalization
The following table shows the capitalization of the funds as of March 31, 1997, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

                                  (UNAUDITED)

                                                                   Master Fund
                                       Government     Master       Pro Forma
                                        Fund(1)       Fund(2)      Combined(3)
                                       ------------   ----------   ------------
Net assets (000's omitted)               $528,330       $325,735     $853,975
Shares outstanding (000's omitted)         64,333         38,448      100,818
Net asset value per share                $   8.21       $   8.47     $   8.47

 (1)Government Fund assets do not reflect estimated proxy-related costs of $200,000.


(2)Master Fund assets do not reflect estimated SEC filing fees of $170,000.


(3)Pro forma combined net assets reflect estimated legal and accounting transaction-related costs of $90,000.

Unaudited pro forma combining financial statements of the funds as of March 31, 1997 and for the twelve-month period then ended are included in the SAI. Because the Agreement provides that the Master Fund will be the surviving fund following the transaction and because the Master Fund's investment objectives and policies will remain unchanged, the pro forma combining financial statements reflect the transfer of the assets and liabilities of the Government Fund to the Master Fund as contemplated by the Agreement.


Information about the Master Fund

Investment objectives and policies
The investment objective of the Master Fund is to seek, with equal emphasis, high current income and relative stability of net asset value. The Master Fund invests in a diversified portfolio of fixed income securities having a dollar-weighted average maturity of more than three years but not more than 10 years, with no security having a remaining maturity in excess of 12 years. The Master Fund diversifies its investments among the following three sectors of the fixed income securities market:

 [bullet] a U.S. High Grade Sector, consisting of debt obligations of the U.S.
          government, its agencies and instrumentalities, related options, futures and repurchase agreements, and high grade U.S. corporate debt obligations and mortgage-backed and asset-backed securities;

 [bullet] a High Yield Sector, consisting primarily of high yield, lower-rated
          U.S. and foreign corporate fixed income securities; and

 [bullet] an International Sector, consisting primarily of obligations of foreign governments, their agencies and instrumentalities, and other fixed income securities denominated in foreign currencies or U.S. dollars.

Putnam Management believes that the Master Fund's policies of limiting the maturity of its portfolio investments and diversifying investments among these sectors will reduce fluctuations in net asset value over the long term.


                                    [bullet]

Subject to the foregoing limitations, Putnam Management adjusts the average maturity of the investments held in the portfolio from time to time, depending on its assessment of relative yields and risks of securities of different maturities and its expectations of future changes in interest rates.

Historically, the markets for U.S. government securities and other high-grade U.S. fixed income securities, high yield fixed income securities and foreign fixed income securities have tended to behave independently and have at times moved in opposite directions. For example, U.S. government securities have generally been affected negatively by inflationary concerns resulting from increased economic activity. High yield U.S. corporate fixed income securities, on the other hand, have generally benefited from increased economic activity due to improvements in the credit quality of corporate issuers. The reverse has generally been true during periods of economic decline. Similarly, U.S. government securities have often been negatively affected by a decline in the value of the dollar against foreign currencies, while the bonds of foreign issuers held by U.S. investors have generally benefited from such decline. Putnam Management believes that, when financial markets exhibit such a lack of correlation, a pooling of investments among these markets may lead to greater stability of net asset value over the long term than investing exclusively in any one of the markets.

Putnam Management determines the amount of assets to be allocated to each market sector based on its assessment of the returns that can be achieved from a portfolio which is invested in all three sectors. In doing so, it will seek to maximize current income without incurring undue risk to capital. In making this determination, Putnam Management will rely in part on quantitative analytical techniques that measure relative risks and opportunities of each market sector based on current and historical market data for each sector, as well as on its own assessment of economic and market conditions. Putnam Management will continuously review this allocation of assets and make such adjustments as it deems appropriate. Under normal market conditions, the Master Fund will not invest more than 65% of its assets in any one market sector, and will invest at least 15% of its assets in each market sector. The Master Fund's assets allocated to each of these market sectors will be managed in accordance with the particular investment policies described below. The Master Fund will not invest more than 65% of its assets (across all sectors) in securities rated below BBB/Baa by a nationally recognized securities rating agency, such as Moody's or S&P (or in unrated securities determined by Putnam Management to be of comparable quality). To the extent a security is assigned a different rating by one or more of the various ratings agencies, Putnam Management will use the highest rating assigned by an agency.

The U.S. High Grade Sector
The Master Fund will invest assets allocated to the U.S. High Grade Sector in U.S. government securities, related options, futures contracts and repurchase agreements, high grade U.S. corporate debt obligations and high grade mortgage-backed and asset-backed securities. All securities purchased by this sector must have, at the time of purchase, at least an "A" rating from a nationally recognized securities rating agency (or unrated securities of comparable quality).

"U.S. government securities" are debt securities issued or guaranteed by the U.S. government, by various of its agencies, or by various instrumentalities established or sponsored by the U.S. government. Some of these obligations, including U.S. Treasury bills, notes and bonds, mortgage participation certificates guaranteed by the Government National Mortgage Association ("Ginnie Mae"), and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. These securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("Fannie Mae") bonds.

The Master Fund may invest assets allocated to the U.S. High Grade Sector in mortgage-backed securities, including collateralized mortgage obligations ("CMOs"). CMOs and other mortgaged-backed securities represent participations in, or are secured by, mortgage loans and include:


                                    [bullet]

  -- Certain securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities;

  -- Securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and

  -- Securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

The Master Fund may also invest assets allocated to the U.S. High Grade Sector in asset-backed securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

High Yield Sector
The Master Fund will invest assets allocated to the High Yield Sector primarily in high yielding, lower-rated, higher risk fixed income securities of U.S. companies, including debt securities, convertible securities and preferred stocks. The High Yield Sector may also invest in high yielding, lower-rated fixed income securities of corporate issuers located in foreign countries. As described below, however, the Master Fund may invest all or any part of the High Yield Sector portfolio in higher-rated and unrated fixed-income securities. The Master Fund will not necessarily invest in the highest yielding securities available if in Putnam Management's opinion the differences in yield are not sufficient to justify the higher risks involved.

Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from lower-rated fixed income securities. Lower-rated fixed income securities are generally regarded as those rated below investment grade (rated Baa/BBB by nationally recognized securities rating agencies such as Moody's or S&P, or unrated securities of comparable quality). Securities rated below Baa or BBB, commonly known as "junk bonds", are considered to be of poor standing and predominantly speculative. The entire High Yield Sector and up to 65% of the Master Fund's assets may be invested in such lower-rated securities, although the Master Fund may not invest more than 20% of its assets in such lower-rated securities issued by foreign issuers. In addition, the Master Fund may invest up to 5% of its assets in securities rated below Caa or CCC by a nationally recognized rating agency, or in unrated securities of comparable quality. Such securities may be in default and are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing. The rating services' descriptions of these rating categories, including the speculative characteristics of the lower categories, are included in Appendix B to this Prospectus/Proxy Statement.

Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although Putnam Management considers security ratings when making investment decisions, it performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. Putnam Management's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. Because of the greater number of investment considerations involved in investing in lower-rated securities, the achievement of the Master Fund's objectives depends more on Putnam Management's analytical abilities than would be the case if the Master Fund were investing primarily in securities in the higher rating categories.

The Master Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether continued investment in the security will assist in meeting the Master Fund's investment objective.


                                    [bullet]

Putnam Management believes that diversification of the Master Fund's investments in the High Yield Sector among several lower-rated securities of different issuers will help to reduce the risks of owning any of such securities separately.

The Master Fund may invest assets allocated to the High Yield Sector in lower-rated securities of foreign corporate issuers denominated either in U.S. dollars or in foreign currencies. For a discussion of the risks associated with foreign investing, see "International Sector" below.

International Sector
The Master Fund will invest the assets allocated to the International Sector in debt obligations and other fixed income securities primarily denominated in non-U.S. currencies including:

 [bullet] debt obligations issued or guaranteed by foreign national, provincial, state or other governments with taxing authority, or by their agencies or instrumentalities;

 [bullet] debt obligations of supranational entities (described below);

 [bullet] debt obligations and other fixed income securities of foreign and U.S. corporate issuers; and

 [bullet] foreign currency denominated obligations of U.S. issuers.

Historically, yields available from securities of issuers in many foreign countries have often been higher than those available from securities of U.S. issuers. The Master Fund has the flexibility to invest in any country where Putnam Management sees potential for high income. Putnam Management expects that the Master Fund will invest primarily in securities of issuers in industrialized Western European countries (including Scandinavian countries) and in Canada, Japan, Australia and New Zealand. However, the International Sector also may make substantial investments in emerging market countries. The Master Fund will not invest more than 20% of its assets in foreign fixed income securities rated, at the time of purchase, below BBB or Baa by securities ratings agencies, or unrated securities of comparable quality. To the extent a security is assigned a different rating by one or more ratings agencies, Putnam Management will use the highest rating assigned by any agency. Putnam Management will also consider expected changes in foreign currency exchange rates in determining the anticipated returns of securities denominated in foreign currencies.

The obligations of foreign governmental entities, including supranational issuers, have various kinds of government support. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government.

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members or "stockholders" usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowing. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves, and net income.

The Master Fund may engage in foreign currency exchange transactions and futures and options to manage its foreign currency exposure. The Master Fund may also engage in the writing of covered call and put options with respect to foreign fixed income securities and related futures in order to supplement the Master Fund's portfolio income. See "Other investment practices."

Risk Factors
Set forth below are the principal risk factors of investing in the Master Fund. Several risk factors, such as interest rate risk, also apply to an investment in the Government Fund. Others, such as the risks associated with investment in lower-rated securities, apply especially to the Master Fund.


                                    [bullet]

Fixed income securities. The values of fixed income securities fluctuate in response to changes in interest rates. Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Master Fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of the Master Fund's assets. Conversely, during periods of rising interests rates, the value of the Master Fund's assets will generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. U.S. government securities are considered among the safest of fixed income investments, but their values, like those of other debt securities, will fluctuate with changes in interest rates. Because of their added safety, the yields available from U.S. government securities are generally lower than the yields available from comparable corporate debt securities.

While certain U.S. government securities, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, other securities in which the Master Fund may invest are subject to varying degrees of risk of default. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed and corporate debt securities, the ability of the underlying mortgagors or other borrowers to meet their obligations.

Lower-rated securities. Like those of other fixed income securities, the values of lower-rated securities will fluctuate in response to changes in interest rates. However, the yields on such securities are also generally higher. In addition, the values of such lower-rated securities will also be affected by general economic and business conditions affecting the specific industries of their issuers. Changes by recognized rating agencies in their ratings of a fixed income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

Investors should carefully consider their ability to assume the risks of owning shares of a fund that invests in lower-rated securities. The lower rating of certain securities reflects a greater possibility of adverse changes in the financial condition of the issuer or adverse changes in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the Master Fund more volatile and could limit the Master Fund's ability to sell its securities at prices approximating the values placed on such securities. In the absence of a liquid trading market for its portfolio securities the Master Fund at times may be unable to establish the fair value of such securities.

The rating assigned to a security by a rating agency does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

Putnam Management seeks to minimize the risks of investing in lower-rated securities through careful investment analysis. When the Master Fund invests in securities in the lower rating categories, the achievement of its goals is more dependent on Putnam Management's ability than would be the case if the Master Fund were investing in securities in the higher rating categories.

At times, a substantial portion of Master Fund assets allocated to the High Yield Sector may be invested in securities which the Master Fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, it may be more difficult to sell these securities when Putnam Management believes it advisable to do so or the Master Fund may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Master Fund's net asset value.

In order to enforce its rights in the event of a default of these securities, the Master Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the securities. This could increase fund operating expenses and adversely affect net asset value.

Prepayment risk. Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until


                                    [bullet]
maturity when the entire principal amount comes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans or other assets.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Master Fund.

Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed and asset-backed securities in which the Master Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Master Fund to experience a loss equal to any unamortized premium.

CMOs. CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies and some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Master Fund.

Foreign investments. Foreign investments involve certain risks that are not present with respect to domestic securities. Because most securities held in the International Sector are denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Master Fund's assets and the Master Fund's income available for distribution. In addition, although a portion of the Master Fund's investment income may be received or realized in such currencies, the Master Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Master Fund's income has been earned and translated into U.S. dollars but before payment, the Master Fund could be required to liquidate portfolio securities to make such distributions.

The values of foreign investments and the investment income derived from them may also be affected favorably or unfavorably by changes in currency exchange control regulations. Although the Master Fund will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there is no assurance that currency controls will not be imposed subsequently. In addition, the values of foreign fixed income investments will fluctuate in response to changes in U.S. and foreign interest rates.

Investments in foreign securities may subject the Master Fund to other risks as well. For example, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in


                                    [bullet]
the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of Master Fund assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, the Master Fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above are typically increased in connection with investments in less developed and developing nations, sometimes referred to as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, causing instability. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. In addition, the small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Master Fund's investments in such countries illiquid and more volatile than investments in more developed countries. Investments in emerging markets may be considered speculative.

Defensive strategies
At times, Putnam Management may judge that conditions in the securities markets make pursuing the Master Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Putnam Management may temporarily use alternative strategies that are designed primarily to reduce fluctuations in the value of the Master Fund's assets. In implementing these defensive strategies, depending on the circumstances, the Master Fund may shift its portfolio emphasis to higher rated securities in the High Yield Sector, hedge currency risks in the International Sector, or generally reduce the average maturity of its holdings in any or all of the sectors. Under unusual market conditions, the Master Fund could invest up to 100% of its assets in short-term U.S. government securities when the risks of investing into other sectors are perceived to outweigh the possible benefits of sector diversification. It is impossible to predict when, or for how long, these alternative strategies will be used.

Other investment practices
The Master Fund may also engage in the following investment practices, each of which involves certain special risks.

Options. The Master Fund may seek to increase its current return by writing covered call and put options on U.S. government securities, foreign fixed-income securities and foreign currencies. The Master Fund receives a premium from writing a call or put option, which increases the Master Fund's return if the option expires unexercised or is closed out at a net profit.

When the Master Fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security or currency above the exercise price of the option; when it writes a put option, it takes the risk that it will be required to purchase a security or currency from the option holder at a price above the current market price of the security or currency. The Master Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The Master Fund may also buy and sell put and call options, including combinations of put and call options on the same underlying security or currency. The use of these strategies may be limited by applicable law.


                                    [bullet]

Foreign currency exchange transactions. The Master Fund may engage in foreign currency exchange transactions to manage its exposure to foreign currencies. Putnam Management may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging"). It may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law.

The Master Fund may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Master Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Master Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

If conditions warrant, for transaction hedging purposes the Master Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the Master Fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

The Master Fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the Master Fund intends to buy are denominated, when the Master Fund holds cash or short-term investments). For position hedging purposes, the Master Fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies on exchanges or in over-the-counter markets. In connection with position hedging, the Master Fund may also purchase or sell foreign currency on a spot basis.

The Master Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Master Fund. Cross hedging transactions by the Master Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The Master Fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the Master Fund's best interest but that bonds dominated in that currency are unattractive. In that case the Master Fund may purchase a currency forward or option to give it exposure to the currency. The Master Fund will segregate liquid securities in its portfolio to cover forward contracts used for non-hedging purposes in accordance with SEC regulations.

The decision as to whether and to what extent the Master Fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the Master Fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the Master Fund will engage in foreign currency exchange transactions at any given time or from time to time.

For a further discussion of the risks associated with purchasing and selling futures contracts and options, see "Financial futures and options" below. The SAI also contains additional information concerning the Master Fund's use of foreign currency exchange transactions.


                                    [bullet]

Financial futures and options. The Master Fund may purchase and sell futures contracts on U.S. government securities, foreign fixed income securities and on foreign currencies. A futures contract is a contract to buy or sell a certain amount of a particular U.S. government security, foreign fixed income security or foreign currency at an agreed price on a specified future date. Depending on the change in the value of the security or currency between the time the Master Fund enters into and terminates a futures contract, the Master Fund realizes a gain or loss. The Master Fund may purchase and sell call and put options on futures contracts or on securities it is permitted to purchase in addition to or as an alternative to purchasing and selling futures contracts. The Master Fund may engage in futures and options transactions for hedging purposes and for nonhedging purposes, such as to adjust its exposure to relevant markets or as a substitute for direct investment.

The use of futures and options involves certain special risks. Futures and options transactions involve costs and may result in losses.

The successful use of futures and related options will usually depend on Putnam Management's ability to forecast interest rate and market movements correctly. The use of futures and options strategies also involves the risk of imperfect correlation between movements in the prices of futures and options and movements in the prices of the underlying securities or currencies or in the values of the securities or currencies that are the subject of a hedge. The successful use of futures and options also depends on the availability of a liquid secondary market to enable the Master Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at a particular time. The Master Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Master Fund.

Because the markets for futures and options on foreign fixed income securities and foreign currencies are relatively new and still developing and are subject to certain regulatory constraints, the Master Fund's ability to engage in such transactions may be limited. The use of futures and options transactions for purposes other than hedging entails greater risks. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the use of futures and options transactions.

A more detailed description of futures and options strategies, including the risks associated with them, is included in the SAI.

Securities loans, repurchase agreements and forward commitments. The Master Fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. The Master Fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk if the other party should default on its obligation and the Master Fund is delayed or prevented from recovering the collateral or completing the transaction.


                                    [bullet]

Financial highlights

The following table presents per share financial information for the Master Fund since its inception. With the exception of the information for the six months ended March 31, 1997, this information has been audited and reported on by Coopers & Lybrand, L.L.P., the fund's independent accountants.

                           Six months
                             ended
                            March 31,
                              1997                                               Year ended September 30
                           (Unaudited)          1996        1995        1994        1993        1992
-------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period     $      8.58        $   8.38    $   8.13    $   8.91    $   8.71    $   8.16
Investment
 operations
Net investment
 income                          .33             .63         .67         .62         .68         .74
Net realized and
 unrealized gain
 (loss) on
 investments                    (.13)            .19         .21        (.71)        .29         .63
Total from investment
 operations                      .20             .82         .88        (.09)        .97        1.37
Less distributions:
From net investment
 income                         (.31)           (.61)       (.49)       (.55)       (.68)       (.74)
In excess of net
 investment income                --              --          --          --        (.09)         --
From net realized
 gain on
 investments                      --              --          --        (.06)         --          --
Return of capital                 --            (.01)       (.14)       (.08)         --        (.08)
Total distributions             (.31)           (.62)       (.63)       (.69)       (.77)       (.82)
Net asset value, end
 of period               $      8.47        $   8.58    $   8.38    $   8.13    $   8.91    $   8.71
Market value, end of
 period                  $     7.500        $  7.500    $  7.375    $  7.250    $  8.375    $  8.500
Total investment
 return at market
 value (%)(a)                   4.12(c)        10.34       10.90       (5.57)       7.89       21.13
Net assets, end of
 period (in
 thousands)              $   325,735        $332,537    $326,735    $317,296    $347,620    $339,871
Ratio of expenses to
 average net assets
 (%)(b)                          .46(c)          .99        1.03         .92         .96         .98
Ratio of net
 investment income
 to average net
 assets (%)                     3.79(c)         7.44        8.24        7.18        7.83        8.76
Portfolio turnover (%)        107.73(c)       232.90      219.63      204.92      237.63      134.43
-----------------------  ------------       --------    --------    --------    --------    --------


                                                                       For the
                                                                       period
                                                                      April 29,
                                                                        1988
                                                                     (commence-
                                                                       ment of
                                                                       opera-
                                                                      tions) to
                          1991        1990        1989                September
                                                                      30, 1988*
--------------------------------------------------------------------------------
Net asset value,
 beginning of period     $   7.60    $   8.62    $   9.27      $      9.29
Investment
 operations
Net investment
 income                       .76         .84         .97              .38
Net realized and
 unrealized gain
 (loss) on
 investments                  .67        (.91)       (.55)            (.06)
Total from investment
 operations                  1.43        (.07)        .42              .32
Less distributions:
From net investment
 income                      (.76)       (.85)       (.99)             .34
In excess of net
 investment income             --          --          --               --
From net realized
 gain on
 investments                   --        (.08)       (.08)              --
Return of capital            (.11)       (.02)         --               --
Total distributions          (.87)       (.95)      (1.07)            (.34)
Net asset value, end
 of period               $   8.16    $   7.60    $   8.62      $      9.27
Market value, end of
 period                  $  7.750    $  6.375    $  8.375      $     9.250
Total investment
 return at market
 value (%)(a)               36.82      (13.29)       1.92            (4.05)(c)
Net assets, end of
 period (in
 thousands)              $317,747    $301,613    $345,931      $   371,282
Ratio of expenses to
 average net assets
 (%)(b)                      1.08        1.04        1.04              .39(c)
Ratio of net
 investment income
 to average net
 assets (%)                  9.65        10.4       10.61             4.13(c)
Portfolio turnover (%)     204.31      211.22      202.47            33.18(c)
--------------------------------------------------------------------------------

 *Activity for the period March 10, 1988 to April 28, 1988 is not included.
(a)Total investment return does not reflect the effect of sales charges.
(b)The ratio of expenses to average net assets for the year ended September 30, 1995 and thereafter includes amounts paid through expense offset arrangements.
(c)Not annualized.


                                    [bullet]

Information about the Government Fund

The investment objective of the Government Fund is to seek, with equal emphasis, high current income and relative stability of net asset value, by investing in a diversified portfolio of fixed income securities having a dollar-weighted average maturity of more than 3 years but not more than 10 years, with no security having a remaining effective maturity of more than 10 years. The Government Fund invests in the following two sectors of the fixed income securities market:

 [bullet] a U.S. government sector, consisting primarily of debt obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, and related options, futures and repurchase agreements ("U.S. government securities"); and

 [bullet] a foreign government sector, consisting primarily of debt obligations of foreign governments, their agencies and intrumentalities, and supranational entities ("foreign government securities")

The Government Fund may engage in foreign currency exchange transactions and options to manage its foreign currency exposure. The Government Fund may also hold a portion of its assets in cash and money-market instruments.

Putnam Management believes that, because the Government Fund limits the maturity of its portfolio investments and normally invests a portion of its assets in foreign securities, the Government Fund's net asset value is likely to be more stable over the long term than if the Government Fund invested exclusively in longer-term U.S. government securities. The values of fixed income securities generally rise during periods of falling interest rates and decline during periods of rising interest rates. The magnitude of these fluctuations generally has been smaller for intermediate-term securities than for securities with longer maturities. While the volatility associated with intermediate-term securities is lower, the yields available on such securities are also generally lower. Options on intermediate-term securities generally carry smaller premiums and, therefore, the additional income that can be generated by the Government Fund's options and futures strategies described below is likely to be less than if the Government Fund invested in longer-term securities.

Putnam Management adjusts the average maturity of the investments held in the portfolio from time to time, depending on its assessment of relative yields and risks of securities of different maturities and its expectations of future changes in interest rates.

Historically, the markets for U.S. government securities and foreign government securities have tended to behave independently and have at times moved in opposite directions. For example, U.S. government securities have often been negatively affected by a decline in the value of the dollar against foreign currencies, while the bonds of foreign issuers held by U.S. investors have generally benefitted from such decline. Putnam Management believes that, because the markets for U.S. government securities and for foreign securities often exhibit such a lack of correlation, the Government Fund should be able to achieve greater stability of net asset value over the long term by investing a portion of its assets in foreign securities than by investing exclusively in a portfolio of U.S. government securities.

Putnam Management expects that a portion of the Government Fund's assets will normally be invested in foreign government securities. Such investments may represent up to 50% of the Government Fund's assets. Putnam Management determines the amount of the Government Fund's assets invested in foreign government securities based on its assessment of the maximum level of current income that can be achieved from a portfolio invested in U.S. government securities and foreign government securities, consistent with reducing fluctuations in net asset value. In making these adjustments, Putnam Management will consider changing market, economic, and currency conditions and the relative risks and opportunities of investing in foreign securities.

The Government Fund may invest up to 15% of its assets in securities rated below investment grade (rated below Baa or BBB by a recognized securities rating agency, such as Moody's or S&P), or in unrated securities determined to be of comparable quality. The Government Fund will not invest in securities rated below B at the time of purchase.


                                    [bullet]

For more information about the Government Fund's investments in U.S. government securities and foreign government securities and the risks they may entail, see "Information about the Master Fund--Investment objectives and policies" above.

Defensive strategies
There may be times when, in Putnam Management's judgment, conditions in the securities markets would make pursuing the Government Fund's basic investment strategy inconsistent with the best interests of the Government Fund's shareholders. At such times, Putnam Management may employ alternative strategies, primarily seeking to reduce fluctuations in the value of the Government Fund's assets. In implementing these defensive strategies, depending on the circumstances, the Government Fund may reduce or eliminate its foreign securities holdings, or generally reduce the average maturity of its holdings. Under unusual market conditions the Government Fund could invest up to 100% of its assets in short term U.S. government securities. It is impossible to predict when, or for how long, such defensive strategies will be utilized.

Other investment practices
The Government Fund may engage in futures and options transactions, foreign currency exchange transactions, securities loans, forward commitments, and repurchase agreements. For a description of these investment practices, and special risks they may involve, see "Information about the Master Fund--Other investment practices."



                                    [bullet]

Financial highlights

The following table presents per share financial information for the Government Fund since inception. With the exception of the information for the six months ended May 31, 1997, this information has been audited and reported on by Price Waterhouse, LLP, the fund's independent accountants.

                              Six months                                    Year ended November 30,
                                ended
                               May 31,
                                1997          1996        1995        1994        1993        1992        1991        1990
                             (Unaudited)
                              ----------- ----------- ----------- ----------- ----------- ----------- -----------   ---------
Net asset value,
 beginning of period     $      8.66     $   8.70    $   8.07    $   9.05    $   9.32    $   9.21    $   9.08    $   9.11
Investment
 operations
Net investment income            .25          .54         .58         .56         .55         .60         .68         .73
Net realized and
 unrealized gain
 (loss) on investments          (.36)         .01         .65        (.84)        .21         .28         .34         .22
Total from investment
 operations                     (.11)         .55        1.23        (.28)        .76         .88        1.02         .95
Less distributions:
From net investment
 income                         (.30)        (.59)       (.60)       (.39)       (.55)       (.60)       (.68)       (.73)
In excess of net
 investment income                --         (.01)         --          --        (.04)         --          --          --
From net realized
 gain on
 investments                      --           --          --        (.07)       (.44)       (.17)       (.05)       (.08)
Return of capital                 --           --          --        (.24)         --          --        (.16)       (.17)
Total distributions             (.30)        (.60)       (.60)       (.70)      (1.03)       (.77)       (.89)       (.98)
Increase in net asset
 value from shares
 repurchased                      --          .01          --          --          --          --          --          --
Net asset value, end
 of period               $      8.25     $   8.66    $   8.70    $   8.07    $   9.05    $   9.32    $   9.21    $   9.08
Market value, end of
 period                  $     7.500     $  7.625    $  7.750    $  7.250    $  8.125    $  9.125    $  9.125    $   9.00
Total investment
 return at market
 value (%)(a)                   2.29(c)      6.44       15.58       (2.38)       (.01)       8.69       11.80       11.90
Net assets, end of
 period
 (in thousands)          $   531,059     $559,137    $566,049    $525,592    $589,227    $601,573    $585,649    $567,117
Ratio of expenses to
 average net assets
 (%)(b)                          .45(c)       .90        1.00         .87         .89         .92        1.01        1.02
Ratio of net
 investment income
 to average net
 assets (%)                     3.00(c)      6.31        6.85        6.64        5.98        6.51        7.51        8.19
Portfolio turnover
 (%)                          162.70(c)    326.92      416.86      242.42      303.68      216.24      255.49      268.42
----------------------   ------------    --------    --------    --------    --------    --------    --------    --------


                                          For the period
                                           June 27, 1988
                                           (commencement
                                         of operations) to
                           1989          November 30, 1988
                        -----------      -----------------
Net asset value,
 beginning of period      $   9.38      $      9.30
Investment
 operations
Net investment income          .79              .35
Net realized and
 unrealized gain
 (loss) on investments        (.05)             .07
Total from investment
 operations                    .74              .42
Less distributions:
From net investment
 income                       (.79)            (.34)
In excess of net
 investment income              --               --
From net realized
 gain on
 investments                  (.22)              --
Return of capital               --               --
Total distributions          (1.01)            (.34)
Increase in net asset
 value from shares
 repurchased                    --               --
Net asset value, end
 of period                $   9.11      $      9.38
Market value, end of
 period                   $   9.00      $     9.250
Total investment
 return at market
 value (%)(a)                 8.52            (4.11)(c)
Net assets, end of
 period
 (in thousands)           $562,115      $   569,990
Ratio of expenses to
 average net assets
 (%)(b)                       1.00              .42(c)
Ratio of net
 investment income
 to average net
 assets (%)                   8.43             3.71(c)
Portfolio turnover
 (%)                        174.57            34.74(c)
----------------------    --------      -----------

(a)Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)The ratio of expenses to average net assets for the year ended November 30, 1995 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
(c)Not annualized.


                                    [bullet]

Additional information about the funds

Except as otherwise noted, the following additional information relates to both the Master Fund and the Government Fund.

Portfolio turnover
The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as "portfolio turnover." As a result of each fund's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Portfolio turnover rates for the funds are shown in the their respective "Financial highlights".

Investment restrictions
Both funds have adopted the following investment restrictions which may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the affected fund (which is defined in the Investment Company Act of 1940 to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy.) Each fund may not:

  1. Borrow money or issue senior securities (as defined in the Investment Company Act of 1940), except that the fund may borrow amounts not exceeding 15% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made for temporary purposes (including repurchasing its shares while effecting an orderly liquidation of portfolio securities) or for emergency purposes.

  2. Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by restriction 1 above. Collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.

  3. Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with transactions in futures contracts and options.

  4. Make short sales of securities or maintain a short position for the account of the fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

  5. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

  6. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate.

  7. Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts and related options, and futures, forward contracts and options on foreign currencies.

  8. Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value), or through the lending of its portfolio securities with respect to not more than 25% of its total assets.


                                    [bullet]

  9. Invest in securities of any issuer, if, to the knowledge of the fund, officers and Trustees of the fund and officers and directors of Putnam Management who beneficially own more than 0.5% of the securities of that issuer together own more than 5% of such securities.

  10. Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities of the U.S. Government or its agencies or instrumentalities or, with respect to 25% of the fund's total assets, to securities issued by, or backed by the credit of, any foreign government, its agencies and instrumentalities.

  11. Acquire more than 10% of the voting securities of any issuer.

  12. Invest more than 25% of the value of its total assets in any one industry. (Securities of the U.S. Government, its agencies or instrumentalities, or of any foreign government, its agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent industries).

  13. Invest in the securities of registered open-end investment companies, except as they may be acquired as part of a reorganization or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions.

  14. Purchase securities restricted as to resale if, as a result, such investments would exceed 15% of the value of the fund's net assets, excluding restricted securities that have been determined by the Trustees of the fund (or the person designated by them to make such determination) to be readily marketable.

  15. Buy or sell oil, gas, or other mineral leases, rights or royalty contracts, although it may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

  16. Make investments for the purpose of gaining control of a company's management.

All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Except for the investment restrictions listed above, the other investment policies described in this Prospectus/Proxy Statement are not fundamental and may be changed by approval of the affected fund's Trustees.

Management


Each fund's Trustees are responsible for generally overseeing the conduct of fund business. The funds have the same Trustees. Information concerning the age, principal occupations, and professional affiliations of the Trustees is contained on pages 35-38 of this Prospectus/Proxy Statement. Information relating to the compensation of Trustees is contained on pages 40-41 of this Prospectus/Proxy Statement.

Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for each fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages each fund's other affairs and business. Each fund pays Putnam Management management fees at the following identical rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of any amount over $1.5 billion. Putnam Management is a subsidiary of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Except as otherwise noted, the following officers of Putnam Management have had primary responsibility for the day-to-day management of the funds' portfolios since the years stated below:


                                    [bullet]

                                   Business Experience
                          Year     (at least 5 years)
                          ------   ------------------------------------------------------------------------------------
Gail S. Attridge          1997     Employed as an investment professional by Putnam Management since 1993. Prior to
Senior Vice President              November 1993, Ms. Attridge was an Analyst at Keystone Custody International.

D. William Kohli          1994     Employed as an investment professional by Putnam Management since 1994. Prior to
Managing Director                  1994, Mr. Kohli was employed by Franklin Advisors/Templeton Investments Counsel as
                                   Executive Vice President and Co-Director of Global Bond Management from 1993 to
                                   1994, and as Senior Portfolio Manager from 1988 to 1993.

Jennifer E. Leichter*     1990     Employed as an investment professional by Putnam Management since 1987.
Managing Director

Kenneth J. Taubes         1997     Employed as an investment professional by Putnam Management since 1991.
Senior Vice President

-------
 *Master Fund only.

The funds pay all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The funds also reimburse Putnam Management for the compensation and related expenses of certain fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees.

Putnam Management places all orders for the purchase and sale of fund securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may, if permitted by law, consider the sale of shares of the other Putnam funds as a factor in the selection of broker-dealers.

Putnam Fiduciary Trust Company, One Post Office Square, Boston, Massachusetts 02109, is the custodian of the funds' securities. Putnam Investor Services, P.O. Box 41203, Providence, Rhode Island 02940-1203, a division of Putnam Fiduciary Trust Company, is investor servicing, transfer and dividend disbursing agent for the funds.

Description of fund shares

General. The Trustees of each fund have authority to issue an unlimited number of shares of beneficial interest without par value. Except for the Master Fund shares to be issued in the transaction, neither fund has a present intention of offering additional shares, other than under its dividend reinvestment plan. See "Dividend Reinvestment Plan" below. Other offerings of a fund's shares require approval of the Trustees. Any additional offering will be subject to the requirements of the Investment Company Act of 1940 that shares may not be sold at a price below the then current net asset value, exclusive of underwriting discounts and commissions, except in connection with an offering to existing shareholders or with the consent of the holders of a majority of a fund's outstanding shares.

Set forth below is information about each fund's securities as of June 30, 1997 (except where otherwise noted):

Master Fund

Title of Class   Amount Authorized   Amount Held by Fund   Amount Outstanding
--------------------------------------------------------------------------------
Common Shares     Unlimited           0                    38,435,337.997 shares


Government Fund

Title of Class   Amount Authorized   Amount Held by Fund   Amount Outstanding
--------------------------------------------------------------------------------
Common Shares     Unlimited           0                    64,333,052.213 shares

Repurchase of shares. Since each fund is a closed-end investment company, shareholders of each fund do not, and will not, have the right to redeem their shares. A fund, however, may repurchase its shares from time to time in open-market or private transactions when it can do so at prices below the current net asset value per share


                                    [bullet]
and on terms that represent a favorable investment opportunity. The funds currently are authorized to make periodic repurchases of shares in open market transactions at times when discount levels make such purchases an attractive investment. Such purchases may have the effect of temporarily reducing discount levels, but are not believed to influence discounts materially over the longer term.

Shares of the funds trade in the open market at a price which will be a function of several factors, including yield and net asset value of the shares and the extent of market activity. Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. When a fund repurchases its shares at a price below their net asset value, the net asset value of those shares that remain outstanding will be increased, but this does not necessarily mean that the market price of those outstanding shares will be affected either positively or negatively.

Determination of net asset value. Each fund calculates the net asset value of a share at least weekly by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Securities for which market quotations are readily available are valued at market values. Short-term investments that have remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees may determine in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of fund shares even though there has not been any change in the values of such securities as quoted in such foreign currencies.

Dividend Reinvestment Plan. Each fund has adopted a dividend reinvestment plan (each, a "Plan") pursuant to which each registered shareholder may have all income dividends and distributions of capital gains automatically reinvested by BankBoston (the "Plan Agent"), as agent for shareholders, in additional shares of the fund. Shareholders who do not participate in the Plan receive all distributions in cash paid by check mailed directly to the shareholder by the Plan Agent as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in a Plan. For the Master Fund, shareholders must make an election to participate in the Plan. For the Government Fund, shareholders are automatically enrolled in the Plan and must elect not to participate in the Plan.

If the Trustees of a fund declare a dividend or determine to make a capital gain distribution payable either in shares of the fund or in cash, non-participants in that fund's Plan will receive cash and participants in the Plan will receive the equivalent in shares of the fund. If the market price of the shares on the payment date for the dividend or distribution is equal to or exceeds their net asset value as determined on the payment date, participants will be issued shares of the relevant fund at a value equal to the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the fund would otherwise be required to incur to raise additional capital. If net asset value exceeds the market price of the fund's shares at such time, or if the fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for Plan participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund.


                                    [bullet]

Participants in a Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from a Plan or upon termination of a Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent will maintain all shareholders' accounts in a Plan and will furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each participant in a Plan will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer a Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by a fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will bear a proportionate share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gain distributions. In each case, the cost per share of shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by a fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions. See "Taxation."

Experience under a Plan may indicate that changes are desirable. Accordingly, each fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants in a Plan; however, each fund reserves the right to amend the Plan to include a service charge payable by the participants.

It may be necessary to suspend operation of the Government Fund's Plan for one or two dividend payments immediately prior to the combination so that all purchase activity under the Plan is settled in advance of the effective date of the transaction. In that event all shareholders, including those in the Plan, will receive those dividends in cash.

Dividends and distributions. Each fund pays monthly distributions from net investment income and any net realized short term capital gains (including gains from options and futures transactions). Net realized long term capital gains, if any, will be distributed at least annually.

Based on a policy adopted by the Trustees in May 1997, the Master Fund sets its monthly dividend at the end of each year based on current and retained earnings of the fund. These amounts include not only current net investment income, but also realized capital gain and undistributed income and gain from prior periods. Expectations of future capital gains will not be taken into account. Under normal market conditions, the Master Fund's dividend will be adjusted once a year. The dividend will be set at a level which is intended to avoid a return of capital to shareholders, although subsequent market events could result in returns of capital. The Government Fund's dividend rate is based on Putnam Management's projections of net investment income and net realized short-term capital gains that the fund is likely to earn over the long term. Such distributions may at times exceed the current earnings of the Government Fund, resulting in a return of capital to shareholders.

Any amount retained by a fund in excess of earnings would be available to stabilize future distributions. As a result, the distributions paid by a fund for any particular period may be more or less than the amount of net investment income and net realized short term capital gains actually earned by the fund during such period. Distributions in excess of current and retained earnings may result in a return of capital to shareholders.

For information concerning the tax treatment of such dividends and distributions to shareholders, see the discussion under "Taxation."


                                    [bullet]

Declarations of Trust. Each fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the fund, or to cause it to engage in certain transactions or to modify its structure. The affirmative vote of at least two-thirds of the outstanding shares of a fund is required to authorize any of the following actions: (1) merger or consolidation of the fund,
(2) sale of all or substantially all of the assets of the fund, (3) liquidation or dissolution of the fund, or (4) amendment of the Agreement and Declaration of Trust to reduce the two-thirds vote required to authorize the actions in (1) through (3) above, unless with respect to any of the foregoing such action has been authorized by the affirmative vote of two-thirds of the total number of Trustees, in which case the affirmative vote of a majority of the outstanding shares is required.

The Trustees have determined that the two-thirds voting requirements described above, which are greater than the minimum requirements under the Investment Company Act of 1940, are in the best interests of each fund and its shareholders generally. Reference is made to the Agreement and Declaration of Trust of each fund, on file with the Securities and Exchange Commission, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a fund in a tender offer or similar transaction.

For each fund, if the fund's shares have traded on the principal securities exchange where listed at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the 12 calendar weeks preceding the beginning of such fiscal year, the fund will submit to its shareholders at the next succeeding annual meeting of shareholders a proposal to convert the fund to an open-end investment company. Conversion of a fund to an open-end investment company would require an amendment to the Agreement and Declaration of Trust. Such an amendment would require the affirmative vote of the holders of a majority of the shares entitled to be voted on the matter. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the Investment Company Act of 1940) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. If a fund converted to an open-end company, it could be required to liquidate portfolio securities to meet requests for redemption, and its shares would no longer be listed on the New York Stock Exchange. The Trustees may at any time propose conversion of a fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

For the past two fiscal years, the Master Fund's shares traded at an average discount of greater than 10% for the twelve-week period ended September 30 in each year, requiring that the Master Fund submit a proposal to shareholders to convert the Master Fund to an open-end fund. At the 1996 and 1997 annual meetings of shareholders, the Master Fund's shareholders voted to retain closed-end status. For the past two fiscal years, the Government Fund's shares have traded at an average discount of greater than 10% for the twelve-week period ended November 30 in each year, requiring submission to shareholders of a conversion proposal. At the 1996 annual meeting of shareholders, the Government Fund's shareholders voted to retain closed-end status. The Government Fund's conversion proposal for the 1997 annual meeting is contained in Proposal 4 of this Prospectus/Proxy Statement on page 42.

Taxation. Each fund intends to qualify each year as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Each fund will distribute substantially all of its ordinary income and capital gain net income on a current basis.

All fund distributions will be taxable to shareholders as ordinary income except that any distributions of net long term capital gains will be taxable as such, regardless of how long a shareholder has held the shares. Distributions will be taxable as described above whether received in cash or in shares under a dividend reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder. With respect to distributions made in shares issued by a fund, the amount of the distribution will be the fair market


                                    [bullet]
value of the shares on the payment date. In years when a fund distributes amounts in excess of its earnings and profits, distributions to shareholders may be treated in part as a return of capital.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, the fund's yield on those securities would be decreased.

If at the end of a fund's fiscal year more than 50% of the value of the fund's total assets represents securities of foreign corporations, the fund intends to make an election permitted by the Internal Revenue Code to treat any foreign taxes it paid as paid by its shareholders. In this case, shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents generally will be required to include in U.S. taxable income their pro rata share of such taxes, but may then generally be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes.

Fund transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of a fund's income distributions to constitute a return of capital for tax purposes or require the fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

Investment in an entity that qualifies as a "passive foreign investment company" under the Code could subject a fund to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the proceeds from disposition of the investment.

Early in each year Putnam Investor Services will notify fund shareholders of the amount and tax status of distributions paid by each fund for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in the fund. Shareholders should consult their tax advisers to determine the precise effect of an investment in either fund on their particular tax situation (including possible liability for state and local taxes). Certain accounting and tax principles pertaining to transactions in options, futures and forward contracts are described in the SAI.

Trading information

The following chart shows quarterly per share trading information for the past two fiscal years and the current fiscal year of the funds, as listed on the
NYSE:


                                      (Unaudited)
Master Fund
                                                   Closing
Quarter                  High          Low          Market       Closing     Discount
Ended                  Price ($)     Price ($)     Price ($)     NAV ($)     to NAV (%)
--------------------   -----------   -----------   -----------   ---------   -----------
September 29, 1995       7 1/2         7 1/4         7 3/4        8.38         -11.99
December 29, 1995        7 3/4         7 3/8         7 1/2        8.60         -12.79
March 29, 1996           7 7/8         7 1/4         7 3/8        8.46         -12.83
June 28, 1996            7 1/2         7 1/4         7 3/8        8.46         -12.83
September 30, 1996       7 5/8         7 1/4         7 1/2        8.58         -12.58
December 31, 1996        7 3/4         7 1/2         7 1/2        8.68         -13.59
March 31, 1997           7 7/8         7 1/2         7 1/2        8.47         -11.45
June 30, 1997            8 1/8         7 3/8         7 29/32      8.62          -8.28

                                      (Unaudited)
         Government Fund
                                                  Closing
Quarter                 High          Low          Market       Closing     Discount
Ended                 Price ($)     Price ($)     Price ($)     NAV ($)     to NAV (%)
-------------------   -----------   -----------   -----------   ---------   -----------
November 30, 1995       7 3/4         7 1/2         7 3/4        8.70        -10.91
February 28, 1996       8             7 1/2         7 7/8        8.37         -5.91
May 31, 1996            7 7/8         7 1/4         7 3/8        8.32        -11.36
August 30, 1996         7 5/8         7 1/8         7 1/2        8.33         -9.96
November 29, 1996       7 5/8         7 3/8         7 5/8        8.65        -11.85
February 28, 1997       7 5/8         7 3/8         7 3/8        8.37        -11.89
May 31, 1997            7 1/2         7 1/8         7 1/2        8.26         -9.20

On July 11, 1997 the market price, net asset value per share and discount to net asset value were $8.00, $8.70 and -8.05%, respectively, for the Master Fund and $7.44, $8.35 and -10.93%, respectively, for the Government Fund. As shown in the tables above, the shares of both funds have recently traded for an amount less than net asset value. The Trustees of both funds have continually explored various ways of increasing investor interest in the funds which may help over time to reduce discounts. Recent efforts in this regard include a change in dividend policy of the Master Fund designed to enhance the stability of the Master Fund's dividends and a policy for both funds permitting periodic repurchases of shares in the market when discount levels make such purchases an attractive investment. Since these policies have only been recently implemented, it is not yet clear whether they have had a significant effect for either fund.

Share ownership
At June 30, 1997, the officers and Trustees of each fund as a group owned less than 1% of the outstanding shares of each fund, and, except as noted below, to the knowledge of each fund no person owned of record or beneficially 5% or more of the shares of that fund:


Master Fund         Shareholder name and address     Percentage owned
                    -----------------------------    ----------------
                    Cede & Co.                       88.59% (record)
                    7 Hanover Square
                    New York, NY 10004

Government Fund     Shareholder name and address     Percentage owned
                    -----------------------------    ----------------
                    Cede & Co.                       89.00% (record)
                    7 Hanover Square
                    New York, NY 10004

If the transaction were consummated, Cede & Co. would hold of record approximately 88% of the shares of the Master Fund.

Effect of conversion proposal on transaction. Because the transaction contemplates that both funds are closed-end, the approval of Proposal 4 on whether to open-end the Government Fund will result in the abandonment of the transaction. Therefore, shareholders should carefully consider whether they should vote in favor of both proposals.

Required vote. Approval of the proposed transaction will require the "yes" vote of a majority of the Government Fund's outstanding shares.

The Trustees of the Government Fund, including the independent trustees, unanimously recommend approval of the Agreement and Plan of Reorganization, and the transactions contemplated thereby.


                                    [bullet]

2.  ELECTION OF TRUSTEES

- Who are the nominees for Trustees?
The Nominating Committee of the Trustees recommends that the number of Trustees be fixed at thirteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds. The Nominating Committee of the Trustees consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").

 - Jameson Adkins Baxter

                    Ms. Baxter, age 53, is the President of Baxter Associates,
[photo of Jameson   Inc., a management and financial consulting firm which she
Adkins Baxter]      founded in 1986. During that time, she was also a Vice
                    President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Financial Corp., and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and Chair of the Board of Governors of Good Shepherd Hospital. Ms. Baxter is a graduate of Mount Holyoke College.

- Hans H. Estin
Mr. Estin, age 68, is a Chartered Financial Analyst and the
Vice Chairman of North American Management Corp., a
registered investment adviser serving individual clients and
their families. Mr. Estin currently also serves as a           [photo of Hans H.
Corporation Member of The Schepens Eye Research Institute;         Estin]
and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston
University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.


-John A. Hill
            Mr. Hill, age 55, is the Chairman and Managing Director of First Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

[photo of
  John A.   Prior to acquiring First Reserve in 1983, Mr. Hill held executive
   Hill]    positions with several investment advisory firms and held various positions with the Federal government, including Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, TransMontaingne Oil Company, a refined oil product pipeline and distribution company, Weatherford Enterra, Inc., an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve funds. He is also a Member of the Board of Advisors of fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


-Ronald J. Jackson
Mr. Jackson, age 53, was Chairman of the Board, President
and Chief Executive Officer of Fisher-Price, Inc., a major        [photo of
toy manufacturer, from 1990 to 1993. He previously served as       Ronald J.
President and Chief Executive Officer of Stride-Rite,              Jackson]
Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker Toys, Inc., a major toy and game manufacturer, from 1985 to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including


                                    [bullet]

Nominees for Trustees

Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel.

Mr. Jackson currently serves as a Director of Safety 1st, Inc., a company which markets a wide range of child care and safety products. He also serves as a Trustee of Salem Hospital and the Peabody Essex Museum. Mr. Jackson is a graduate of Michigan State University Business School.

 - Elizabeth T. Kennan
[photo of    Ms. Kennan, age 59, is President Emeritus and Professor of Mount
Elizabeth T. Holyoke College. From 1978 through June 1995, she was President of
Kennan]      Mount Holyoke College. From 1966 to 1978, she was on the faculty of
            Catholic University, where she taught history and published numerous articles.

            Ms. Kennan currently also serves as a Director of NYNEX
            Corporation, a telecommunications company, Northeast Utilities, the Kentucky Home Life Insurance Companies, and Talbots. She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations. Ms. Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda College at Oxford University and holds several honorary doctorates.

 - Lawrence J. Lasser*

Mr. Lasser, age 54, is the Vice President of your fund and     [photo of
the other Putnam funds. He has been the President, Chief        Lawrence J.
Executive Officer and a Director of Putnam Investments, Inc.    Lasser]
and Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and the United Way of Massachusetts Bay. He is a Member of the Board of Overseers of the Museum of Fine Arts in Boston, The Council on Foreign Relations, and a Member of the Board of Governors and Executive Committee at the Investment Company Institute. He is also a Trustee of the Beth Israel/Deaconess Medical Center in Boston. Mr. Lasser is a graduate of Antioch College and Harvard Business School.

 - Robert E. Patterson
            Mr. Patterson, age 52, is the Executive Vice President and Director
[photo of   of Acquisitions of Cabot Partners Limited Partnership, a registered
Robert E.   investment adviser which manages real estate investments for
Patterson]  institutional investors. Prior to 1990, he was the Executive Vice
            President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts
            Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

 - Donald S. Perkins*

Mr. Perkins, age 70, is the retired Chairman of the Board of   [photo of
Jewel Companies, Inc., a diversified retailer, where among      Donald S.
other roles he served as President, Chief Executive Officer     Perkins]
and Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including AON Corp., an insurance company, Cummins Engine Company, Inc., an engine and power generator equipment manufacturer and assembler, Current Assets L.L.C., a corporation providing financial staffing services, LaSalle Street fund, Inc. and LaSalle U.S. Realty Income and Growth fund, Inc., real estate investment trusts, Lucent Technologies Inc., Ryerson Tull, Inc., America's largest steel service corporation, Springs Industries, Inc., a textile manufacturer, and Time Warner, Inc., one of the nation's largest media conglomerates. He previously served as a Director of several other major public corporations, including Corning Glass Works, Eastman Kodak Company, Firestone Tire & Rubber Company and Kmart Corporation.


                                    [bullet]

Nominees for Trustees

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern University and as a Trustee of the Hospital Research and Education Trust. He is currently active in various civic and business associations, including the Business Council and the Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman. Mr. Perkins is a graduate of Yale University and Harvard Business School and holds an honorary doctorate from Loyola University of Chicago.

 - William F. Pounds
[photo of   Dr. Pounds, age 69, is the Vice Chairman of your fund and of the
 William F. other Putnam funds. He has been a Professor of Management at the
  Pounds]   Alfred P. Sloan School of Management at the Massachusetts Institute
            of Technology since 1961 and served as Dean of that School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past Chairman of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., PerSeptive Biosystems, Inc., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Trustee of the Museum of Fine Arts in Boston; an Overseer of WGBH Educational Foundation, and a Fellow of The American Academy of Arts and Sciences. He previously served as a Director of Fisher-Price, Inc. and General Mills, Inc. Dr. Pounds is a graduate of Carnegie-Mellon University.

 - George Putnam*
Mr. Putnam, age 70, is the Chairman and President of your
fund and of the other Putnam funds. He is the Chairman and a   [photo of George
Director of Putnam Management and Putnam Mutual Funds Corp.       Putnam]
and a Director of Marsh & McLennan, their parent company.
Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of Freeport-McMoRan, Inc., Freeport Copper and Gold, Inc., McMoRan Oil and Gas, Inc., mining and natural resources companies and Houghton Mifflin Company, a major publishing company. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation and the Museum of Fine Arts and the Museum of Science in Boston; the New England Aquarium; an Overseer of Northeastern University; and a Fellow of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.

 - George Putnam, III*
[photo of   Mr. Putnam, age 45, is the President of New Generation Research,
 George     Inc., a publisher of financial advisory and other research services
 Putnam     relating to bankrupt and distressed companies, and New Generation
  III]      Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

            Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society and The Boston Family Office, L.L.C., a registered investment advisor that provides financial services to individuals and families. He is also a Trustee of the Sea Education Association and St. Mark's School and an Overseer of the New England Medical Center. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.


                                    [bullet]

Nominees for Trustees
 - A.J.C. Smith*

Mr. Smith, age 63, is the Chairman and Chief Executive
Officer of Marsh & McLennan Companies, Inc. He has been [photo of A.J.C. Smith] employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park Conservancy, the
Educational Broadcasting Corporation, the Economic Club of New York, the U.S. Chamber of Commerce, and is a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.

- W. Nicholas Thorndike**
[photo of   Mr. Thorndike, age 64, serves as a Director of various corporations
W. Nicholas and charitable organizations, including Data General Corporation, Thorndike] a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher, and Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman and president, and Northeastern University.

            Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

-------
 *Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of your fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of your fund, Putnam Management, and Putnam Mutual Funds. Mr. Perkins may be deemed to be an "interested person" of your fund because of his service as a director of a certain publicly held company that includes registered broker-dealer firms among its subsidiaries. Neither your fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. The balance of the nominees are not "interested persons."


**In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers. Except for Mr. Jackson, all the nominees were elected by the shareholders in July 1996. Mr. Jackson was elected by the other Trustees in May 1996. The 13 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may recommend that the shareholders fix the number of Trustees at less than 13 for your fund.


                                    [bullet]

- What are the Trustees' responsibilities?
Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, distribution and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

- Do the Trustees have a stake in your fund?
The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 96 Putnam funds based on their own investment needs. The Trustees' aggregate investments in the Putnam funds total over $56 million. The table below lists each Trustee's current investments in the fund and in the Putnam funds as a group based on beneficial ownership. Except as otherwise noted, each Trustee has sole voting power and sole investment power with respect to his or her shares.


Share Ownership by Trustees


                          Year first                       Number of
                          elected as     Number of         shares of
                          Trustee of     shares of the     all Putnam
                          the Putnam     fund owned        funds owned
Trustees                  funds          as of 5/15/97     as of 5/15/97(1)
-----------------------   ------------   ---------------   ---------------
Jameson A. Baxter           1994               120               48,336
Hans H. Estin               1972               649               29,539
John A. Hill                1985               100              142,061
Ronald J. Jackson           1996               200(2)           124,601
Elizabeth T. Kennan         1992               227(3)            26,197
Lawrence J. Lasser          1992               100              567,522
Robert E. Patterson         1984               300               63,328
Donald S. Perkins           1982             4,448              168,837
William F. Pounds           1971               500              324,764
George Putnam               1957             1,000            1,772,505
George Putnam, III          1984               500              309,877
A.J.C. Smith                1986               200(4)            51,567
W. Nicholas Thorndike       1992               158               81,992
----------------------      ----           --------           ----------

(1)These holdings do not include shares of Putnam money market funds.
(2)Mr. Jackson has shared investment power and shared voting power with respect to such shares.
(3)Ms. Kennan is the custodian of a trust which owns 127 of these shares and in which she has no economic interest.
(4)Mr. Smith has shared investment power and shared voting power with respect to such shares.

As of May 15, 1997, the Trustees and officers of the fund owned a total of 8,502 shares of the fund, comprising less than 1% of its outstanding shares on that date.


                                    [bullet]

- What are some of the ways in which the Trustees represent shareholder interests?
The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

 [bullet] by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

 [bullet] by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

 [bullet] by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

 [bullet] by reviewing the fees paid to Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;


 [bullet] by monitoring potential conflicts between the funds and Putnam
          Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

 [bullet] by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

- How often do the Trustees meet?
The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meeting of various Committees of the board which focus on particular matters. These currently include: the Committee of Independent Trustees, which conducts an annual review of all contractual arrangements with Putnam Management and its affiliates; the Contract Committee, which reviews such matters on an interim basis during the course of the year; the Communication and Service Committee, which reviews the quality of services provided by your fund's investor servicing agent, custodian and distributor; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Administration and Legal Affairs Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; the Nominating Committee, which is responsible for selecting nominees for election as Trustees, and the Closed-end fund Committee, which is responsible for reviewing special issues applicable to closed-end funds such as your fund.

Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. During 1996, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Committee of Independent Trustees and the Contract Committee typically meet on several additional occasions during the year to carry out their responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

- What are the Trustees paid for their services?
Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam Management, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each Trustee by the fund for fiscal 1996 and the fees paid to each Trustee by all of the Putnam funds during calendar year 1996.


                                    [bullet]

Compensation Table

                                                             Estimated
                                             Pension or      annual
                                             retirement      benefits
                                             benefits        from all          Total
                            Aggregate        accrued as      Putnam            compensation
                            compensation     part of         funds             from all
                            from the         fund            upon              Putnam
Trustees                    fund(1)          expenses(2)     retirement(3)     funds(4)
-------------------------   --------------   -------------   ---------------   -------------
Jameson A. Baxter               $1,427            $0             $85,646         $172,291(5)
Hans H. Estin                    1,421             0              85,646          171,291
John A. Hill (5)                 1,417             0              85,646          170,791
Ronald J. Jackson(5)(6)            694             0              85,646           94,807
Elizabeth T. Kennan              1,424             0              85,646          171,291
Lawrence J. Lasser               1,419             0              85,646          169,791
Robert E. Patterson              1,492             0              85,646          182,291
Donald S. Perkins                1,422             0              85,646          170,291
William F. Pounds(7)             1,533             0              98,146          197,291
George Putnam                    1,424             0              85,646          171,291
George Putnam, III               1,424             0              85,646          171,291
A.J.C. Smith                     1,415             0              85,646          169,791
W. Nicholas Thorndike            1,486             0              85,646          181,291
------------------------        -------           ---            --------        ---------

(1)Includes an annual retainer and an attendance fee for each meeting attended.
(2)The Trustees approved a Retirement Plan for Trustees of the Putnam funds on October 1, 1996. Prior to that date, voluntary retirement benefits were paid to certain retired Trustees.
3)Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1996.
(4)As of December 31, 1996, there were 96 funds in the Putnam family.
(5)Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the fund to Mr. Hill and Mr. Jackson as of November 30, 1996 were $2,411 and $700, respectively, including income earned on such amounts.
(6)Elected as a Trustee in May 1996.
(7)Includes additional compensation for service as Vice Chairman of the Putnam funds.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of
1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled to receive had he or she retired immediately prior to such termination or amendment.

For additional information about the Government Fund, including further information about its Trustees and officers, please see "Government Fund Information," on page 49.


                                    [bullet]

Putnam Investments


Putnam Investment Management, Inc. and its affiliates and Putnam Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc. and its operating subsidiaries are professional services firms with insurance and reinsurance brokerage, consulting, and investment management businesses.

The Trustees recommend that you vote "FOR" all Nominees.

3.  RATIFICATION OF INDEPENDENT AUDITORS

Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, independent accountants, has been selected by the Trustees as the independent auditor of the Government Fund for the current fiscal year. Among the country's preeminent accounting firms, this firm also serves as the auditor for approximately half of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of its fees.

A majority of the votes on the matter is necessary to ratify the selection of auditors. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

The Trustees recommend that you vote "FOR" ratification of the selection of the independent auditors.

4. APPROVAL OR DISAPPROVAL OF THE CONVERSION OF YOUR FUND FROM CLOSED-END TO OPEN-END STATUS AND CERTAIN RELATED AMENDMENTS TO YOUR FUND'S AGREEMENT AND DECLARATION OF TRUST

What is being considered under this item?

Shareholders will have the opportunity to vote at the meeting on the question of whether the Government Fund should be converted from a closed-end fund to an open-end fund. The Trustees, as discussed in more detail below, unanimously recommend that shareholders vote against converting your fund to an open-end fund. This recommendation is based on the Trustees' view that, as a closed-end fund, your fund is afforded significant investment advantages.

If approved, the conversion would result in the "delisting" of your fund's shares from the New York Stock Exchange where they currently may be bought or sold at prevailing market prices. The shares would then become redeemable directly from your fund at net asset value, eliminating any discount of market price to net asset value. Other differences between closed-end and open-end investment companies are described below.

A conversion from closed-end to open-end status would also require a number of changes in the Agreement and Declaration of Trust (the "Declaration of Trust") under which your fund was established. Accordingly, approval of this proposal would also authorize your fund's Trustees to make such amendments as they may deem necessary to operate your fund in open-end form if this proposal is approved. These changes are described in greater detail below.

Why is this question being submitted to shareholders now?

Your fund's governing legal documents require that shareholders of your fund be given the opportunity to vote on a proposal to convert your fund from closed-end to open-end status if the fund's shares have traded at an average discount of more than 10% from their net asset value during the last twelve calendar weeks of the preceding fiscal year (measured as of the last trading day in each such week). For the twelve-week period ended November 30, 1996, your fund's shares traded at an average discount of 11.69%, requiring that this proposal be submitted to shareholders. A similar vote was held at the 1996 annual meeting of shareholders. At that meeting shareholders voted to retain closed-end status as follows:


                                    [bullet]

                        Percentage of Voted Shares
                        ----------------------------
For Open-ending                     25.8%
Against Open-ending                 66.9%
Abstain                              7.3%

What is the recommendation of the Trustees?

The Trustees regularly review the overall performance and trading information for Putnam's closed-end funds. At meetings held in February, April and May 1997, the Trustees of your fund carefully evaluated the fund's investment performance and the trading history of its shares since its inception in June 1988, and information about the possible advantages and disadvantages of such a conversion. For the reasons described below, the Trustees of your fund have unanimously concluded that the conversion of your fund to open-end status would not be in the best long-term interests of shareholders. Accordingly, the Trustees of your fund unanimously recommend that shareholders vote "AGAINST" this proposal.

Why are the Trustees recommending a vote against a conversion?

The Trustees of your fund are recommending a vote against converting your fund to open-end status for the following reasons:

 [bullet] The Trustees believe that your fund's closed-end status provides significant investment benefits not available to open-end fund investors. Because your fund's shares are not redeemable, your fund is not required to maintain short-term, lower-yielding investments in anticipation of possible redemptions, but can be fully invested in higher-yielding securities in pursuit of the fund's investment objective. Furthermore, as a closed-end fund, your fund does not experience the cash flows associated with sales and redemptions of open-end fund shares. As a result, your fund's portfolio manager does not have to invest additional cash from new sales at times when market conditions are unfavorable or sell securities to meet redemptions at inopportune times.

 [bullet] The Trustees believe that your fund has achieved favorable investment results for its shareholders over its life as a closed-end fund, which demonstrates the benefits of the closed-end structure. See "How has the Government Fund performed?" below. The Trustees believe that, in deciding whether to make major structural changes, the long-term performance of your fund is an important factor to consider.

 [bullet] The Trustees believe that your fund's operating expenses are likely to increase if your fund is converted to open-end status. First, as an open-end fund, your fund would be required, as a practical matter, to make a continuous public offering of its shares in order to offset redemptions and maintain the economies of scale available at its current size. The Trustees expect that in order to market your fund's shares effectively and to conform generally to sales practices of competing dealer-sold funds, following a conversion to open-end status, the Trustees would likely recommend that shareholders approve the adoption of a distribution plan under Rule 12b-1. Such a plan would permit your fund to pay annual distribution fees of up to 0.35% of your fund's net assets. If such distribution plan were approved, the Trustees would expect to authorize the payment of distribution fees at the annual rate of 0.25% of net assets, as is the case with similar open-end Putnam funds. In addition, all shareholders would bear the brokerage and other transactional costs associated with purchases and sales of securities in response to the sale or redemption of shares if your fund were converted to open-end status (except to the extent that the Trustees decide to impose a temporary redemption fee, as described below).

          Second, in addition to the likelihood of increased fees, it is also possible that the fund might shrink following conversion to open-end status, resulting in increased expense ratios. Open-end funds, since they continually issue new shares, have the ability to increase in size. This growth could result in efficiencies in spreading fixed costs over a larger pool of assets. However, since they continually redeem shares, open-end funds can also shrink. Putnam Management has advised the Trustees that it is likely that your fund might experience significant redemptions following any conversion, thereby shrinking in size. Depending on the


                                    [bullet]
   number and size of the redemptions and sales of new shares, increased expense ratios could result for either temporary or indefinite periods.

 [bullet] Although converting to open-end status would provide a potential short-term gain as a result of the elimination of the discount, it would not further the fund's investment objective of seeking high current income. Indeed, in light of the loss of the advantages of closed-end status and the increase of expenses likely following a conversion, conversion could result in a lower yield for the shareholders. This result appears to be inconsistent with the fund's investment objective.

 [bullet] Putnam Management has advised the Trustees that in its opinion discount levels in recent years have been influenced by general market conditions favoring equity securities over fixed income securities. Most similar closed-end fund shares have traded at a discount for the past two or three years. The fact that your fund's shares trade at a discount is not the result of a specific problem relating to your fund but a more general industry wide phenomenon.

 [bullet] The need to sell securities to meet redemptions may have adverse tax consequences to shareholders remaining in your fund. If your fund sells securities to meet redemptions and realizes a gain for tax purposes, your fund will be required to allocate the tax gain to all shareholders, not simply to those redeeming.

The Trustees regularly review information regarding trading activity in the fund's shares, including discount levels. The Trustees continue to explore various ways of increasing investor interest in the fund which may help over time to reduce discounts. In this regard, the Trustees have authorized the repurchase of fund shares in open market transactions at times when discount levels make such purchases an attractive investment for the fund. Such purchases may also have the effect of temporarily reducing discount levels, but are not believed to influence discounts materially over the longer term.

The Trustees believe that most shareholders of your fund purchased their shares with a long-term investment perspective that recognizes the special advantages of the closed-end structure as well as the disadvantages of potential discounts. In addition, many shareholders have purchased their shares at a discount and thus have not been significantly affected by the current discount level. Consequently, the Trustees do not believe that recent discount levels should be viewed as grounds for depriving shareholders of the advantages of the closed-end structure.

In light of the reasons set forth above the Trustees do not believe that the current discount justifies the fundamental changes which would result from a conversion to open-end status, and believe that the reorganization proposal described above presents a better alternative at this time for shareholders. Accordingly, the Trustees unanimously recommend that shareholders vote against this proposal.

How has the Government Fund performed?
The following table summarizes the annualized total return of the Government Fund for the periods shown based on the net asset value and the market value of its shares:

                Total Return (Annualized) Through June 30, 1997



                                                           Since
                                                         inception
                    1 year     3 years     5 years     (June 27, 1988)
                    --------   ---------   ---------   -----------------
Net Asset Value     7.34%       8.18%       6.93%           8.46%
Market Value        7.26%       7.31%       5.07%           6.12%

 *Market value performance from inception, unlike net asset value performance, reflects the cost of the dealer commission upon initial sale.


Of course, relative performance is also important. In addition to reviewing the fund's overall performance, the Trustees regularly review the fund's performance compared to that of a group of comparable funds. The current group used by the Trustees is comprised of global fixed income and government open-end funds, with each category weighted equally. Using this comparison, the fund was ranked in the following percentiles for the periods ending May 31, 1997:


                                    [bullet]

                                                       Since
                                                     inception
                1 year     3 years     5 years     (June 27, 1988)
                --------   ---------   ---------   -----------------
Percentile*      46%        42%         28%             12%

 *Percentile reflects relative standing with 1% being the highest relative performance and 100% being the lowest. The rankings set forth above are based on total return, reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect changes in market price of shares in the case of closed-end funds or, for any fund, the deduction of sales charges. Past performance is no guarantee of future performance.

- What are the principal differences between a closed-end and open-end fund? In evaluating this proposal, shareholders may wish to consider the following differences between closed-end and open-end funds:

 [bullet] Changes in capital. Closed-end funds raise their capital through an initial public offering and generally do not raise additional capital after that time. Closed-end funds therefore have limited opportunities to gain additional economies of scale through growth of assets. At the same time, because shares of closed-end funds cannot be redeemed, the risk of higher expense ratios resulting from a decline in assets is also limited.

          Open-end funds, in contrast, generally engage in a continuous public offering of their shares, which provides the opportunity for growth of assets and reduced expense ratios. However, because shares of open-end funds are generally redeemable at any time, such funds face the risk of higher expense ratios if significant redemptions are not offset by sales of new shares.

 [bullet] Sale of shares. Shares of open-end funds may be redeemed at any time at their net asset value (subject only to the right of the fund to withhold payment for up to seven days or, with the permission of the SEC, to suspend redemptions under emergency conditions). In contrast, shares of closed-end funds are not redeemable and can generally be bought and sold at current market prices only on the exchange on which such funds are listed. Thus, converting your fund from closed-end to open-end status would eliminate the current discount between market price and net asset value, but would also eliminate the possibility that your fund's shares might trade at a premium in the future. Shareholders who wish to dispose of shares would receive a higher price at net asset value than if shares remained at a discount.

 [bullet] Regulatory requirements. Both closed-end and open-end funds are registered with the SEC under the Investment Company Act of 1940 and, with certain differences relating largely to the sale and redemption of shares, are generally subject to the same regulatory requirements of that Act. Your fund's shares are listed for trading on the New York Stock Exchange. That listing would be terminated in the event of a conversion to open-end status. Since open-end funds generally engage in a continuous public offering of their shares they are required to maintain current registrations under federal and state securities laws, which involves additional costs.

 [bullet] Annual shareholder meetings. Your fund is currently required by the rules of the New York Stock Exchange to hold annual meetings of shareholders for the purpose of electing Trustees and ratifying the selection of auditors. As noted above, conversion of your fund to open-end status would result in termination of the fund's listing on the New York Stock Exchange with the result that your fund would no longer be required to hold annual meetings. In such event, your fund expects that meetings would be held only on an as-needed basis.

 [bullet] Investment flexibility. As noted above, the cash flows associated with sales and redemptions of open-end fund shares, as well as the need to maintain cash reserves in anticipation of possible redemptions, might tend to reduce the investment flexibility of open-end funds.

 [bullet] Shareholder privileges. Shareholders of your fund currently have the option of participating in the fund's Dividend Reinvestment Plan, under which cash distributions paid by your fund are generally reinvested


                                    [bullet]
          through the purchase of additional fund shares at market prices, which currently reflect a discount from net asset value. (At times when your fund's shares are trading at a premium over their net asset value, such reinvestments are made at the higher of net asset value or 95% of market value.) If the fund were to convert to open-end status, shareholders would no longer be able to reinvest dividends at a price below net asset value per share. Shareholders of open-end Putnam funds have the option to reinvest their distributions in additional shares at net asset value at all times.

          Shareholders of open-end funds in the Putnam family of funds currently have the privilege of exchanging their investment at net asset value and without sales charges for shares of more than 78 open-end funds in the Putnam group. Shareholders of your fund currently do not have that privilege.

- What other possible consequences might result from conversion of your fund to open-end status?

In addition to those matters described above, shareholders should consider the following possible consequences of conversion of your fund to open-end status:

 [bullet] Significant redemptions following a conversion would require your fund to sell portfolio securities. These transactions would involve brokerage and other transaction costs and could result in the recognition of capital gains for federal income tax purposes. Such costs and liabilities would be borne by all shareholders and not just those redeeming shares (except to the extent that the Trustees decide to impose a temporary redemption fee, as described below).

 [bullet] Certain legal, accounting and other costs would be incurred in connection with the conversion of your fund to open-end status. Although it is difficult to estimate these costs with precision, these costs are estimated to be at least $100,000. Based on your fund's current size it is not anticipated that these costs would materially increase your fund's expense ratio.

 [bullet] The Trustees reserve the right to impose a temporary redemption fee of up to 2.00% of the value of shares redeemed for a period of up to one year following the fund's conversion to an open-end investment company. The Trustees may impose this fee if they believe that immediately following a conversion to open-end status there would likely be significant redemptions of shares that would disrupt long-term portfolio management of the fund and dilute the interests of the remaining shareholders. Imposition of a redemption fee may deter certain redemptions and would compensate remaining long-term shareholders for the costs of the liquidation of a significant percentage of the fund's portfolio.

          The fund will notify shareholders in writing prior to the imposition of any temporary redemption fee.

- What changes would be made in your fund's Declaration of Trust if shareholders vote to convert the fund to open-end status?

Conversion of your fund from a closed-end to an open-end fund would require certain changes to your fund's Declaration of Trust and, therefore, a vote in favor of such conversion would also authorize the Trustees to amend your fund's Declaration of Trust to reflect such changes.

These changes would bring your fund's Declaration of Trust more in line with most other Putnam open-end funds.

The Declaration of Trust would be amended to require your fund to purchase all shares offered to it for redemption at a price equal to the net asset value of the shares next determined, less any redemption charge fixed by the Trustees. In addition, the fund would be authorized, at its option, to redeem shares held in a shareholder's account at net asset value if at any time a shareholder owned shares in an amount either less than or greater than, as the case may be, an amount determined by the Trustees. Notwithstanding this provision, all shares would be redeemable at a shareholder's option.

The Declaration of Trust would also be amended to eliminate certain provisions that relate specifically to the fund's closed-end status, such as the conversion provision that has necessitated this proposal.


                                    [bullet]

Finally, the Trustees would also make certain necessary technical and non-material changes to the Declaration of Trust and conforming changes to your fund's Bylaws if the shareholders vote in favor of the conversion.

- What percentage of shareholders' votes are required to approve the conversion?
Approval of the conversion of your fund to open-end status and of the related amendments to your fund's Declaration of Trust will require the "yes" vote of a majority of your fund's outstanding shares entitled to vote.

If such conversion is approved, the conversion would become effective following compliance with all necessary regulatory requirements under federal and state law. Your fund would seek to complete this process as soon as reasonably practicable.

- If the conversion is not approved, will the fund continue in its current form?
Yes. In the event that shareholders do not approve the conversion of your fund to open-end status, your fund would continue to operate as a closed-end fund, subject to possible implementation of the combination proposed in Proposal 1. Shareholders would be given the opportunity to vote on a proposed conversion to open-end status in future years if your fund's shares again trade at discounts sufficient to meet the requirement of the Declaration of Trust described above.

- If the conversion proposal is approved, how will it effect the transaction proposed by Proposal 1?
Because the combination proposed by Proposal 1 of this Prospectus/Proxy Statement contemplates a combination of two closed-end funds, the approval of Proposal 4 will result in the abandonment of that transaction. Therefore, shareholders should carefully consider whether they should vote in favor of both proposals.

The Trustees believe that the continued operation of your fund as a closed-end fund is in the best long-term interests of shareholders, and unanimously recommend a vote against the conversion of your fund to open-end status at this time.

The Trustees recommend that you vote "AGAINST" Proposal 4.


Further Information About Voting and the Meeting

Required Votes. Proposal 1 (reorganization proposal) and Proposal 4 (conversion proposal) each require the affirmative vote of a majority of the outstanding shares of the Government Fund. For the election of Trustees for Proposal 2, the 13 nominees who receive the greatest number of votes will be elected as Trustees. Proposal 3 (ratification of auditors) requires the affirmative vote of a majority of the shares present at the meeting and entitled to vote on the matter.

Quorum and Methods of Tabulation. A majority of the shares entitled to vote-- present in person or represented by proxy--constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

Other business. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.


                                    [bullet]

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, and Putnam Fiduciary Trust Company, may solicit proxies in person or by telephone. Your fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Your fund has retained at its expense D.F. King & Co., Inc., 77 Water Street, New York, NY 10005, to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed $7,500 plus reasonable out-of-pocket expenses for mailing and phone costs.

Revocation of proxies. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of your fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

Date for receipt of shareholders' proposals for the next annual meeting. It is anticipated that your fund's next annual meeting (if required) of shareholders will be held in October 1998. Shareholder proposals must be received by your fund before March 4, 1998, to be included in your fund's proxy statement for the next annual meeting.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may, at their discretion, propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to those proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against adjournment those proxies required to be voted against such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

The votes of the shareholders of the Master Fund are not being solicited, since their approval or consent is not necessary for this transaction. As of May 15, 1997, the officers and Trustees of the Master Fund as a group beneficially owned less than 1% of the outstanding shares of the Master Fund and to the best of the knowledge of the Master Fund, no person beneficially owned 5% or more of the outstanding shares of the Master Fund.


                                    [bullet]

Financial information. Your fund will furnish to you upon request, without charge, a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

Government Fund Information

Limitation of Trustee liability. The Agreement and Declaration of Trust of your fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Audit and Nominating Committees. The voting members of the Audit Committee of your fund include only Trustees who are not "interested persons" of the fund by reason of any affiliation with Putnam Investments and its affiliates. The Audit Committee currently consists of Messrs. Estin (Chairman), Jackson, Perkins (without vote), Putnam, III (without vote), Smith (without vote), and Ms. Kennan. The Nominating Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Nominating Committee currently consists of Dr. Pounds and Ms. Kennan (Co-chairpersons), Ms. Baxter, and Messrs. Estin, Hill, Jackson, Patterson, and Thorndike.

Officers and other information. In addition to George Putnam and Lawrence J. Lasser, the officers of your fund are as follows:

                                                                     Year first
                                                                     elected to
Name (age)                     Office                                Office
----------------------------   -----------------------------------   ------------
Charles E. Porter (58)         Executive Vice President                1989
Patricia C. Flaherty (50)      Senior Vice President                   1993
John D. Hughes (62)            Senior Vice President & Treasurer       1988
Gordon H. Silver (50)          Vice President                          1990
Gail S. Attridge* (35)         Vice President                          1997
David L. Waldman (31)          Vice President                          1997
D. William Kohli* (36)         Vice President                          1994
Kenneth J. Taubes* (39)        Vice President                          1997
John R. Verani (58)            Vice President                          1988
Paul M. O'Neil (43)            Vice President                          1992
Gary N. Coburn (51)            Vice President                          1988
William J. Curtin (37)         Vice President                          1996
William N. Shiebler (55)       Vice President                          1991
Beverly Marcus (53)            Clerk                                   1988
---------------------------    ---------------------------------       ----

 *Portfolio manager
**President of Putnam Mutual Funds


All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., Messrs. Putnam, George Putnam, III, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, distribution fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund.


                                    [bullet]

Assets and shares outstanding of your fund as of June 30, 1997
--------------------------------------------------------------
Net assets                                        $532,923,669

Shares outstanding
 and authorized to vote                  64,333,052.213 shares

5% beneficial ownership of your fund as of June 30, 1997
--------------------------------------------------------------
Persons beneficially owning
 more than 5% of the fund's shares                        None



                                    [bullet]

                                                                     Appendix A

Agreement and Plan of Reorganization

This Agreement and Plan of Reorganization (the "Agreement") is made as of July 23, 1997 in Boston, Massachusetts, by and among Putnam Master Intermediate Income Trust, a Massachusetts business trust (the "Master Fund"), and Putnam Intermediate Government Income Trust, a Massachusetts business trust (the "Government Fund").

Plan of Reorganization
(a) The Government Fund will sell, assign, convey, transfer and deliver to the Master Fund on the Exchange Date (as defined in Section 6) all of its cash, properties and other assets existing at the Valuation Time (as defined in Section 3(c)). In consideration therefor, the Master Fund shall, on the Exchange Date, assume all of the liabilities of the Government Fund existing at the Valuation Time and deliver to the Government Fund a number of full and fractional shares of beneficial interest of the Master Fund (the "Master Shares") having an aggregate net asset value equal to the value of the assets of the Government Fund transferred to the Master Fund on such date less the value of the liabilities of the Government Fund assumed by the Master Fund on such date. It is intended that the reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the "Code").

(b) Upon consummation of the transactions described in paragraph (a) of this Agreement, the Government Fund shall distribute Master Shares in complete liquidation to its shareholders of record as of the Exchange Date, each shareholder being entitled to receive that proportion of such Master Shares which the number of shares of beneficial interest of the Government Fund held by such shareholder bears to the number of shares of the Government Fund outstanding on such date. Certificates representing the Master Shares will be issued only if the shareholder so requests.

Agreement
The Master Fund and the Government Fund agree as follows:

1. Representations and Warranties of the Master Fund. The Master Fund represents and warrants to and agrees with the Government Fund that:

(a) The Master Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its cash, properties and other assets and to carry out its obligations under this Agreement. The Master Fund is not required to qualify as a foreign association in any jurisdiction. The Master Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) The Master Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) The following financial statements of the Master Fund have been furnished to the Government Fund (the "Master Fund Financial Statements"): (i) a statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of the Master Fund for the fiscal year ended September 30, 1996, such statements and schedule having been audited by Coopers & Lybrand L.L.P., independent accountants; and (ii) a statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of the Master Fund for the six months ended March 31, 1997, such statements and schedule being unaudited (the "Master Fund Unaudited Financial Statements"). The Master Fund Financial Statements fairly present the financial position of the Master Fund as of the respective dates thereof, and said statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the respective periods covered thereby in conformity with generally accepted accounting principles; provided, however, that the Master Fund Unaudited Financial Statements lack footnotes and other presentation items and may be subject to normal recurring adjustments that would be made in the course of an audit and that would not be material.


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(d)        There are no material legal, administrative or other proceedings pending or, to the knowledge of the Master Fund, threatened against the Master Fund which assert liability on the part of the Master Fund.

(e) The Master Fund has no known liabilities of a material nature, contingent or otherwise, other than (i) those shown as belonging to it on its statement of assets and liabilities as of March 31, 1997, or (ii) liabilities incurred in the ordinary course of the Master Fund's business as an investment company since March 31, 1997.

(f) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Master Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "H-S-R Act").

(g) The registration statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by the Master Fund on Form N-14 relating to the Master Shares issuable hereunder, and the proxy statement of the Government Fund included therein (the "Proxy Statement"), (i) on the effective date of the Registration Statement, will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) on the effective date of the Registration Statement, and at the time of the shareholders' meeting referred to in Section 7(a) and at the Exchange Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Proxy Statement made in reliance upon and in conformity with information furnished by the Government Fund for use in the Registration Statement or the Proxy Statement. The Master Fund makes no representation or warranty as to any other information in the Registration Statement or Proxy Statement that does not specifically relate to the Master Fund.

(h) There are no material contracts outstanding to which the Master Fund is a party, other than as disclosed in the Registration Statement or the Proxy Statement.

(i) All of the issued and outstanding shares of beneficial interest of the Master Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(j) The Master Fund is and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

(k) The issuance of the Master Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws.

(l) The Master Shares to be issued to the Government Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by the Master Fund, and no shareholder of the Master Fund will have any preemptive right of subscription or purchase in respect thereof.

2. Representations and Warranties of the Government Fund. The Government Fund represents and warrants to and agrees with the Master Fund that:

(a) The Government Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to carry on its business as it is now being conducted and to carry out this Agreement. The Government Fund is not required to qualify as a foreign association in any jurisdiction. The Government Fund has all necessary federal, state and local authorizations to own all of its cash, properties and other assets and to carry on its business as now being conducted and to carry out this Agreement.


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(b)        The Government Fund is registered under the 1940 Act as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, and statement of changes in net assets and schedule of investments (indicating their market values) of the Government Fund for the fiscal year ended November 30, 1996, such statements and schedule having been audited by Price Waterhouse LLP, independent accountants, have been furnished to the Master Fund. Such statements of assets and liabilities and schedule fairly present the financial position of the Government Fund as of November 30, 1996, and said statements of operations and changes in net assets fairly reflect the results of its operations and changes in financial position for the periods covered thereby in conformity with generally accepted accounting principles.

(d) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Government Fund, threatened against the Government Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of the Government Fund.

(e) There are no material contracts outstanding to which the Government Fund is a party other than as disclosed in the Registration Statement.

(f) The Government Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown on the Government Fund's statement of assets and liabilities as of November 30, 1996 referred to above and those incurred in the ordinary course of the business of the Government Fund as an investment company since such date. Prior to the Exchange Date, the Government Fund will advise the Master Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to November 30, 1996, whether or not incurred in the ordinary course of business.

(g) As used in this Agreement, the term "Investments" shall mean the Government Fund's investments shown on the schedule of its investments as of November 30, 1996 referred to in Section 2(c) hereof, as supplemented with such changes as the Government Fund shall make, and changes resulting from stock dividends, stock splits, transactions and similar corporate actions.

(h) The Government Fund has filed or will file all federal and state tax returns which, to the knowledge of the Government Fund's officers, are required to be filed by the Government Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by the Government Fund. All tax liabilities of the Government Fund have been adequately provided for on its books, and to the knowledge of the Government Fund, no tax deficiency or liability of the Government Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(i) At both the Valuation Time and the Exchange Date, the Government Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of the Government Fund to be transferred to the Master Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Master Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof.

(j) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Government Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws or the H-S-R Act.


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(k)        The Registration Statement and the Proxy Statement, insofar as they do not relate to the Master Fund, (i) on the Effective Date of the Registration Statement, will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) on the Effective Date of the Registration Statement and at the time of the shareholders' meeting referred to in Section 7(a) and at the Exchange Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements of fact relating to the Government Fund contained in the Registration Statement or Proxy Statement, or omissions to state in any thereof a material fact relating to the Government Fund, as such Registration Statement or Proxy Statement shall be furnished to the Government Fund in definitive form as soon as practicable following effectiveness of the Registration Statement and before any public distribution of the Proxy Statement.

(l) The Government Fund is and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

(m) At the Exchange Date, the Government Fund will have sold such of its assets, if any, as necessary to assure that, after giving effect to the acquisition of the assets of the Government Fund pursuant to this Agreement, the Master Fund will remain in compliance with its mandatory investment restrictions as set forth in the Proxy Statement.

3.  Reorganization.
(a) Subject to the requisite approval of the shareholders of the Government Fund and to the other terms and conditions contained herein (including the Government Fund's obligation to distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(m) hereof), the Government Fund agrees to sell, assign, convey, transfer and deliver to the Master Fund, and the Master Fund agrees to acquire from the Government Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Government Fund, whether accrued or contingent (including cash received by the Government Fund upon the liquidation by the Government Fund of any investments purchased by the Government Fund after November 30, 1996 and designated by the Master Fund as being unsuitable for it to acquire), in exchange for that number of Master Shares provided for in Section 4 and the assumption by the Master Fund of all of the liabilities of the Government Fund, whether accrued or contingent, existing at the Valuation Time. Pursuant to this Agreement, the Government Fund will, as soon as practicable after the Exchange Date, distribute all of the Master Shares received by it to the shareholders of the Government Fund in complete liquidation of the Government Fund.

(b) As soon as practicable following the requisite approval of the shareholders of the Government Fund, the Government Fund will, at its expense, effect a repositioning of its portfolio to reflect the investment policies of the Master Fund as described in the Prospectus/Proxy Statement. Such repositioning will be substantially completed prior to the Exchange Date, unless otherwise agreed by the Government Fund and the Master Fund.

(c) The Government Fund will pay or cause to be paid to the Master Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Government Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Master Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Government Fund acquired by the Master Fund.

(d) The Valuation Time shall be 4:00 p.m. Boston time on October 24, 1997 or such earlier or later day as may be mutually agreed by the parties hereto (the "Valuation Time").


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4.  Exchange Date; Valuation Time. On the Exchange Date, the Master Fund will deliver to the Government Fund a number of full and fractional Master Shares having an aggregate net asset value equal to the value of assets of the Government Fund transferred to the Master Fund on such date less the value of the liabilities of the Government Fund assumed by the Master Fund on that date, determined as hereafter provided in this Section 4.

(a) The net asset value of the Master Shares to be delivered to the Government Fund, the value of the assets of the Government Fund and the value of the liabilities of the Government Fund to be assumed by the Master Fund shall in each case be determined as of the Valuation Time.

(b) The net asset value of the Master Shares shall be computed in the manner set forth in the Proxy Statement. The value of the assets and liabilities of the shares of the Government Fund shall be determined by the Master Fund, in cooperation with the Government Fund, pursuant to procedures which the Master Fund would use in determining the fair market value of the Master Fund's assets and liabilities.

(c) No adjustment shall be made in the net asset value of either the Government Fund or the Master Fund to take into account differences in realized and unrealized gains and losses.

(d) The Master Fund shall issue the Master Shares to the Government Fund in a certificate registered in the name of the Government Fund. The Government Fund shall distribute the Master Shares to the shareholders of the Government Fund by redelivering such certificate to the Government Fund's transfer agent which will as soon as practicable set up open accounts for each Government Fund shareholder in accordance with written instructions furnished by the Government Fund. With respect to any Government Fund shareholder holding Government Fund share certificates as of the Exchange Date, the Master Fund will not permit such shareholder to receive dividends and other distributions on the Master Shares (although such dividends and other distributions shall be credited to the account of such shareholder), receive certificates representing the Master Shares, exchange the Master Shares credited to such shareholder's account for shares of other investment companies managed by Putnam Investment Management, Inc. ("Putnam"), or pledge such Master Shares until notified by the Government Fund or the transfer agent that such shareholder has surrendered his or her outstanding Government Fund certificates or, in the event of lost, stolen, or destroyed certificates, posted adequate bond. The Government Fund will, at its expense, request the shareholders of the Government Fund to surrender their outstanding Government Fund certificates, or post adequate bond, as the case may be.

(e) The Master Fund shall assume all liabilities of the Government Fund, whether accrued or contingent, in connection with the acquisition of cash, properties and other assets and subsequent dissolution of the Government Fund or otherwise.

5.  Expenses, Fees, etc.
(a) All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by the Government Fund and the Master Fund of the transactions contemplated by this Agreement will be allocated ratably between the Master Fund and the Government Fund in proportion to their net assets as of the Valuation Time, except that (i) the costs of proxy materials and proxy solicitation will be borne by the Government Fund, (ii) the costs of filing the Registration Statement will be borne by the Master Fund, and (iii) the costs of repositioning the portfolio of the Government Fund to reflect the investment policies of the Master Fund incurred prior to the Exchange shall be borne by the Government Fund; provided, however, that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Master Fund or the Government Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code.


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(b)        In the event the transactions contemplated by this Agreement are not consummated by reason of the Master Fund's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to the Master Fund's obligations referred to in Section 7(a) or Section 8) the Master Fund shall pay directly all reasonable fees and expenses incurred by the Government Fund in connection with such transactions, including, without limitation, legal, accounting and filing fees.

(c) In the event the transactions contemplated by this Agreement are not consummated by reason of the Government Fund's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to the Government Fund's obligations referred to in Section 7(a) or Section 9) the Government Fund shall pay directly all reasonable fees and expenses incurred by the Master Fund in connection with such transactions, including without limitation legal, accounting and filing fees.

(d) In the event the transactions contemplated by this Agreement are not consummated for any reason other than (i) the Master Fund's or the Government Fund's being either unwilling or unable to go forward or
           (ii) the nonfulfillment or failure of any condition to the Master Fund's or the Government Fund's obligations referred to in Section 7(a), Section 8 or Section 9 of this Agreement, then each of the Master Fund and the Government Fund shall bear all of its own expenses incurred in connection with such transactions.

(e) Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

6. Exchange Date. Delivery of the assets of the Government Fund to be transferred, assumption of the liabilities of the Government Fund to be assumed and the delivery of the Master Shares to be issued shall be made at the offices of Ropes & Gray, One International Place, Boston, Massachusetts, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other time and date agreed to by the Master Fund and the Government Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

7.  Meeting of Shareholders; Dissolution.
(a) The Government Fund agrees to call a meeting of its shareholders for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the Master Fund as herein provided, adopting this Agreement, and authorizing the liquidation and dissolution of the Government Fund.

(b) The Government Fund agrees that the liquidation and dissolution of the Government Fund will be effected in the manner provided in the Agreement and Declaration of Trust of the Government Fund in accordance with applicable law and that on and after the Exchange Date, the Government Fund shall not conduct any business except in connection with its liquidation and dissolution.

(c) The Master Fund has, after the preparation and delivery to the Master Fund by the Government Fund of a preliminary version of the Proxy Statement which was satisfactory to the Master Fund and to Ropes & Gray for inclusion in the Registration Statement, filed the Registration Statement with the Commission. Each of the Government Fund and the Master Fund has cooperated with the other, and each has furnished to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder set forth in the Registration Statement, including the Proxy Statement.

8. Conditions to the Master Fund's Obligations. The obligations of the Master Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of the holders of at least a majority of the outstanding shares of beneficial interest of the Government Fund entitled to vote.


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(b)        That the Government Fund shall have furnished to the Master Fund a statement of the Government Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments, which list shall identify all illiquid Investments, all as of the Valuation Time, certified on the Government Fund's behalf by the Government Fund's President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Government Fund since November 30, 1996 other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Government Fund, or changes due to dividends paid or losses from operations.

(c) That the Government Fund shall have furnished to the Master Fund a statement, dated the Exchange Date, signed on behalf of the Government Fund by the Government Fund's President (or any Vice President) and Treasurer certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Government Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates and the Government Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That the Government Fund shall have delivered to the Master Fund a letter from Price Waterhouse LLP dated the Exchange Date, stating that on the basis of an examination under attestation standards established by the American Institute of Certified Public Accountants ("AICPA"), management's assertions that (1) for the fiscal period from December 1, 1996 to the Exchange Date the Government Fund qualified as a regulated investment company under the Internal Revenue Code (the "Code"), (2) as of the Exchange Date, the Government Fund has no tax liability other than liabilities stated for federal or state income taxes and (3) as of the Exchange Date, the Government Fund has no liability for federal excise tax purposes under section 4982 of the Code, are fairly stated.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That the Master Fund shall have received an opinion of Ropes & Gray, in form satisfactory to the Master Fund and dated the Exchange Date, to the effect that (i) the Government Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction, (ii) this Agreement has been duly authorized, executed, and delivered by the Government Fund and, assuming that the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Master Fund, is a valid and binding obligation of the Government Fund, (iii) the Government Fund has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Government Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Master Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Government Fund's Agreement and Declaration of Trust, as amended, or any provision of any agreement known to such counsel to which the Government Fund is a party or by which it is bound, and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Government Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, it being understood that with respect to investment restrictions as contained in the Government Fund's Agreement and Declaration of Trust, Bylaws or then-current Registration Statement, such counsel may rely upon a certificate of an officer of the Government Fund whose responsibility it is to advise the Government Fund with respect to such matters.

(g) That the Government Fund shall have received an opinion of Ropes & Gray, in form satisfactory to the Master Fund, with respect to the matters specified in Section 9(f) of this Agreement, and such other matters as the Master Fund may reasonably deem necessary or desirable.


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(h)        That the Master Fund shall have received a ruling from the Internal
           Revenue Service or an opinion of legal counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes (i) no gain or loss will be recognized by the Master Fund upon receipt of the Investments transferred to the Master Fund pursuant to this Agreement in exchange for the Master Shares, (ii) the basis to the Master Fund of the Investments will be the same as the basis of the Investments in the hands of the Government Fund immediately prior to such exchange, and (iii) the Master Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Government Fund.

(i) That the assets of the Government Fund to be acquired by the Master Fund will include no assets which the Master Fund, by reason of charter limitations or of investment restrictions disclosed in the Proxy Statement, may not properly acquire.

(j) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Master Fund, threatened by the Commission.

(k) That the Master Fund shall have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the "FTC") and the Department of Justice (the "Department") such order or orders as Ropes & Gray deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(l) That all actions taken by the Government Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Master Fund and Ropes & Gray.

(m) That, prior to the Exchange Date, the Government Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Government Fund all of the Government Fund's investment company taxable income for its taxable years ending on or after November 30, 1996 and on or prior to the Exchange Date (computed without regard to any deduction for dividends paid), and all of its net capital gain realized in each of its taxable years ending on or after November 30, 1996 and on or prior to the Exchange Date.

(n) That the Government Fund shall have furnished to the Master Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Government Fund, as to the tax cost to the Government Fund of the securities delivered to the Master Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Master Fund may reasonably request.

(o) That the Government Fund's custodian shall have delivered to the Master Fund a certificate identifying all of the assets of the Government Fund held by such custodian as of the Valuation Time.

(p) That the Government Fund's transfer agent shall have provided to the Master Fund (i) the originals or true copies of all of the records of the Government Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Government Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(q) That all of the issued and outstanding shares of beneficial interest of the Government Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of the Government Fund or its transfer agent by the Master Fund or its agents shall have revealed otherwise, either (i) the Government Fund shall have taken all actions that in the opinion of the Master Fund or its counsel are necessary to remedy any prior failure on the part of the Government Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Government Fund


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



           shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Master Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Master Fund or its counsel, to indemnify the Master Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Government Fund to have offered and sold such shares in conformity with such laws.

(r) That the Master Fund shall have received from Price Waterhouse LLP a letter addressed to the Master Fund dated as of the Exchange Date satisfactory in form and substance to the Master Fund to the effect that, on the basis of an examination under attestation standards established by the AICPA, management's assertion that as of the Valuation Time the value of the assets of the Government Fund to be exchanged for the Master Shares has been determined in accordance with the provisions of Article 10 section 5 (10.5) of the Government Fund's By-laws pursuant to the procedures customarily utilized by the Master Fund in valuing its assets and issuing its shares is fairly stated.

(s) That the Government Fund shall have executed and delivered to the Master Fund an instrument of transfer dated as of the Exchange Date pursuant to which the Government Fund will assign, transfer and convey all of the assets and other property to the Master Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

(t) The Government Fund shall have repositioned its portfolio, satisfactorily to the Master Fund, to reflect the investment policies of the Master Fund.

9. Conditions to the Government Fund's Obligations. The obligations of the Government Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of the holders of at least a majority of the outstanding shares of beneficial interest of the Government Fund entitled to vote.

(b) That the Master Fund shall have furnished to the Government Fund a statement of the Master Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4, all as of the Valuation Time, certified by the Master Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Master Fund since March 31, 1997, other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities, and changes due to net dividends paid or losses from operations.

(c) That the Master Fund shall have executed and delivered to the Government Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which the Master Fund will assume all of the liabilities of the Government Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

(d) That the Master Fund shall have furnished to the Government Fund a statement, dated the Exchange Date, signed on behalf of the Master Fund by the Master Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Master Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that the Master Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.


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



(f) That the Government Fund shall have received an opinion of Ropes & Gray, in form satisfactory to the Government Fund and dated the Exchange Date, to the effect that (i) the Master Fund is a business trust duly established and validly existing in conformity with the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) the Master Shares to be delivered to the Government Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by the Master Fund and no shareholder of the Master Fund has any preemptive right to subscription or purchase in respect thereof, (iii) this Agreement has been duly authorized, executed and delivered by the Master Fund and, assuming that the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Government Fund, is a valid and binding obligation of the Master Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Master Fund's Agreement and Declaration of Trust, as amended, or By-laws, or any provision of any agreement known to such counsel to which the Master Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the Master Fund's Agreement and Declaration of Trust, as amended, By-Laws or the Registration Statement, such counsel may rely upon a certificate of an officer of the Master Fund whose responsibility it is to advise the Master Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Master Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws, and (vi) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

(g) That the Government Fund shall have received a ruling from the Internal Revenue Service, or an opinion of legal counsel, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes (i) no gain or loss will be recognized by the Master Fund upon receipt of the Investments transferred to the Master Fund pursuant to this Agreement in exchange for the Master Shares, (ii) the basis to the Master Fund of the Investments will be the same as the basis of the Investments in the hands of the Government Fund immediately prior to such exchange, and (iii) the Master Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Government Fund.

(h) That all actions taken by or on behalf of the Master Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Government Fund and Ropes & Gray.

(i) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Master Fund, threatened by the Commission.

(j) That the Government Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Ropes & Gray deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

10.  Indemnification.
(a) The Government Fund will indemnify and hold harmless, out of the assets of the Government Fund but no other assets, the Master Fund, its trustees and its officers (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon


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



           or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Government Fund contained in the Registration Statement, the Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Government Fund required to be stated therein or necessary to make the statements relating to the Government Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Government Fund. The Indemnified Parties will notify the Government Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Government Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this
           Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Government Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Master Fund's obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Government Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties' first paying the same.

(b) The Master Fund will indemnify and hold harmless, out of the assets of the Master Fund but no other assets, the Government Fund, its trustees and its officers (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Master Fund contained in the Registration Statement, the Proxy Statement, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Master Fund required to be stated therein or necessary to make the statements relating to the Master Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Master Fund. The Indemnified Parties will notify the Master Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Master Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Master Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Government Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Master Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

11. No Broker, etc. Each of the Government Fund and the Master Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.


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



12. Termination. The Government Fund and the Master Fund may, by mutual consent of their trustees, terminate this Agreement, and the Government Fund or the Master Fund, after consultation with counsel and by consent of their trustees or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by December 31, 1998, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Government Fund and the Master Fund.

13. Rule 145. Pursuant to Rule 145 under the 1933 Act, the Master Fund will, in connection with the issuance of any Master Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

"These shares have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred except to Putnam Intermediate Government Income Trust unless (i) a registration statement with respect thereto is effective under the Securities Act of 1933, as amended, or
(ii) in the opinion of counsel reasonably satisfactory to Putnam Intermediate Government Income Trust such registration is not required."

and, further, the Master Fund will issue stop transfer instructions to its transfer agent with respect to such shares. The Government Fund will provide the Master Fund on the Exchange Date with the name of any Government Fund shareholder who is to the knowledge of the Government Fund an affiliate of the Government Fund on such date.

14. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. Sole Agreement; Amendments. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Agreement and Declaration of Trust. Copies of the Agreements and Declarations of Trust of the Government Fund and the Master Fund are on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees of each Fund, respectively, as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Government Fund or the Master Fund individually but are binding only upon the assets and property of the Government Fund and the Master Fund, as the case may be.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

       PUTNAM MASTER INTERMEDIATE INCOME TRUST

       By:/s/ Charles E. Porter
         ----------------------------
         Executive Vice President

       PUTNAM INTERMEDIATE GOVERNMENT INCOME TRUST

       By:/s/ Charles E. Porter
         ----------------------------
         Executive Vice President

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                                                                     Appendix B

Securities Ratings

The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.
Bonds


Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's
Bonds

AAA--Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.


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BBB--Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB-B-CCC-CC-C--Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B--Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC--Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC--The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C--The rating 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D--Bonds rated 'D' are in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.

Duff & Phelps Corporation
Long-Term Debt

AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- --High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- --Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- --Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- --Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.


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



B+, B, B- --Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC--Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD--Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC--Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C--Bonds are in actual or imminent default in payment of interest or principal.


DDD--Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.


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

PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

             PLEASE FOLD AT PERFORATION BEFORE DETACHING PROXY CARD
--------------------------------------------------------------------------------
Proxy for a meeting of shareholders, to be held on October 9, 1997 for Putnam
Intermediate Government Income Trust.                                  ------
------------------------------------

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Intermediate Government Income Trust on October 9, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as an executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------    ----------------------------
Shareholder sign here                              Date

-----------------------------------------------    ----------------------------
Co-owner sign here                                 Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-------------------------------------------------------------------------------

City                                               State           Zip
-----------------------------------------------    --------------  ------------

Telephone
--------------------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
--------------------------------------------------------------------------------
            PLEASE FOLD AT PERFORATION BEFORE DETACHING ADDRESS CARD

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR Proposal 1, FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 2, FOR Proposal 3, and AGAINST Proposal 4. In their discretion, the Proxies will also be authorized to vote upon such other matters that may come before the meeting.

Please mark your choices [X] in blue or black ink.


THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 1.

1.       Approval of the Agreement and Plan of      FOR     AGAINST    ABSTAIN
         Reorganization providing for the           [ ]       [ ]        [ ]
         transfer of all of the assets of
         Putnam Intermediate Government Income
         Trust (the "fund") to Putnam Master
         Intermediate Income Trust (the "Master
         fund") in exchange for shares of the
         Master Fund and the assumption by the
         Master Fund of all of the liabilities
         of the fund, and the distribution of
         such shares to the shareholders of the
         fund in liquidation of the fund.

THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES

2.       Proposal to elect Trustees
         The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E. Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith and
         W.N. Thorndike.

[ ] FOR fixing the number of Trustees and electing all the nominees (except as marked to the contrary below.)

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:

         ------------------------------------------------------------

[ ] WITHHOLD authority to vote for all nominees


THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 3.

3.       Proposal to ratify                         FOR     AGAINST    ABSTAIN
         the selection of                           [ ]       [ ]        [ ]
         Price Waterhouse
         LLP as the independent
         auditors of your fund.

THE TRUSTEES RECOMMEND THAT YOU VOTE "AGAINST" PROPOSAL 4.

4.       Proposal to convert
         your fund from closed-                     [ ]       [ ]        [ ]
         end to open-end status
         and authorize certain
         related amendments to
         the Agreement and
         Declaration of Trust.

Note:    If you have questions on any of the Proposals, please call
         1-800-225-1581.

                     PUTNAM MASTER INTERMEDIATE INCOME TRUST

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                                  July 29, 1997


This Statement of Additional Information ("SAI") contains material which may be of interest to investors but which is not included in the Prospectus/Proxy Statement (the "Prospectus") of Putnam Master Intermediate Income Trust (the "Master Fund") dated July 29, 1997 relating to the sale of all or substantially all of the assets of Putnam Intermediate Government Income Trust (the "Government Fund") to the Master Fund. This SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This SAI should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus by writing Putnam Investor Services, One Post Office Square, Boston, MA 02109 or by calling 1-800-225-1581.

                                Table of Contents


ADDITIONAL INFORMATION ABOUT THE MASTER FUND AND THE
         GOVERNMENT FUND...............................................3

Management.............................................................3

Investment Decisions...................................................4

Brokerage Services, Brokerage Allocation and Other Practices...........4

Investor Servicing Agent and Custodian.................................7

Charges and Expenses...................................................7

Tax Status.............................................................8

Certain Investment Practices..........................................12

Determination of Net Asset Value......................................22

Officers .............................................................23

INDEPENDENT PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS...............24

ADDITIONAL INFORMATION ABOUT THE MASTER FUND AND THE
GOVERNMENT FUND

The following additional information pertains to both the Master Fund and Government Fund (each a "fund" and collectively, the "funds"), except where otherwise noted:

Management

Under Management Contracts between each of the funds and Putnam Investment Management, Inc. ("Putnam Management"), subject to such policies as the Trustees may determine, Putnam Management, at its own expense, furnishes continuously an investment program for each fund and makes investment decisions on behalf of each fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of each of the funds, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of each fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of each funds' portfolio securities. Putnam Management may place each fund's portfolio transactions with broker-dealers which furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the funds and other clients. In so doing, Putnam Management may cause each of the funds to pay greater brokerage commissions than it might otherwise pay.

In addition to the fee paid to Putnam Management, each of the funds reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined by the Trustees.

Putnam Management pays all other salaries of officers of the funds. Each of the funds pays all of its expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses.

The Management Contracts provide that Putnam Management shall not be subject to any liability to the relevant fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

Each Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the relevant fund, or by Putnam Management, on 30 days' written notice. Each Management Contract may be amended only by a vote of the shareholders of the relevant fund. Each Management Contract also terminates without payment of any penalty in the event of its assignment. Each Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the relevant fund's shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the relevant fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.


Investment Decisions

Investment decisions for the funds and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.


Brokerage Services, Brokerage Allocation and Other Practices

Brokerage and Research Services

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by each of the funds of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by each of the funds usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by each of the funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive "brokerage and research services" (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the funds' portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and security market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotations services, news services and personal computers utilized by Putnam Management's managers and analysts. Where the services referred to above are not used exclusively by Putnam Management for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the funds), although not all of these services are necessarily useful and of value in managing the funds. The management fee paid by each fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio securities for the funds and buys and sells investments for the funds through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management having in mind a fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by each Management Contract, Putnam Management may cause the funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for a fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the funds to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the funds to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

Each Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio securities of a fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for each fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the funds (and, if permitted by law, sales of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for a fund.

Brokerage commissions. The following table shows brokerage commissions paid by each fund during the fiscal periods indicated:

Master Fund                Fiscal year               Brokerage Commissions
                           -----------               ---------------------
                              1996                              $19,063
                              1995                              $21,412
                              1994                               $2,533

Government Fund               1996                              $17,229
                              1995                              $31,866
                              1994                                 $781



The following table shows transactions placed with brokers and dealers by each fund during its most recent fiscal year to recognize research, statistical and quotation services received by Putnam Management and its affiliates:

                     Dollar
                     value            Percent of
                     of these         total               Amount of
                     transactions     transactions        Commissions
                    -------------     ------------        -----------

Master Fund          $16,546,749         25.92%             $11,614


Government Fund      $13,441,956         19.13%              $1,334

Investor Servicing Agent and Custodian

Putnam Investor Services, a division of Putnam Fiduciary Trust Company ("PFTC"), is the funds' investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by each of the funds as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts, the number of transactions and the assets of the relevant fund.

PFTC is the custodian of each of the fund's assets. In carrying out its duties under its custodian contracts, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling each of the funds' cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the funds' investments. PFTC and any subcustodians employed by it have a lien on the securities of the fund (to the extent permitted by the relevant fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the relevant fund. Each of the funds expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of the funds or decides which securities the funds will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The funds may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the funds' portfolio transactions with the subcustodians or with a third-party broker having an agreement with the subcustodians. Each of the funds pays PFTC an annual fee based on the relevant fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.


Charges and Expenses

Management Fees. For the past three fiscal years, the funds incurred the following fees pursuant to their respective Management Contracts:

Master Fund            Fiscal Year            Management Fee Paid
                       -----------            -------------------
                          1996                   $2,479,579
                          1995                   $2,378,222
                          1994                   $2,522,541

Government Fund        Fiscal Year            Management Fee Paid
                       -----------            -------------------
                          1996                   $4,075,170
                          1995                   $4,051,749
                          1994                   $4,096,234

Administrative expense reimbursement. The funds reimbursed Putnam Management in the following amounts for administrative services during fiscal 1996, including the following amounts for compensation of certain fund officers and contributions to the Putnam Investments, Inc. Profit Sharing Plan for their benefit:

                                           Portion of total reimbursement
Master Fund         Total reimbursement    for compensation and contributions
                    -------------------    ----------------------------------
                    $12,383                $10,925

                                           Portion of total reimbursement
Government Fund     Total reimbursement    for compensation and contributions
                    -------------------    ----------------------------------
                    $12,279                $10,865

Investor servicing and custody fees and expenses. During their 1996 fiscal years, the Government Fund and the Master Fund incurred $625,900 and $409,785, respectively, in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company.

Tax Status

Taxation of the funds. Each of the funds intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock or securities and certain options, futures contracts, forward contracts and foreign currencies) held for less than three months;

(c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of the net short-term capital gains over net long-term capital losses for such year; and

(d) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades or businesses.

If a fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If a fund fails to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Hedging transactions. If a fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Under the 30% gross income test described above (see "Taxation of the funds"), a fund will be restricted in selling assets held or considered under Code rules to have been held for less than three months, and in engaging in certain hedging transactions (including hedging transactions in options and futures) that in some circumstances could cause certain fund assets to be treated as held for less than three months.

Certain of each fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income),
(ii) thereafter as a return of capital to the extent of the recipients's basis in the shares, and (iii) thereafter as a gain from the sale or exchange of a capital asset. If a fund's book income is less than its taxable income, the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Return of capital distributions. If a fund makes a distribution to shareholders in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares.

Securities issued or purchased at a discount. Each fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital loss carryover. Distributions from capital gains are made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to each of the funds are shown in Note 1 of their respective financial statements included in this SAI or incorporated by reference into this SAI.

Foreign currency-denominated securities and related hedging transactions. With respect to investment income and gains received by a fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which a fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance. Each of the funds' transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of a fund's assets at year end consists of the debt and equity securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries. In such a case, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by a fund in "passive foreign investment companies' could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Sale of shares. The sale of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months, and otherwise as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shares purchased through tax qualified plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup withholding. Each fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Shareholders who fail to furnish their correct TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not wilful neglect. An individual's taxpayer identification number is his or her social security number.

Certain Investment Practices

Set forth below is additional information about the investment practices in which each fund may invest. This information supplements the information provided in the Prospectus.

Options on Securities

Writing covered options. A fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by a fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

A fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A fund may write combinations of covered puts and calls on the same underlying security.

A fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. A fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If a fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. A fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. A fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risk Factors in Options Transactions

The successful use of a fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if a fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on a fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that a fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and a fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by a fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

Futures Contracts and Related Options

Subject to applicable law, and unless otherwise specified in the Prospectus, a fund may invest without limit in the types of futures contracts and related options identified in the Prospectus for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If a fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when a fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, a fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when a fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

A fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. A fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on futures contracts. A fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on future contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. A fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by a fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by a fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by a fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by a fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if a fund has hedged against a decline in the values of fixed-income securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its fixed-income securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the fixed-income securities held in its portfolio.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). A fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by a fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by a fund is also subject to Putnam Management's ability to predict movements in the direction of the market. For example, it is possible that, where a fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, a fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if a fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

Options on stock index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices

As an alternative to purchasing call and put options on index futures, a fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Currency forward and futures contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily cash payments of variation margin.

Foreign currency options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

Settlement procedures. Settlement procedures relating to a fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and a fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Determination of Net Asset Value

Each fund determines the net asset value of its shares at least once each week as of the close of business on the last day on which the New York Stock Exchange is open, and on such other days as may be required by its Dividend Reinvestment Plan. Net asset value is determined by dividing the value of all assets of a fund (including accrued interest and dividends), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market value of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter) the last reported bid price, except that certain securities are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by a fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which a fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds,

U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of a fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.


Officers (Age)

In addition to the officers of the funds identified in the Prospectus, the individuals listed below serve as the indicated officers of both the Master Fund and the Government Fund:

Charles E. Porter (58), Executive Vice President. Managing Director of Putnam Investments, Inc. and Putnam Management.

Patricia C. Flaherty (50), Senior Vice President. Senior Vice President of Putnam Investments, Inc. and Putnam Management.

William N. Shiebler (55), Vice President. Director and Senior Managing Director of Putnam Investments, Inc. President and Director of Putnam Mutual Funds.

Gordon H. Silver (50), Vice President. Director and Senior Managing Director of Putnam Investments, Inc. and Putnam Management.

John R. Verani (58), Vice President. Senior Vice President of Putnam Investments, Inc. and Putnam Management.

Paul M. O'Neil (44), Vice President. Vice President of Putnam Investments, Inc. and Putnam Management.

John D. Hughes (62), Senior Vice President and Treasurer.

Beverly Marcus (53), Clerk and Assistant Treasurer.

The mailing address of each of the officers of the funds is One Post Office Square, Boston, Massachusetts 02109. The principal occupations of the officers for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers.

The Agreement and Declaration of Trust of each of the funds provide that each of the funds will indemnify its officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the respective funds, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interest of the respective funds or that such indemnification would relieve any officer of any liability to the respective funds or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Each of the funds, at its expense, provides liability insurance for the benefit of its officers.

INDEPENDENT PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS

Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109 are the independent accountants for the Master Fund, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for the Master Fund. Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110, are the independent accountants for the Government Fund, providing audit services, tax return reviews and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for the Government Fund. The Report of Independent Accountants, financial highlights and financial statements included in the Master Fund's Annual Report for the fiscal year ended September 30, 1996, filed electronically on December 2, 1996 (File No. 811-5498), and the financial highlights and financial statements included in the Master Fund's Semi-Annual Report for the six months ended March 31, 1997, filed electronically on June 2, 1997 (File No. 811-5498), are incorporated by reference into this SAI. The Report of Independent Accountants, financial highlights and financial statements included in the Government Fund's Annual Report for the fiscal year ended November 30, 1996, filed electronically on January 28, 1997 (File No. 811-5556), and the financial highlights and financial statements included in the Government Fund's Semi-Annual Report for the six months ended May 31, 1997, filed electronically on July 23, 1997 (File No. 811-5556), are also incorporated by reference into this SAI. The audited financial statements for the Master Fund and the Government Fund incorporated by reference into the SAI have been so included and incorporated in reliance upon the reports of Coopers & Lybrand L.L.P. and Price Waterhouse LLP, respectively, given on their authority as experts in auditing and accounting.

                    Putnam Master Intermediate Income Trust

                                      and

                  Putnam Intermediate Government Income Trust

                    Proforma Combining Financial Statements
                                  (Unaudited)

The accompanying unaudited proforma combining investment portfolio and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of March 31, 1997 and the unaudited proforma combining statements of operations for the twelve months ended March 31, 1997 presents the results of operations of Putnam Master Intermediate Income Trust as if the combination with Putnam Intermediate Government Income Trust had been consummated at April 1, 1996. These historical statements have been derived from Master Intermediate Income Trust's and Intermediate Government Income Trust's books and records utilized in calculating daily net asset value at March 31, 1997, and for the twelve month period then ended.

The proforma statements give effect to the proposed transfer of all assets of Intermediate Government Income Trust to Master Intermediate Income Trust in exchange for the assumption by Master Intermediate Income Trust of all of the liabilities of Intermediate Government Income Trust and for a number of Master Intermediate Income Trust's shares equal in value to the value of the net assets of Intermediate Government Income Trust transferred to Master Intermediate Income Trust. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Master Intermediate Income Trust for pre-combining periods will not be restated. The proforma statement of operations does not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization.

The unaudited proforma combining statements should be read in conjunction with the separate financial statements of Master Intermediate Income Trust and Intermediate Government Income Trust incorporated by reference in this statement of additional information.

                        Master Intermediate Income Trust

                     Notes to Proforma Combining Statements

                                  (Unaudited)

                                 March 31, 1997


The proforma adjustments to these proforma financial statements are comprised of the following:

A) Elimination and reduction of duplicative expenses as a result of the merger.

B) $200,000 relates to proxy costs which will be borne by the Intermediate Government Income Trust. $170,000 relates to SEC filing fees which will be borne by Master Intermediate Income Trust. The other $90,000 relates to legal and accounting related merger costs will be allocated ratably between the two funds upon consummation of the merger.

C) Issuance of Master Intermediate Income Trust shares to the holders of shares of Intermediate Government Income Trust.

Putnam Master Intermediate Income Trust

Pro Forma Combining Statement of Assets and Liabilities                Master    Intermediate
March 31, 1997 (Unaudited)                                       Intermediate       Government      Pro Forma           Pro Forma
Assets                                                           Income Trust     Income Trust    Adjustments            Combined
----------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $340,856,013, $559,218,309, and $900,074,322)  $ 333,255,977    $ 543,960,795     $       --       $ 877,216,772
----------------------------------------------------------------------------------------------------------------------------------
Cash                                                                  718,957              177             --             719,134
----------------------------------------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                           5,344,598        7,369,124             --          12,713,722
----------------------------------------------------------------------------------------------------------------------------------
Receivable for securities sold                                      1,845,152               --             --           1,845,152
----------------------------------------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                        476,502        1,054,397             --           1,530,899
----------------------------------------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                      229,379          481,518             --             710,897
==================================================================================================================================
Total assets                                                      341,870,565      552,866,011             --         894,736,576
----------------------------------------------------------------------------------------------------------------------------------
Liabilities
----------------------------------------------------------------------------------------------------------------------------------
Distributions payable to shareholders                               1,919,499        3,220,181             --           5,139,680
----------------------------------------------------------------------------------------------------------------------------------
Payable for securities purchased                                   11,963,719       17,456,387             --          29,420,106
----------------------------------------------------------------------------------------------------------------------------------
Payable for compensation of Manager                                   600,531          309,056             --             909,587
----------------------------------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees                      81,584          126,035             --             207,619
----------------------------------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees                                    5,787           11,267             --              17,054
----------------------------------------------------------------------------------------------------------------------------------
Payable for administrative services                                     5,766            2,892             --               8,658
----------------------------------------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                           922,331        1,862,154             --           2,784,485
----------------------------------------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                         561,231        1,486,303             --           2,047,534
----------------------------------------------------------------------------------------------------------------------------------
Other accrued expenses                                                 75,465           61,824        460,000 (b)         597,289
==================================================================================================================================
Total liabilities                                                  16,135,913       24,536,099        460,000          41,132,012
----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                      $ 325,734,652    $ 528,329,912     $ (460,000)      $ 853,604,564
----------------------------------------------------------------------------------------------------------------------------------

Net assets                                                      $ 325,734,652    $ 528,329,912     $ (460,000)(b)   $ 853,604,564
Shares outstanding                                                 38,448,138       64,333,052     (1,986,663)(c)     100,794,527
Net asset value per share                                               $8.47            $8.21                              $8.47
==================================================================================================================================

The accompanying notes are an integral part of these financial statements.

Putnam Master Intermediate Income Trust

Pro Forma Combining Statement of Operations
Twelve Months ended March 31, 1997 (Unaudited)                              Master      Intermediate
                                                                      Intermediate        Government     Pro Forma       Pro Forma
Investment income:                                                    Income Trust      Income Trust   Adjustments        Combined
-----------------------------------------------------------------------------------------------------------------------------------
Interest (net of foreign tax of $26,643, $257,183 and 283,826,
respectively)                                                         $ 28,089,399     $  39,190,106      $     --    $ 67,279,505
-----------------------------------------------------------------------------------------------------------------------------------
Dividends                                                                  186,590                --            --         186,590
===================================================================================================================================
Total investment income                                                 28,275,989        39,190,106            --      67,466,095
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
Compensation of Manager                                                  2,474,673         4,027,593      (306,004)(A)   6,196,262
-----------------------------------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees                                      394,441           584,592            --         979,033
-----------------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees                                                    21,397            32,027       (18,424)(A)      35,000
-----------------------------------------------------------------------------------------------------------------------------------
Administrative services                                                      7,305            11,797        (6,102)(A)      13,000
-----------------------------------------------------------------------------------------------------------------------------------
Reports to shareholders                                                     49,913            61,345       (81,150)(A)      30,108
-----------------------------------------------------------------------------------------------------------------------------------
Auditing                                                                    57,853            50,868       (43,721)(A)      65,000
-----------------------------------------------------------------------------------------------------------------------------------
Legal                                                                       35,324             9,395            --          44,719
-----------------------------------------------------------------------------------------------------------------------------------
Postage                                                                    156,345           123,679            --         280,024
-----------------------------------------------------------------------------------------------------------------------------------
Exchange listing fees                                                       28,340            46,351            --          74,691
-----------------------------------------------------------------------------------------------------------------------------------
Other                                                                        5,168            17,360            --          22,528
===================================================================================================================================
Total expenses                                                           3,230,759         4,965,007      (455,401)      7,740,365
-----------------------------------------------------------------------------------------------------------------------------------
Expense reduction                                                          (60,904)          (87,126)       26,838        (121,192)
===================================================================================================================================
Net expenses                                                             3,169,855         4,877,881      (428,563)      7,619,173
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                   25,106,134        34,312,225       428,563      59,846,922
===================================================================================================================================
Net realized gain on investments                                         7,964,122           914,514            --       8,878,636
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain on written options                                        53,950           125,450                       179,400
-----------------------------------------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions                        (630,594)       (2,647,564)           --      (3,278,158)
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of  assets and liabilities in
foreign currencies during the period                                      (126,071)         (103,393)           --        (229,464)
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period            (8,267,917)      (10,283,113)           --     (18,551,030)
-----------------------------------------------------------------------------------------------------------------------------------
Net loss on investments                                                 (1,006,510)      (11,994,106)           --     (13,000,616)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  $ 24,099,624      $ 22,318,119    $  428,563    $ 46,846,306
-----------------------------------------------------------------------------------------------------------------------------------

Proforma Combining Investment Portfolio
Master Intermediate Income Trust and                                                          Intermediate
Intermediate Government Income Trust                                     Master                Government
March 31, 1997 (Unaudited)                                       Intermediate Income Trust    Income Trust        Proforma Combined

Corporate Bonds and Notes                                        PRINCIPAL     (35.7%)*    PRINCIPAL  (--%)*  PRINCIPAL     (13.6%)
                                                                    AMOUNT        VALUE       AMOUNT   VALUE     AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
Advertising                                                                      (0.1%)                                        (--%)
------------------------------------------------------------------------------------------------------------------------------------
Adams Outdoor Advertising, Ltd. sr. notes 10 3/4s, 2006         $   50,000       52,750                       $  50,000      52,750
Lamar Advertising Co. sr. sub. notes 9 5/8s, 2006                  250,000      248,750                         250,000     248,750
                                                                           -------------                               -------------
                                                                                301,500                                     301,500

Aerospace and Defense                                                            (0.6%)                                      (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
Alliant Techsystems, Inc. sr. sub. notes 11 3/4s, 2003             250,000      267,500                         250,000     267,500
BE Aerospace sr. sub. notes Ser. B, 9 7/8s, 2006                   465,000      476,625                         465,000     476,625
Howmet Corp. sr. sub. notes 10s, 2003                              300,000      319,500                         300,000     319,500
Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                        100,000      103,750                         100,000     103,750
Sequa Corp. sr. sub. notes 9 3/8s, 2003                            600,000      594,000                         600,000     594,000
Tracor, Inc. 144A sr. sub. notes 8 1/2s, 2007                      185,000      177,600                         185,000     177,600
                                                                           -------------                               -------------
                                                                              1,938,975                                   1,938,975

Agriculture                                                                      (0.5%)                                      (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
PMI Holdings Corp. sub. disc. deb. stepped-coupon Ser. B, zero %
(11 1/2s, 9/1/00), 2005 (STP)                                    1,380,000    1,007,400                       1,380,000   1,007,400
Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)        787,737      827,124                         787,737     827,124
                                                                           -------------                               -------------
                                                                              1,834,524                                   1,834,524

Apparel                                                                          (0.2%)                                      (0.1%)
------------------------------------------------------------------------------------------------------------------------------------
Anvil Knitwear Inc. 144A sr. notes 10 7/8s, 2007                   165,000      160,050                         165,000     160,050
GFSI, Inc. 144A sr. sub. notes 9 5/8s, 2007                         85,000       82,875                          85,000      82,875
Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                      125,000      125,000                         125,000     125,000
William Carter Co. 144A sr. sub. notes 12s, 2008                   170,000      171,700                         170,000     171,700
                                                                           -------------                               -------------
                                                                                539,625                                     539,625

Automotive                                                                       (0.1%)                                       (--%)
------------------------------------------------------------------------------------------------------------------------------------
CSK Auto, Inc. 144A sr. sub. notes 11s, 2006                       230,000      232,300                         230,000     232,300
DRA Inc. 144A notes 11 1/2s, 2004 (PIK)                            210,000      212,100                         210,000     212,100
Titan Wheel International Inc. sr. sub. notes 8 3/4s, 2007          60,000       59,100                          60,000      59,100
                                                                           -------------                               -------------
                                                                                503,500                                     503,500

Automotive Parts                                                                 (0.3%)                                      (0.1%)
------------------------------------------------------------------------------------------------------------------------------------
A.P.S. Inc. company guaranty 11 7/8s, 2006                         300,000      301,500                         300,000     301,500
Aftermarket Technology Corp. sr. sub. notes 12s, 2004              248,000      272,800                         248,000     272,800
Aftermarket Technology Corp. sr. sub. notes 12s, 2004              150,000      165,000                         150,000     165,000
Harvard Industries Inc. sr. notes 11 1/8s, 2005                    250,000      128,750                         250,000     128,750
Key Plastics Corp. 144A sr. sub. notes 10 1/4s, 2007               210,000      208,425                         210,000     208,425
                                                                           -------------                               -------------
                                                                              1,076,475                                   1,076,475

Banks                                                                            (0.5%)                                      (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
First Nationwide Holdings 144A sr. sub. notes 10 5/8s, 2003      1,540,000    1,632,400                       1,540,000   1,632,400

Beverages                                                                        (0.1%)                                       (--%)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  0
Canandaigua Wine Co. sr. sub. notes Ser. C, 8 3/4s, 2003           310,000      311,550                         310,000     311,550

Broadcasting                                                                     (1.9%)                                      (0.7%)
------------------------------------------------------------------------------------------------------------------------------------
Affinity Group sr. sub. notes 11 1/2s, 2003                        250,000      262,500                         250,000     262,500
Capstar Broadcasting 144A sr. disc. notes stepped-coupon zero %
(12 3/4s, 2/1/02), 2009 (STP)                                      605,000      320,650                         605,000     320,650
Chancellor Broadcasting Corp. sr. sub. notes 9 3/8s, 2004          100,000       98,000                         100,000      98,000
Comcast UK Cable, Ltd. deb. stepped-coupon zero %
(11.2s, 11/15/00), 2007 (Bermuda) (STP)                            750,000      487,500                         750,000     487,500
Commodore Media, Inc. sr. sub. notes stepped-coupon 7 1/2s,
(13 1/4s, 5/1/98), 2003 (STP)                                    1,150,000    1,230,500                       1,150,000   1,230,500
Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005             100,000       94,000                         100,000      94,000
Jacor Communications, Inc. company guaranty 9 3/4s, 2006           120,000      120,000                         120,000     120,000
New City Broadcasting Corp. sr. sub. notes 11 3/8s, 2003           250,000      277,500                         250,000     277,500
Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005         200,000      216,000                         200,000     216,000
Petracom Holdings, Inc. notes stepped-coupon zero %
(17 1/2s, 8/1/98), 2003 (STP)                                      929,000      891,840                         929,000     891,840
SFX Broadcasting, Inc. sr. sub. notes Ser. B, 10 3/4s, 2006        700,000      731,500                         700,000     731,500
Spanish Broadcasting Systems 144A sr. notes 11s, 2004              210,000      208,950                         210,000     208,950
TCI Satellite Entertainment 144A sr. sub. notes 10 7/8s, 2007      220,000      191,400                         220,000     191,400
Telemedia Broadcasting Corp. 144A deb. stepped-coupon 3.8s,
 (16s, 6/15/99), 2004 (STP)                                      1,248,000    1,135,680                       1,248,000   1,135,680
TV Azteca SA 144A sr. notes 10 1/2s, 2007 (Mexico)                  95,000       92,562                          95,000      92,562
                                                                           -------------                               -------------
                                                                              6,358,582                                   6,358,582

Building Products                                                                (0.6%)                                      (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
Cemex S.A. 144A bonds 12 3/4s, 2006 (Mexico)                       400,000      449,000                         400,000     449,000
Schuller International Corp. sr. notes 10 7/8s, 2004               650,000      705,250                         650,000     705,250
Southdown, Inc. sr. sub. notes Ser. B, 10s, 2006                   500,000      535,000                         500,000     535,000
Waxman Industries Inc. sr. notes stepped-coupon Ser. B, zero %
(12 3/4s, 6/1/99), 2004 (STP)                                      248,000      208,320                         248,000     208,320
                                                                           -------------                               -------------


                                                                              1,897,570                                   1,897,570

Building and Construction                                                        (1.5%)                                      (0.6%)
------------------------------------------------------------------------------------------------------------------------------------
Atrium Companies Inc. 144A sr. sub. notes 10 1/2s, 2006            225,000      222,750                         225,000     222,750
Continental Homes Holding Corp. sr. notes 10s, 2006                115,000      119,025                         115,000     119,025
Inter-City Products sr. notes 9 3/4s, 2000                         695,000      712,375                         695,000     712,375
NVR, Inc. sr. notes 11s, 2003                                    1,000,000    1,062,500                       1,000,000   1,062,500
Presley Cos. sr. notes 12 1/2s, 2001                               500,000      486,250                         500,000     486,250
Scotsman Group, Inc. sr. secd. notes 9 1/2s, 2000                  800,000      804,000                         800,000     804,000
Terex Corp. sr. notes Ser. B, 13 1/4s, 2002                      1,100,000    1,210,000                       1,100,000   1,210,000
Webb (Del E.) Corp. sr. sub. notes 9 3/4s, 2008                    110,000      110,000                         110,000     110,000
                                                                           -------------                               -------------
                                                                              4,726,900                                   4,726,900

Buses                                                                            (0.2%)                                      (0.1%)
------------------------------------------------------------------------------------------------------------------------------------
MCII Holdings sec. notes stepped-coupon zero %
(12s, 11/15/98), 2002 (STP)                                        855,000      733,163                         855,000     733,163

Business Services                                                                (0.3%)                                      (0.1%)
------------------------------------------------------------------------------------------------------------------------------------
Corporate Express, Inc. sr. sub. notes Ser. B, 9 1/8s, 2004        500,000      482,500                         500,000     482,500
Intertek Finance PLC 144A sr. sub. notes 10 1/4s, 2006
(United Kingdom)                                                   190,000      192,375                         190,000     192,375
Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                    185,000      199,800                         185,000     199,800
                                                                          -------------                                -------------
                                                                                874,675                                     874,675

Cable Television                                                                 (3.0%)                                      (1.1%)
------------------------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp. sr. notes 9 1/2s, 2004 (PIK)       1,891,737    1,607,976                       1,891,737   1,607,976
American Telecasting, Inc. sr. disc. notes stepped-coupon zero %
(14 1/2s, 8/15/00), 2005 (STP)                                     500,000      150,000                         500,000     150,000
Charter Communications International, Inc. disc.
notes stepped-coupon Ser. B, zero % (14s, 3/15/01), 2007 (STP)     600,000      363,000                         600,000     363,000
Comcast Corp. sr. sub. notes 9 3/8s, 2005                        1,000,000    1,000,000                       1,000,000   1,000,000
Diamond Cable Communication Co. sr. disc. notes stepped-coupon
zero % (11 3/4s, 12/15/00), 2005 (STP)                             700,000      448,000                         700,000     448,000
Diamond Cable Communication Co. 144A sr. disc. notes
stepped-coupon zero % (10 3/4s, 2/15/02), 2007 (STP)             1,000,000      540,000                       1,000,000     540,000
Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003 (PIK)       1,403,116    1,220,711                       1,403,116   1,220,711
Heartland Wireless Communications, Inc. 144A sr. notes 14s, 2004   480,000      216,000                         480,000     216,000
International Cabletel, Inc. sr. notes stepped-coupon Ser. B,
zero % (11 1/2s, 2/01/01), 2006 (STP)                            1,390,000      861,800                       1,390,000     861,800
Lenfest Communications, Inc. sr. notes 8 3/8s, 2005                500,000      455,000                         500,000     455,000
Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-coupon
zero % (13 1/2s, 8/1/99), 2004 (STP)                               750,000      596,250                         750,000     596,250
Telewest Communications PLC deb. stepped-coupon zero %
(11s, 10/1/00), 2007 (United Kingdom) (STP)                      1,740,000    1,131,000                       1,740,000   1,131,000
Tevecap S.A. 144A sr. notes 12 5/8s, 2004 (Brazil)                 250,000      257,500                         250,000     257,500
TV Filme, Inc. 144A sr. notes 12 7/8s, 2004 (Brazil)               115,000      117,366                         115,000     117,366
UIH Australia/Pacific, Inc. sr. disc. notes stepped-coupon
Ser. B, zero % (14s, 5/15/01), 2006 (Australia) (STP)            1,260,000      655,200                       1,260,000     655,200
Wireless One, Inc. sr. notes 13s, 2003                             310,000      201,500                         310,000     201,500
                                                                           -------------                               -------------
                                                                              9,821,303                                   9,821,303

Cellular Communications                                                          (2.1%)                                      (0.8%)
------------------------------------------------------------------------------------------------------------------------------------
Call-Net Enterprises sr. disc. notes stepped-coupon zero %
(13 1/4s, 12/1/99), 2004 (STP)                                     285,000      237,263                         285,000     237,263
Cencall Communications Corp. sr. disc. notes stepped-coupon
zero % (10 1/8s, 1/15/99), 2004 (STP)                            1,380,000      952,200                       1,380,000     952,200
Comunicacion Celular bonds stepped-coupon zero %
(13 1/8s, 11/15/00), 2003 (Colombia)                             1,500,000    1,035,000                       1,500,000   1,035,000
Dial Call Communications, Inc. sr. disc. notes
stepped-coupon zero % (12 1/4s, 4/15/99), 2004 (STP)               750,000      540,000                         750,000     540,000
Intercel, Inc. sr. disc. notes stepped-coupon zero %
(12s, 5/1/01), 2006 (STP)                                          750,000      442,500                         750,000     442,500
International Wireless Communications, Inc. sr. disc.
notes zero %, 2001                                                 245,000      137,200                         245,000     137,200
Millicom International Cellular S.A. sr. disc. notes
stepped-coupon zero % (13 1/2s, 6/1/01), 2006 (Luxembourg) (STP)   775,000      503,750                         775,000     503,750
NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
zero % (11 1/2s, 9/1/98), 2003 (STP)                             1,045,000      815,100                       1,045,000     815,100
Omnipoint Corp. sr. notes 11 5/8s, 2006                            190,000      165,300                         190,000     165,300
Omnipoint Corp. sr. notes Ser. A, 11 5/8s, 2006                    210,000      174,300                         210,000     174,300
Pricellular Wireless Corp. sr. disc. notes stepped-coupon
Ser. B, zero % (14s, 11/15/97), 2001 (STP)                       1,200,000    1,224,000                       1,200,000   1,224,000
Pricellular Wireless Corp. sr. notes 10 3/4s, 2004                 500,000      506,250                         500,000     506,250
                                                                           -------------                               -------------
                                                                              6,732,863                                   6,732,863

Chemicals                                                                        (0.5%)                                      (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
Acetex Corp. sr. notes 9 3/4s, 2003 (Canada)                     1,000,000      980,000                       1,000,000     980,000
Freedom Chemicals, Inc. sr. sub. notes 10 5/8s, 2006               105,000      109,200                         105,000     109,200
ISP Holdings, Inc. 144A sr. notes 9 3/4s, 2002                     500,000      520,000                         500,000     520,000
Sterling Chemicals Holdings sr. disc. notes
stepped-coupon zero % (13 1/2s, 8/15/01), 2008 (STP)               185,000      113,775                         185,000     113,775
                                                                           -------------                               -------------
                                                                              1,722,975                                   1,722,975

Computer Equipment                                                               (0.3%)                                      (0.1%)
------------------------------------------------------------------------------------------------------------------------------------
Computervision Corp. sr. sub. notes 11 3/8s, 1999                1,000,000    1,037,500                       1,000,000   1,037,500

Computer Services                                                                (0.2%)                                      (0.1%)
------------------------------------------------------------------------------------------------------------------------------------
Unisys Corp. sr. notes 11 3/4s, 2004                               545,000      569,525                         545,000     569,525

Conglomerates                                                                    (0.5%)                                      (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
Axia, Inc. sr. sub. notes Ser. B, 11s, 2001                        985,000    1,026,863                         985,000   1,026,863
MacAndrews & Forbes Holdings, Inc. sub. deb. notes 13s, 1999       600,000      601,500                         600,000     601,500
                                                                           -------------                               -------------
                                                                              1,628,363                                   1,628,363

Consumer Durable Goods                                                           (0.2%)                                      (0.1%)
------------------------------------------------------------------------------------------------------------------------------------
Icon Fitness Corp. 144A sr. disc. notes stepped-coupon zero %
(14s, 11/15/01), 2006 (STP)                                        345,000      186,300                         345,000     186,300
Remington Products Co. sr. sub. notes Ser. B, 11s, 2006            500,000      415,000                         500,000     415,000
                                                                           -------------                               -------------
                                                                                601,300                                     601,300



Consumer Products                                                                (0.1%)                                       (--%)
------------------------------------------------------------------------------------------------------------------------------------
Interact Systems, Inc. 144A sr. notes stepped-coupon zero %
(14s, 8/1/99), 2003 (STP)                                          520,000      280,800                         520,000     280,800

Consumer Services                                                                (0.7%)                                      (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
Affinity Group Holdings 144A sr. notes 11s, 2007                   375,000      373,125                         375,000     373,125
Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                   1,582,000    1,748,110                       1,582,000   1,748,110
                                                                           -------------                               -------------
                                                                              2,121,235                                   2,121,235

Containers                                                                       (0.6%)                                      (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
Innova S De R.L. 144A sr. notes 12 7/8s, 2007 (Mexico)             270,000      268,313                         270,000     268,313
Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                1,500,000    1,631,250                       1,500,000   1,631,250
                                                                           -------------                               -------------
                                                                              1,899,563                                   1,899,563

Cosmetics                                                                        (0.3%)                                      (0.1%)
------------------------------------------------------------------------------------------------------------------------------------
Revlon Worldwide Corp. 144A sr. disc. notes zero %, 2001         1,415,000      877,300                       1,415,000     877,300

Electric Utilities                                                               (1.3%)                                      (0.5%)
------------------------------------------------------------------------------------------------------------------------------------
AES China Generating Co. sr. notes 10 1/8s, 2006 (China)           335,000      353,425                         335,000     353,425
El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                1,000,000    1,042,450                       1,000,000   1,042,450
Hidro Pierda Aguila 144A bonds 10 5/8s, 2001 (Argentina)            85,000       88,719                          85,000      88,719
Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                 1,950,000    2,214,908                       1,950,000   2,214,908
Northeast Utilities System notes Ser. A, 8.58s, 2006               556,807      525,604                         556,807     525,604
Northeast Utilities System notes Ser. B, 8.38s, 2005               153,333      146,665                         153,333     146,665
                                                                           -------------                               -------------
                                                                              4,371,771                                   4,371,771

Electronics                                                                      (0.4%)                                      (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
Celestica International Ltd. 144A sr. sub. notes 10 1/2s, 2006
(India)                                                            140,000      147,000                         140,000     147,000
Cirent Semiconductor sr. sub. notes 10.22s, 2002                   169,861      169,650                         169,861     169,650
Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004              170,559      170,346                         170,559     170,346
International Semi-Tech. Corp. sr. secd. disc. notes
stepped-coupon zero % (11 1/2s, 8/15/00), 2003 (Canada) (STP)    1,350,000      688,500                       1,350,000     688,500
Motors and Gears Inc. 144A sr. notes Ser. A, 10 3/4s, 2006         240,000      243,600                         240,000     243,600
                                                                           -------------                               -------------
                                                                              1,419,096                                   1,419,096

Entertainment                                                                    (0.4%)                                      (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
Premier Parks, Inc. sr. notes Ser. A, 12s, 2003                  1,000,000    1,100,000                       1,000,000   1,100,000
Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005             275,000      310,750                         275,000     310,750
                                                                           -------------                               -------------
                                                                              1,410,750                                   1,410,750

Environmental Control                                                            (0.1%)                                   (--%)
------------------------------------------------------------------------------------------------------------------------------------
Allied Waste Industries, Inc. 144A sr. sub. notes 10 1/4s, 2006    250,000      255,000                         250,000     255,000

Finance                                                                           (--%)                                       (--%)
------------------------------------------------------------------------------------------------------------------------------------
Owen Financial Corp. notes 11 7/8s, 2003                           120,000      129,600                         120,000     129,600

Financial Services                                                               (0.4%)                                      (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
Aames Financial Corp. sr. notes 9 1/8s, 2003                       260,000      254,800                         260,000     254,800
Dollar Financial Group Inc. 144A sr. notes 10 7/8s, 2006           115,000      116,725                         115,000     116,725
First Federal Financial Corp. notes 11 3/4s, 2004                  500,000      510,000                         500,000     510,000
Imperial Credit Industries, Inc. 144A sr. notes 9 7/8s, 2007       125,000      122,500                         125,000     122,500
Ocwen Federal Bank FSB sub. deb. 12s, 2005                         200,000      221,000                         200,000     221,000
Outsourcing Solutions Inc. 144A sr. sub. notes 11s, 2006           125,000      130,625                         125,000     130,625
                                                                           -------------                               -------------
                                                                              1,355,650                                   1,355,650

Food                                                                             (0.7%)                                      (0.3%)
------------------------------------------------------------------------------------------------------------------------------------
Del Monte Corp. notes 12 1/4s, 2002 (PIK)                          654,000      712,860                         654,000     712,860
Mafco, Inc. sr. sub. notes 11 7/8s, 2002                         1,000,000    1,057,500                       1,000,000   1,057,500
MBW Foods, Inc. 144A sr. sub. notes 9 7/8s, 2007                    65,000       63,213                          65,000      63,213
Specialty Foods Corp. sr. sub. notes 11 1/4s, 2003 (STP)           100,000       88,500                         100,000      88,500
Specialty Foods Corp. sr. notes Ser. B, 10 1/4s, 2001              250,000      244,375                         250,000     244,375
                                                                           -------------                               -------------
                                                                              2,166,448                                   2,166,448

Food Chains                                                                      (0.9%)                                      (0.3%)
------------------------------------------------------------------------------------------------------------------------------------
Southland Corp. deb. 4s, 2004                                    1,250,000      896,500                       1,250,000     896,500
Stater Brothers sr. notes 11s, 2001                              1,750,000    1,907,500                       1,750,000   1,907,500
                                                                           -------------                               -------------
                                                                              2,804,000                                   2,804,000

Gaming Equipment                                                                 (0.2%)                                      (0.1%)
------------------------------------------------------------------------------------------------------------------------------------
Alliance Gaming Corp. sr. notes 12 7/8s, 2003                      180,000      196,200                         180,000     196,200
Argosy Gaming Co. 1st mtge. 13 1/4s, 2004                          650,000      568,750                         650,000     568,750
                                                                           -------------                               -------------
                                                                                764,950                                     764,950

Health Care                                                                      (0.4%)                                      (0.1%)
------------------------------------------------------------------------------------------------------------------------------------
IMED Corp. sr. sub. notes 9 3/4s, 2006                             340,000      350,200                         340,000     350,200
Tenet Healthcare Corp. sr. notes 8s, 2005                          465,000      452,213                         465,000     452,213
Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                 465,000      453,375                         465,000     453,375
                                                                           -------------                               -------------


                                                                              1,255,788                                   1,255,788

Health Care Services                                                              (--%)                                       (--%)
------------------------------------------------------------------------------------------------------------------------------------
Genesis Health Ventures, Inc. sr. sub. notes 9 1/4s, 2006          105,000      104,475                         105,000     104,475

Hospital Management                                                              (0.8%)                                      (0.3%)
------------------------------------------------------------------------------------------------------------------------------------
Columbia/HCA Healthcare Corp. med. term notes 8.05s, 2006        2,000,000    2,066,820                       2,000,000   2,066,820
Paracelsus Healthcare Corp. sr. sub. notes 10s, 2006               700,000      658,000                         700,000     658,000
                                                                           -------------                               -------------
                                                                              2,724,820                                   2,724,820

Insurance                                                                        (0.2%)                                      (0.1%)
------------------------------------------------------------------------------------------------------------------------------------
Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003           500,000      515,000                         500,000     515,000

Lodging                                                                          (0.4%)                                      (0.1%)
------------------------------------------------------------------------------------------------------------------------------------
HMH Properties, Inc. sr. notes Ser. B, 9 1/2s, 2005                750,000      761,250                         750,000     761,250
Host Marriott Corp. sr. notes Ser. B, 9 1/2s, 2005                 500,000      507,500                         500,000     507,500
                                                                           -------------                               -------------
                                                                              1,268,750                                   1,268,750

Media                                                                             (--%)                                       (--%)
------------------------------------------------------------------------------------------------------------------------------------
RBS Participacoes S.A. 144A company guaranty 11s, 2007 (Brazil)    130,000      129,194                         130,000     129,194

Medical Supplies and Devices                                                     (0.4%)                                      (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
Graphic Controls Corp. sr. sub. notes Ser. A, 12s, 2005          1,000,000    1,087,500                       1,000,000   1,087,500
Wright Medical Technology, Inc. sr. secd. notes Ser. B,
10 3/4s, 2000                                                      350,000      353,500                         350,000     353,500
                                                                           -------------                               -------------
                                                                              1,441,000                                   1,441,000

Metals and Mining                                                                (0.3%)                                      (0.1%)
------------------------------------------------------------------------------------------------------------------------------------
Acindar Industria Argentina de Aceros S.A. bonds 11 1/4s, 2004
(Argentina)                                                         90,000       90,450                          90,000      90,450
Continental Global Group 144A sr. notes Ser. A, 11s, 2007          210,000      208,950                         210,000     208,950
NL Industries, Inc. sr. notes 11 3/4s, 2003                        200,000      210,000                         200,000     210,000
Renco Metals, Inc. sr. notes 11 1/2s, 2003                         190,000      197,600                         190,000     197,600
Royal Oak Mines, Inc. company guaranty Ser. B, 11s, 2006
(Canada)                                                           175,000      176,750                         175,000     176,750
Weirton Steel Co. sr. notes 11 3/8s, 2004                          250,000      250,000                         250,000     250,000
                                                                           -------------                               -------------
                                                                              1,133,750                                   1,133,750

Motion Picture Distribution                                                      (0.7%)                                      (0.3%)
------------------------------------------------------------------------------------------------------------------------------------
Act III Theatres, Inc. sr. sub. notes 11 7/8s, 2003              1,100,000    1,193,500                       1,100,000   1,193,500
Cinemark Mexico USA notes Ser. B, 13s, 2003 (Mexico) (PIK)         527,700      509,231                         527,700     509,231
Cinemark Mexico USA notes Ser. D, 13s, 2003 (Mexico) (PIK)          35,500       34,258                          35,500      34,258
Cinemark USA, Inc. notes 9 5/8s, 2008                              400,000      400,000                         400,000     400,000
                                                                           -------------                               -------------
                                                                              2,136,989                                   2,136,989

Networking                                                                       (0.3%)                                      (0.1%)
------------------------------------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
Ser. B, zero % (13s, 6/15/00), 2005 (STP)                        1,735,000    1,101,725                       1,735,000   1,101,725

Oil and Gas                                                                      (1.6%)                                      (0.6%)
------------------------------------------------------------------------------------------------------------------------------------
Abraxas Petroleum Corp. 144A sr. notes Ser. B, 11 1/2s, 2004       185,000      192,863                         185,000     192,863
CIA Naviera Perez Companc S.A. 144A bonds 9s, 2004 (Argentina)     115,000      113,850                         115,000     113,850
Cliffs Drilling Co. company guaranty Ser. B, 10 1/4s, 2003         140,000      144,200                         140,000     144,200
Costilla Energy, Inc. sr. notes 10 1/4s, 2006                       65,000       68,250                          65,000      68,250
Flores & Rucks, Inc. sr. sub. notes 9 3/4s, 2006                   115,000      117,300                         115,000     117,300
Kelley Oil & Gas Corp. sr. sub. notes Ser. B, 10 3/8s, 2006        160,000      164,800                         160,000     164,800
Maxus Energy Corp. global notes 9 7/8s, 2002                       750,000      776,250                         750,000     776,250
Maxus Energy Corp. notes 9 1/2s, 2003                              250,000      258,750                         250,000     258,750
Parker Drilling Corp. sr. notes Ser. B, 9 3/4s, 2006               195,000      205,725                         195,000     205,725
Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006             100,000      105,500                         100,000     105,500
Transamerican Refining Corp. 144A 15s, 1998                        205,000      205,000                         205,000     205,000
Transamerican Refining Corp. 1st mtge. stepped-coupon Ser. 1,
zero % (18.5s, 2/15/98), 2002 (STP)                              1,000,000      915,000                       1,000,000     915,000
TransTexas Gas Corp. sr. disc. notes stepped-coupon zero %
(13 1/4s, 12/16/01), 2003 (STP)                                    846,000      532,980                         846,000     532,980
Transtexas Gas Corp. sr. secd. notes 11 1/2s, 2002               1,200,000    1,314,000                       1,200,000   1,314,000
                                                                           -------------                               -------------
                                                                              5,114,468                                   5,114,468

Packaging and Containers                                                         (0.1%)                                       (--%)
------------------------------------------------------------------------------------------------------------------------------------
Printpack, Inc. sr. notes Ser. B, 9 7/8s, 2004                     145,000      147,175                         145,000     147,175
US Can Corp. company guaranty Ser. B, 10 1/8s, 2006                115,000      119,600                         115,000     119,600
                                                                           -------------                               -------------
                                                                                266,775                                     266,775

Paging                                                                           (0.4%)                                      (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002          1,000,000      940,000                       1,000,000     940,000
Pronet, Inc. sr. sub. notes 11 7/8s, 2005                          500,000      465,000                         500,000     465,000
                                                                           -------------                               -------------
                                                                              1,405,000                                   1,405,000

Paper and Forest Products                                                        (1.5%)                                      (0.6%)
------------------------------------------------------------------------------------------------------------------------------------
APP International Finance Co. notes 11 3/4s, 2005
(Netherlands)                                                      500,000      532,500                         500,000     532,500
Domtar, Inc. notes 8 3/4s, 2006 (Canada)                           400,000      404,000                         400,000     404,000
Florida Coast Paper LLC 1st mtge. Ser. B, 12 3/4s, 2003            670,000      686,750                         670,000     686,750
Gaylord Container Corp. sr. sub. disc. deb. 12 3/4s,  2005         250,000      272,500                         250,000     272,500


Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)             1,500,000    1,500,000                       1,500,000   1,500,000
Riverwood International Corp. company guaranty 10 7/8s, 2008     1,800,000    1,476,000                       1,800,000   1,476,000
                                                                           -------------                               -------------
                                                                              4,871,750                                   4,871,750

Pharmaceuticals                                                                  (0.2%)                                      (0.1%)
------------------------------------------------------------------------------------------------------------------------------------
Twin Laboratories, Inc. company guaranty 10 1/4s, 2006             600,000      616,500                         600,000     616,500

Publishing                                                                       (0.1%)                                       (--%)
------------------------------------------------------------------------------------------------------------------------------------
Hollinger International Publishing, Inc. company guaranty
9 1/4s, 2007                                                       135,000      129,600                         135,000     129,600
Hollinger International Publishing, Inc. company guaranty
8 5/8s, 2005                                                       135,000      130,613                         135,000     130,613
Sun Media Corp. 144A sr. sub. notes 9 1/2s, 2007 (Canada)           90,000       85,500                          90,000      85,500
                                                                           -------------                               -------------
                                                                                345,713                                     345,713

Real Estate                                                                      (0.1%)                                       (--%)
------------------------------------------------------------------------------------------------------------------------------------
Prime Hospitality Corp. 144A sr. sub. notes 9 3/4s, 2007           315,000      311,850                         315,000     311,850

Recreation                                                                       (2.6%)                                      (1.0%)
------------------------------------------------------------------------------------------------------------------------------------
Arizona Charlies Corp. 1st mtge. Ser. B, 12s, 2000 (NON)           715,000      407,550                         715,000     407,550
Capitol Queen Corp. 1st mtge. notes Ser. B, 12s, 2000
(In default) (NON)                                                 260,000       65,000                         260,000      65,000
Casino America, Inc. sr. notes 12 1/2s, 2003                       485,000      465,600                         485,000     465,600
Casino Magic Corp. 144A 1st mtge. 13s, 2003                        215,000      208,013                         215,000     208,013
Coast Hotels & Casinos, Inc. company guaranty Ser. B, 13s,
2002                                                               400,000      450,000                         400,000     450,000
Colorado Gaming & Entertainment Co. sr. notes 12s, 2003 (PIK)      370,300      366,597                         370,300     366,597
Elsinore Corp. 144A exch. 1st mortgage 11 1/2s, 2000               513,970      493,411                         513,970     493,411
Grand Casinos, Inc. 1st mtge. 10 1/8s, 2003                        250,000      245,625                         250,000     245,625
Grate Bay Property Funding Corp. 1st mtge. 10 7/8s, 2004         1,000,000      820,000                       1,000,000     820,000
Harveys Casino Resorts sr. sub. notes 10 5/8s, 2006                150,000      162,000                         150,000     162,000
Hollywood Casino Corp. sr. notes 12 3/4s, 2003                     900,000      895,500                         900,000     895,500
Lady Luck Gaming Corp. 1st mtge. 11 7/8s, 2001                   1,200,000    1,152,000                       1,200,000   1,152,000
Louisiana Casino Cruises Corp. 1st mtge. 11 1/2s, 1998             444,000      448,440                         444,000     448,440
Mohegan Tribal Gaming Auth. sr notes Ser. B, 13 1/2s, 2002         750,000      986,250                         750,000     986,250
PRT Funding Corp. sr. notes 11 5/8s, 2004                          300,000      210,000                         300,000     210,000
Trump A.C. 1st mtge. 11 1/4s, 2006                                 425,000      386,750                         425,000     386,750
Trump Castle Funding Corp. notes 11 1/2s, 2000                     594,000      594,000                         594,000     594,000
                                                                           -------------                               -------------
                                                                              8,356,736                                   8,356,736

Restaurants                                                                      (0.2%)                                      (0.1%)
------------------------------------------------------------------------------------------------------------------------------------
AmeriKing. Inc. sr. notes 10 3/4s, 2006                             90,000       90,900                          90,000      90,900
FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                500,000      520,000                         500,000     520,000
                                                                           -------------                               -------------
                                                                                610,900                                     610,900

Retail                                                                           (1.0%)                                      (0.4%)
------------------------------------------------------------------------------------------------------------------------------------
Guitar Center Management Co. 144A sr. notes 11s, 2006              650,000      695,500                         650,000     695,500
K mart Corp. med. term notes 7.55s, 2004                         1,250,000    1,133,638                       1,250,000   1,133,638
Loehmanns, Inc. sr. notes 11 7/8s, 2003                            330,000      353,100                         330,000     353,100
Mothers Work, Inc. sr. notes 12 5/8s, 2005                         600,000      624,000                         600,000     624,000
Specialty Retailers, Inc. sr. sub. notes 11s, 2003                 250,000      265,625                         250,000     265,625
Supermercados Norte 144A bonds 10 7/8s, 2004 (Argentina)           135,000      131,288                         135,000     131,288
                                                                           -------------                               -------------
                                                                              3,203,151                                   3,203,151

Semiconductors                                                                   (0.1%)                                       (--%)
------------------------------------------------------------------------------------------------------------------------------------
Fairchild Semiconductor Corp. 144A sr. sub. notes 10 1/8s, 2007    215,000      213,925                         215,000     213,925

Shipping                                                                         (0.2%)                                      (0.1%)
------------------------------------------------------------------------------------------------------------------------------------
Newport News Shipbuilding sr. notes 8 5/8s, 2006                   125,000      125,938                         125,000     125,938
Transport Maritima Mexicana S.A. de CV sr. notes 10s, 2006
(Mexico)                                                           500,000      490,000                         500,000     490,000
                                                                           -------------                               -------------
                                                                                615,938                                     615,938

Specialty Consumer Products                                                      (0.2%)                                      (0.1%)
------------------------------------------------------------------------------------------------------------------------------------
Genesco, Inc. sr. notes 10 3/8s, 2003                              160,000      164,800                         160,000     164,800
Sassco Fashions Ltd. 144A notes 12 3/4s, 1999                      395,000      398,950                         395,000     398,950
                                                                           -------------                               -------------
                                                                                563,750                                     563,750

Steel                                                                            (0.5%)                                      (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
AK Steel Corp. sr. notes 9 1/8s, 2006                              220,000      216,700                         220,000     216,700
Ispat Mexicana, S.A. 144A notes 10 3/8s, 2001 (Mexico)           1,250,000    1,253,125                       1,250,000   1,253,125
                                                                           -------------                               -------------
                                                                              1,469,825                                   1,469,825

Supermarkets                                                                     (0.2%)                                      (0.1%)
------------------------------------------------------------------------------------------------------------------------------------
Quality Food Centers, Inc. 144A sr. sub. notes 8.7s, 2007          145,000      139,925                         145,000     139,925
Ralphs Grocery Co. sr. notes 10.45s, 2004                          500,000      517,500                         500,000     517,500
                                                                           -------------                               -------------
                                                                                657,425                                     657,425

Telecommunications                                                               (2.5%)                                      (1.0%)
------------------------------------------------------------------------------------------------------------------------------------
American Communication Services, Inc. sr. disc. notes
stepped-coupon zero % (12 3/4s, 4/1/01), 2006 (STP)              1,180,000      649,000                       1,180,000     649,000
Brooks Fiber Properties, Inc. sr. disc. notes stepped-coupon
zero % (11 7/8s, 11/1/01), 2006 (STP)                              290,000      172,550                         290,000     172,550
Brooks Fiber Properties, Inc. sr. disc. notes stepped-coupon
zero % (10 7/8s, 3/1/01), 2006 (STP)                               425,000      263,500                         425,000     263,500


Dobson Communications Corp. 144A sr. notes 11 3/4s, 2007           285,000      285,713                         285,000     285,713
Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                    250,000      279,375                         250,000     279,375
Frontiervision Operating Partners L.P. sr. sub. notes 11s, 2006    140,000      138,600                         140,000     138,600
GST Telecommunications,Inc. company guaranty stepped-coupon
zero % (13 7/8s, 15/15/00), 2005 (STP)                           1,002,000      631,260                       1,002,000     631,260
Hyperion Telecommunication Corp. sr. disc. notes stepped-coupon
Ser. B, zero % (13s, 4/15/01), 2003 (STP)                          770,000      419,650                         770,000     419,650
ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
(13 1/2s, 9/15/00), 2005 (STP)                                   1,260,000      844,200                       1,260,000     844,200
Intermedia Communication, Inc. sr. notes Ser. B, 13 1/2s, 2005     700,000      789,250                         700,000     789,250
International Cabletel, Inc. 144A sr. notes 10s, 2007              675,000      641,250                         675,000     641,250
Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                       750,000      600,000                         750,000     600,000
Nextlink Communications, Inc. sr. notes 12 1/2s, 2006              605,000      614,075                         605,000     614,075
Orbcomm Global Capital Corp. sr. notes Ser. B, 14s, 2004           525,000      519,750                         525,000     519,750
Teleport Communications Group Inc. sr. disc. notes
stepped-coupon zero % (11 1/8s, 7/1/01), 2007 (STP)                500,000      335,000                         500,000     335,000
Winstar Communications, Inc. 144A sr. disc. notes
stepped-coupon zero % (14s, 10/15/00), 2005 (STP)                1,300,000      767,000                       1,300,000     767,000
Winstar Equipment Corp. 144A company guaranty 12 1/2s, 2004        210,000      205,275                         210,000     205,275
                                                                           -------------                               -------------
                                                                              8,155,448                                   8,155,448

Telephone Services                                                               (0.2%)                                      (0.1%)
------------------------------------------------------------------------------------------------------------------------------------
Globo Communicacoes 144A company guaranty 10 1/2s, 2006            400,000      404,000                         400,000     404,000
McLeod, Inc. 144A sr. disc. notes stepped-coupon zero %
(10 1/2s, 3/1/02), 2007 (STP)                                      455,000      250,250                         455,000     250,250
                                                                           -------------                               -------------
                                                                                654,250                                     654,250

Textiles                                                                         (0.7%)                                      (0.3%)
------------------------------------------------------------------------------------------------------------------------------------
Foamex (L.P.) Capital Corp. sr. sub. deb. 11 7/8s, 2004            750,000      791,250                         750,000     791,250
Glenoit Corp. 144A sr. sub. notes 11s, 2007                        105,000      104,344                         105,000     104,344
Polysindo Inernational Eka company guaranty 13s, 2001
(Indonesia)                                                      1,000,000    1,120,000                       1,000,000   1,120,000
Polysindo International Finance company guaranty 11 3/8s, 2006
(Indonesia)                                                        395,000      423,638                         395,000     423,638
                                                                           -------------                               -------------
                                                                              2,439,232                                   2,439,232
                                                                           -------------                               -------------
Total Corporate Bonds and Notes (cost $108,904,497, $-- and
$108,904,497)                                                              $116,383,558                                $116,383,558
------------------------------------------------------------------------------------------------------------------------------------

Foreign Government Bonds and Notes                       PRINCIPAL      (25.8%)    PRINCIPAL      (32.7%)    PRINCIPAL       (30.1%)
                                                            AMOUNT        VALUE       AMOUNT        VALUE       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
ARS Argentina (Republic of) deb. Ser. A, 6 1/4s, 2019                              4,035,200  $ 3,606,460    4,035,200     3,606,460
AUD Australia (Government of) notes 8 3/4s, 2001         4,530,000  $ 3,721,524    3,780,000    3,105,377    8,310,000     6,826,901
BRC Brazil (Republic of) deb. Ser. RG, 6 7/8s, 2006                                4,210,000    3,746,900    4,210,000     3,746,900
CAD Canada (Government of) bonds 7s, 2006                1,850,000    1,361,807    4,550,000    3,349,310    6,400,000     4,711,117
DKK Denmark (Government of) bonds 8s, 2006              11,140,000    1,904,824   25,845,000    4,419,226   36,985,000     6,324,050
DKK Denmark (Government of) notes 8s, 2001              11,460,000    1,986,547                             11,460,000     1,986,547
FRF France Treasury notes 7s, 2000                      48,106,000    9,256,399  118,547,000   22,810,426  166,653,000    32,066,825
FRF France Treasury notes 5 1/2s, 2001                  39,030,000    7,136,598  120,540,000   22,040,624  159,570,000    29,177,222
FRF France Treasury bill 4 1/2s, 1998                   29,110,000    5,224,740   30,120,000    5,406,017   59,230,000    10,630,757
DEM Germany (Unity Fund) bonds 8s, 2002                                           18,995,000   12,795,558   18,995,000    12,795,558
DEM Germany (Federal Republic of) notes 8s, 2002         7,915,000    5,331,763                              7,915,000     5,331,763
DEM Germany (Federal Republic of) bonds Ser. 95,
7 3/8s, 2005                                             5,375,000    3,542,176                              5,375,000     3,542,176
DEM Germany (Federal Republic of) bonds Ser. 95,
6 7/8s, 2005                                             2,260,000    1,446,211                              2,260,000     1,446,211
DEM Germany (Federal Republic of) bonds Ser. 96,
6 1/4s, 2006                                             3,935,000    2,413,592   29,525,000   18,109,606   33,460,000    20,523,198
DEM Germany (Federal Republic of) bonds Ser. 118,
5 1/4s, 2001                                             9,575,000    5,855,832                              9,575,000     5,855,832
DEM Germany (Federal Republic of) bonds Ser. 121,
4 3/4s, 2001                                            18,045,000   10,777,463   33,170,000   19,810,961   51,215,000    30,588,424
USD Russian Ministry of Finance notes 9 1/4s, 2001       2,655,000    2,575,350    3,770,000    3,656,900    6,425,000     6,232,250
ZAR South Africa (Republic of) bonds 12s, 2005           9,185,000    1,783,374   13,315,000    2,585,261   22,500,000     4,368,635
GBP United Kingdom Treasury bonds 7 1/2s, 2006           6,665,000   10,821,294    8,065,000   13,094,334   14,730,000    23,915,628
GBP United Kingdom Treasury bonds 7s, 2002               3,080,000    4,973,866    7,610,000   12,289,325   10,690,000    17,263,191
GBP United Kingdom Treasury bonds 6 3/4s, 2004                                     7,830,000   12,263,346    7,830,000    12,263,346
GBP United Kingdom Treasury bonds 6s, 1999               2,480,000    3,982,033    6,125,000    9,834,658    8,605,000    13,816,691
                                                                    -----------              ------------               ------------
Total Foreign Government Bonds and Notes
(cost $92,374,237, $179,870,349 and $272,244,586)                   $84,095,393              $172,924,289               $257,019,682
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL      (23.4%)    PRINCIPAL      (57.2%)    PRINCIPAL       (44.3%)
                                                            AMOUNT        VALUE       AMOUNT        VALUE       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------

Agency Obligations                                                       (3.0%)                    (3.2%)                     (3.1%)
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Association 8 1/2s, TBA,
April 16, 2027                                          $4,050,000  $ 4,149,954                            $ 4,050,000  $  4,149,954
Federal National Mortgage Association 7s, TBA,
April 16, 2027                                           5,970,000    5,706,902  $17,560,000   16,786,131   23,530,000    22,493,033
                                                                    -----------              ------------               ------------
                                                                      9,856,856                16,786,131                 26,642,987

U.S. Government Agency Mortgage Pass-Through Certificates               (16.6%)                   (40.7%)                    (31.5%)
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association
8 1/2s, Dwarf, with various due dates from
March 1, 2006 to March 1, 2006                               5,959        6,168                                  5,959         6,168
8s, with various due dates from July 1, 2026 to
October 1, 2026                                          5,493,898    5,514,503                              5,493,898     5,514,503
7 1/2s, with various due dates from May 1, 2025 to
February 1, 2027                                        10,611,800   10,412,841   46,098,089   45,233,645   56,709,889    55,646,486
7s, with various due dates from April 1, 2023 to
May 1, 2026                                              4,315,917    4,125,718   18,207,295   17,404,900   22,523,212    21,530,618
6 1/2s, September 1, 2002                                                            262,275      256,560      262,275       256,560
Government National Mortgage Association
8s, with various due dates from July 15, 2023 to
February 15, 2027                                        6,632,115    6,659,050   51,684,627   51,895,150   58,316,742    58,554,200
7 1/2s, with various due dates from February 15, 2023
to February 15, 2027                                    16,192,136   15,870,178   61,055,069   59,814,968   77,247,205    75,685,146
7s, with various due dates from July 15, 2025 to
June 15, 2026                                           12,072,570   11,514,219   42,259,279   40,304,889   54,331,849    51,819,108
                                                                    -----------              ------------               ------------
                                                                     54,102,677               214,910,112                269,012,789


U.S. Treasury Obligations                                                (3.8%)                   (13.3%)                     (9.7%)
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds

12 3/8s, May 15, 2004                                                             15,000,000   19,549,200   15,000,000    19,549,200
11 5/8s, November 15, 2004                                                        20,000,000   25,496,800   20,000,000    25,496,800
10 3/4s, August 15, 2005                                 3,000,000    3,713,910                              3,000,000     3,713,910
U.S. Treasury Notes
9 1/8s, May 15, 1999                                                              15,020,000   15,789,775   15,020,000    15,789,775
6 1/2s, October 15, 2006                                 5,359,000    5,192,389    9,819,000    9,513,727   15,178,000    14,706,116
5 5/8s, November 30, 1998                                3,475,000    3,434,829                              3,475,000     3,434,829
                                                                    -----------              ------------               ------------
                                                                     12,341,128                70,349,502                 82,690,630
                                                                    -----------              ------------               ------------
Total U.S. Government and Agency Obligation
(cost $78,109,995, $310,337,599 and $388,447,594)                   $76,300,661              $302,045,745               $378,346,406
------------------------------------------------------------------------------------------------------------------------------------
Units                                                    PRINCIPAL       (1.8%)    PRINCIPAL        (--%)    PRINCIPAL        (0.7%)
                                                            AMOUNT        VALUE       AMOUNT        VALUE       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Advanced Radio Telecommunications units 14s, 2007              210  $   228,900                                    210  $    228,900
Australis Media, Ltd. units stepped-coupon zero %
(15 3/4s, 5/15/00), 2003 (Australia) (STP)                     600      348,000                                    600       348,000
Celcaribe S.A. 144A units stepped-coupon zero %
(13 1/2s, 3/15/98), 2004 (STP)                                  95      244,500                                     95     1,244,500
Colt Telecommunications Group PLC units stepped-coupon
zero % (12s, 12/15/01), 2006 (United Kingdom) (STP)          1,010      638,825                                  1,010       638,825
Diva Systems Corp. 144A units stepped-coupon zero %
(13s, 5/15/01), 2006 (STP)                                     475      279,656                                    475       279,656
Esat Holdings Ltd. 144A units stepped-coupon zero %
(12 1/2s, 2/1/02), 2007 (STP)                                  255      142,800                                    255       142,800
Fitzgerald Gaming Co. units 13s, 2002                        1,035      714,150                                  1,035       714,150
Globalstar L.P. Capital 144A units 11 3/8s, 2004               225      219,375                                    225       219,375
Ionica PLC units stepped-coupon zero % (15s, 5/1/02),
2007 (United Kingdom) (STP)                                    170       75,650                                    170        75,650
Mccaw Intl. Ltd. 144A units zero % (13s, 4/15/02),
2007 (STP)                                                     930      465,000                                    930       465,000
Nextlink Communications 144A pfd. units 14s, 2009 (PIK)      7,220      317,680                                  7,220       317,680
Real Time Data 144A units stepped-coupon zero %
(13 1/2s, 8/15/01), 2006 (STP)                                 380      201,400                                    380       201,400
RSL Communications, Ltd. 144A units 12 1/4s, 2006              615      630,375                                    615       630,375
Spanish Broadcasting System 144A 14 1/4s, 2005                 265      259,700                                    265       259,700
Wireless One Inc. units stepped-coupon zero %
(13 1/2s, 8/1/01), 2006 (STP)                                  200       60,000                                    200        60,000
                                                                    -----------                                         ------------
Total Units ($5,585,519, $-- and $5,585,519)                         $5,826,011                                         $  5,826,011
------------------------------------------------------------------------------------------------------------------------------------
Brady Bonds                                              PRINCIPAL       (1.6%)    PRINCIPAL        (--%)    PRINCIPAL        (0.6%)
                                                            AMOUNT        VALUE       AMOUNT        VALUE       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) deb. 6 3/4s, 2005               $2,832,$00    2,531,458                              2,832,400  $  2,531,458
Brazil (Republic of) deb. Ser. EI, 6 7/8s, 2006          2,855,000    2,540,950                              2,855,000     2,540,950
                                                                    -----------                                         ------------
Total Brady Bonds ($5,066,243, $-- and $5,066,243)                   $5,072,408                                         $  5,072,408
------------------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities                                  PRINCIPAL       (1.1%)    PRINCIPAL        (--%)    PRINCIPAL        (0.4%)
                                                            AMOUNT        VALUE       AMOUNT        VALUE       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Chemical Master Credit Card Trust Ser. 95-2,
Class A, 6.23s, 2003                                    $1,096,000   $1,075,450                              1,096,000  $  1,075,450
Contimortgage Home Equity Loan Trust Ser. 97-1,
Class M2, 7.67s, 2025                                      350,000      346,500                                350,000       346,500
Sears Credit Account Master Trust Ser. 95-5,
Class A, 6.05s, 2004                                     2,255,000    2,147,888                              2,255,000     2,147,888
                                                                    -----------                                         ------------
Total Asset-Backed Securities ($3,726,304, $-- $3,726,304)           $3,569,838                                         $  3,569,838
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks                                            NUMBER OF       (1.0%)    NUMBER OF        (--%)    NUMBER OF        (0.4%)
                                                            SHARES        VALUE       SHARES        VALUE       SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
AmeriKing, Inc. (NON)                                          150   $    7,500                                    150  $      7,500
Applause Enterprises, Inc. (NON)(RES)                       12,730       38,190                                 12,730        38,190
Axia Inc. 144A (NON)                                         2,955      147,750                                  2,955       147,750
Chesapeake Energy Corp. (NON)                               12,124      253,089                                 12,124       253,089
Elsinore Corp. (NON)                                        16,807        1,849                                 16,807         1,849
Exide Corp.                                                  5,000       81,875                                  5,000        81,875
Grand Union Co. (NON)                                       53,023      188,894                                 53,023       188,894
Lady Luck Gaming Corp. (NON)                                35,327       61,822                                 35,327        61,822
NEXTEL Communications, Inc. Class A (NON)                   20,000      267,500                                 20,000       267,500
PMI Holdings Corp. 144A (NON)                                  464      116,000                                    464       116,000
Premium Holdings L.P. (NON)                                    327        1,635                                    327         1,635
PSF Holdings LLC Class A (NON)                              71,533    1,895,625                                 71,533     1,895,625
Specialty Foods Acquisition Corp. (NON)                     10,050        2,513                                 10,050         2,513
Terex Corp. Rights expiration date 5/15/02                   4,400       22,000                                  4,400        22,000
                                                                    -----------                                         ------------
Total Common Stocks (cost $8,273,343, $--
and $8,273,343)                                                      $3,086,242                                         $  3,086,242
------------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations                      PRINCIPAL       (1.1%)    PRINCIPAL        (--%)    PRINCIPAL        (0.4%)
                                                            AMOUNT        VALUE       AMOUNT        VALUE       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Citicorp Mtge. Securities, Inc. Ser. 92-10,
Class M, 8s, 2022                                        1,000,000   $1,002,220                              1,000,000  $  1,002,220
Resolution Trust Corp. Ser. 94-1, Class A2A,
7 3/4s, 2029                                               441,093      442,196                                441,093       442,196
Resolution Trust Corp. Ser. 94-1, Class M1,
7.2021s, 2029                                            1,305,659    1,277,914                              1,305,659     1,277,914
Rural Housing Trust Ser. 87-1, Class D,
6.33s, 2026                                                793,451      770,402                                793,451       770,402
                                                                    -----------                                         ------------
Total Collateralized Mortgage Obligations
(cost $3,304,794, $-- and $3,304,794)                                $3,492,732                                         $  3,492,732
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks                                         NUMBER OF       (0.8%)    NUMBER OF        (--%)    NUMBER OF        (0.3%)
                                                            SHARES        VALUE       SHARES        VALUE       SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
American Radio Systems Corp. 144A $11.375 pfd.                 800   $   78,400                                    800  $     78,400
AmeriKing, Inc. $3.25 pfd. (PIK)                             6,000      159,000                                  6,000       159,000
Cablevision Systems Ser. M, $11.125 dep. shs. pfd.          11,716    1,045,653                                 11,716     1,045,653
Chancellor Radio Broadcasting 144A $12.00 pfd.               2,800      273,000                                  2,800       273,000
Diva Systems Corp. Ser. C, $6.00 pfd.                        9,600       79,200                                  9,600        79,200
Fitzgeralds Gaming Co. $3.75 pfd.                           11,765      200,005                                 11,765       200,005
Fresenius Medical Care Ser. D, $9.00 trust pfd.                340      333,200                                    340       333,200


SFX Broadcasting, Inc. Ser. E, $12.625 pfd. (PIK)            5,600      543,200                                  5,600       543,200
                                                                    -----------                                         ------------
Total Preferred Stocks (cost $2,929,577, $--
and $2,929,577)                                                      $2,711,658                                         $  2,711,658
------------------------------------------------------------------------------------------------------------------------------------
Convertible Bonds and Notes                              PRINCIPAL       (0.6%)    PRINCIPAL        (--%)    PRINCIPAL        (0.2%)
                                                            AMOUNT        VALUE       AMOUNT        VALUE       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Argosy Gaming cv. sub. notes 12s, 2001                  $  350,000      217,000                                350,000  $    217,000
GST Telecommunications, Inc. cv. sr. disc. notes
stepped-coupon zero % (13 7/8s, 15/15/00), 2005 (STP)      164,000      114,800                                164,000       114,800
Integrated Device Technology, Inc. cv. sub. notes
5 1/2s, 2002                                               290,000      234,175                                290,000       234,175
National Semiconductor Corp. cv. deb. 6 1/2s, 2002         125,000      125,781                                125,000       125,781
Pricellular Wireless Corp. 144A cv. sub. notes
stepped-coupon zero % (10 3/4s, 8/15/00) (STP)             900,000      765,000                                900,000       765,000
VLSI Technology, Inc. cv. sub. notes 8 1/4s, 2005           60,000       56,625                                 60,000        56,625
Winstar Communications. Inc. 144A cv. sr. disc. notes
stepped-coupon zero % (14s, 10/15/00), 2005 (STP)          650,000      403,000                                650,000       403,000
                                                                    -----------                                         ------------
Total Convertible Bonds and Notes (cost $1,660,860,
$-- and $1,660,860)                                                  $1,916,381                                         $  1,916,381
------------------------------------------------------------------------------------------------------------------------------------
Warrants                                     EXPIRATION  NUMBER OF       (0.2%)    NUMBER OF        (--%)    NUMBER OF        (0.1%)
                                                   DATE   WARRANTS        VALUE     WARRANTS        VALUE     WARRANTS         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Becker Gaming Corp. 144A                         11/15/00   32,500   $      325                                 32,500  $        325
Capital Gaming International, Inc.                2/1/99     6,825          273                                  6,825           273
Cellnet Data Systems 144A                         6/15/00    6,940      100,630                                  6,940       100,630
Comunicacion Cellular SA 144A (Colombia) (RES)   11/15/20    1,500      105,000                                  1,500       105,000
County Seat Holdings, Inc.                       10/15/98    1,200           24                                  1,200            24
Fitzgerald Gaming Co. 144A                        3/15/99      500           50                                    500            50
Hyperion Telecommunications 144A                  4/15/01      770       23,100                                    770        23,100
IFINT Diversified Holdings 144A                  00/00/00    3,770       60,320                                  3,770        60,320
Intelcom Group Inc. 144A                         10/15/05    9,768      136,752                                  9,768       136,752
Interact Systems Inc. 144A                        8/1/03       520          130                                    520           130
Intermedia Communications 144A                    6/1/00       700       14,000                                    700        14,000
International Wireless Communications Holdings    8/15/01      245            2                                    245             2
Louisiana Casino Cruises, Inc. 144A               12/1/98    1,470       73,500                                  1,470        73,500
NEXTEL Communications Inc.                        4/25/99      750            8                                    750             8
Pagemart, Inc. 144A                              12/31/03    1,840       11,960                                  1,840        11,960
Petracom Holdings, Inc. 144A                      2/1/03     1,400        9,975                                  1,400         9,975
SDW Hldgs Corp. Ser. B 144A                      12/15/06    3,700       48,100                                  3,700        48,100
Sterling Chemicals Holdings                       8/15/08      185        6,475                                    185         6,475
Telemedia Broadcasting Corp. 144A                 4/1/04        21       15,923                                     21        15,923
Wright Medical Technology, Inc. 144A              7/1/00       100       12,028                                    100        12,028
                                                                    -----------                                         ------------
Total Warrants (cost $728,724, $-- and $728,724)                     $  618,575                                         $    618,575
------------------------------------------------------------------------------------------------------------------------------------
Purchased Options Outstanding      EXPIRATION DATE/      NUMBER OF        (--%)    NUMBER OF       (0.1%)    NUMBER OF        (0.1%)
                                       STRIKE PRICE      CONTRACTS        VALUE    CONTRACTS        VALUE    CONTRACTS         VALUE
------------------------------------------------------------------------------------------------------------------------------------
JPY U.S. Dollars in exchange for
Japanese Yen (Call)                Apr. 97/125 JPY   4,700,000,000   $   23,970   9,800,000,000  $49,980  14,500,000,000  $   73,950
DEM U.S. Dollars in exchange for
Deutschemarks (Call)              May 97/1.692 DEM      14,100,000      114,210      29,700,000  240,570      43,800,000     354,780
                                                                     ----------                  -------                  ----------
Total Purchashed Options Outstanding (cost $147,580,
$310,150, and $457,730)                                              $  138,180                 $290,550                  $  428,730
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Investments                                   PRINCIPAL       (9.2%)    PRINCIPAL      (13.0%)    PRINCIPAL       (11.6%)
                                                            AMOUNT        VALUE       AMOUNT        VALUE       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Interest in $576,440,000 joint repurchase agreement
dated March 31, 1997 with S.B.C. Warburg Inc. due
April 1, 1997 with year with respect to various
U.S. Treasury obligations -- maturity value of
$30,044,340 for an effective yield of 6.40%            $30,039,000 $ 30,044,340                            $30,039,000  $ 30,044,340
====================================================================================================================================
Interest in $803,250,000 joint repurchase agreement dated March 31, 1997 with
UBS Securities due April 1, 1997 with year with respect to various U.S. Treasury obligations -- maturity value of
$68,700,211 for an effective yield of 6.40%                                     $68,688,000 $ 68,700,211    68,688,000    68,700,211
====================================================================================================================================
Total Short-Term Investments (cost $30,044,340,
$68,700,211 and $98,744,551)                                       $ 30,044,340             $ 68,700,211                $ 98,744,551
====================================================================================================================================
Total Investments (cost $340,856,013, $559,218,309 and
$900,074,322)                                                      $333,255,977             $543,960,795                $877,216,772
------------------------------------------------------------------------------------------------------------------------------------

    * Percentages indicated are based on net assets as follows:
      Master Intermediate Income Trust                              $325,734,652
      Intermediate Government Income Trust                          $528,329,912
      Proforma                                                      $853,604,564

(RES) Restricted excluding 144A securities, as to public resale.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities.



Master Intermediate Income Trust
Forward Currency Contracts to Buy at March 31, 1997
(aggregate face value $62,755,167)

                                                                Unrealized
                                   Aggregate Face  Delivery   Appreciation/
                    Market Value            Value      Date  (Depreciation)
----------------------------------------------------------------------------
Australian Dollars   $ 2,764,799      $ 2,766,367   6/18/97      $  (1,568)
British Pounds           423,297          422,387   6/18/97            910
Canadian Dollars       5,649,315        5,746,577   6/18/97        (97,262)
Deutschemarks         23,070,482       22,867,298   6/18/97        203,184
Italian Lira           8,187,768        8,050,543   6/18/97        137,225
Japanese Yen          12,310,584       12,542,404   6/18/97       (231,820)
Spanish Peseta         4,782,769        4,766,190   6/18/97         16,579
Swedish Krona            307,079          303,735   6/18/97          3,344
Swiss Francs           5,284,666        5,289,666   6/18/97         (5,000)
----------------------------------------------------------------------------
                                                                 $  25,592


Intermediate Government Income Trust
Forward Currency Contracts to Buy at March 31, 1997
(aggregate face value $136,245,401)

                                                                Unrealized
                                   Aggregate Face  Delivery   Appreciation/
                    Market Value            Value      Date  (Depreciation)
----------------------------------------------------------------------------
Australian Dollars   $10,881,594      $10,917,404   6/18/97       $(35,810)
British Pounds         3,089,710        3,083,066   6/18/97          6,644
Canadian Dollars      13,858,057       14,095,486   6/18/97       (237,429)
Danish Krone           1,524,572        1,518,187   6/18/97          6,385
Deutschemarks         39,762,066       39,363,605   6/18/97        398,461
Italian Lira          17,252,245       16,933,037   6/18/97        319,208
Japanese Yen          26,037,577       26,516,617   6/18/97       (479,040)
Spanish Peseta        10,072,143       10,044,251   6/18/97         27,892
Swedish Krona          1,405,458        1,390,151   6/18/97         15,307
Swiss Francs          12,371,890       12,383,597   6/18/97        (11,707)
----------------------------------------------------------------------------
                                                                  $  9,911


Proforma Combined
Forward Currency Contracts to Buy at March 31, 1997
(aggregate face value $199,000,568)

                                                                Unrealized
                                   Aggregate Face  Delivery   Appreciation/
                    Market Value            Value      Date  (Depreciation)
----------------------------------------------------------------------------
Australian Dollars   $13,646,393      $13,683,771   6/18/97       $(37,378)
British Pounds         3,513,007        3,505,453   6/18/97          7,554
Canadian Dollars      19,507,372       19,842,063   6/18/97       (334,691)
Danish Krone           1,524,572        1,518,187   6/18/97          6,385
Deutschemarks         62,832,548       62,230,903   6/18/97        601,645
Italian Lira          25,440,013       24,983,580   6/18/97        456,433
Japanese Yen          38,348,161       39,059,021   6/18/97       (710,860)
Spanish Peseta        14,854,912       14,810,441   6/18/97         44,471
Swedish Krona          1,712,537        1,693,886   6/18/97         18,651
Swiss Francs          17,656,556       17,673,263   6/18/97        (16,707)
----------------------------------------------------------------------------
                                                                   $35,503



Master Intermediate Income Trust
Forward Currency Contracts to Sell at March 31, 1997
(aggregate face value $56,939,955)

                                                                Unrealized
                                   Aggregate Face  Delivery   Appreciation/
                    Market Value            Value      Date  (Depreciation)
----------------------------------------------------------------------------
British Pounds       $14,975,121      $14,596,161   6/18/97      $(378,960)
Danish Krone           1,129,636        1,124,906   6/18/97         (4,730)
Deutschemarks         16,929,483       16,792,127   6/18/97       (137,356)
French Francs         10,644,652       10,627,140   6/18/97        (17,512)
Japanese Yen           6,354,915        6,461,259   6/18/97        106,344
Swedish Krona          2,087,752        2,056,407   6/18/97        (31,345)
Swiss Francs           5,289,817        5,281,955   6/18/97         (7,862)
----------------------------------------------------------------------------
                                                                 $(471,421)


Intermediate Government Income Trust
Forward Currency Contracts to Sell at March 31, 1997
(aggregate face value $114,972,551)

                                                                Unrealized
                                   Aggregate Face  Delivery   Appreciation/
                    Market Value            Value      Date  (Depreciation)
----------------------------------------------------------------------------
British Pounds       $39,696,726      $38,890,071   6/18/97      $(806,655)
Canadian Dollars       2,206,803        2,247,781   6/18/97         40,978
Deutschemarks         16,203,519       16,083,518   6/18/97       (120,001)
French Francs         27,110,630       27,062,559   6/18/97        (48,071)
Japanese Yen          13,079,698       13,294,949   6/18/97        215,251
Swedish Krona          5,274,875        5,193,810   6/18/97        (81,065)
Swiss Francs          12,217,968       12,199,863   6/18/97        (18,105)
----------------------------------------------------------------------------
                                                                 $(817,668)


Proforma Combined
Forward Currency Contracts to Sell at March 31, 1997
(aggregate face value $171,912,506)

                                                                Unrealized
                                   Aggregate Face  Delivery   Appreciation/
                    Market Value            Value      Date  (Depreciation)
----------------------------------------------------------------------------
British Pounds       $54,671,847      $53,486,232   6/18/97    $(1,185,615)
Canadian Dollars       2,206,803        2,247,781   6/18/97         40,978
Danish Krone           1,129,636        1,124,906   6/18/97         (4,730)
Deutschemarks         33,133,002       32,875,645   6/18/97       (257,357)
French Francs         37,755,282       37,689,699   6/18/97        (65,583)
Japanese Yen          19,434,613       19,756,208   6/18/97        321,595
Swedish Krona          7,362,627        7,250,217   6/18/97       (112,410)
Swiss Francs          17,507,785       17,481,818   6/18/97        (25,967)
----------------------------------------------------------------------------
                                                               $(1,289,089)

                     PUTNAM MASTER INTERMEDIATE INCOME TRUST

                                    FORM N-14
                                     PART C

                                OTHER INFORMATION

Item 15.  Indemnification

The information required by this item is incorporated herein by reference to the Registrant's Initial Registration Statement on Form N-2 under the Investment Company Act of 1940 (File No. 811-5498).

Item 16.  Exhibits

    1. Agreement and Declaration of Trust dated May 10, 1988, as amended April 15, 1988 -- Exhibit 1.

    2.   By-Laws, as amended July 7, 1991 -- Exhibit 2.

    3.   Not applicable.

    4. Agreement and Plan of Reorganization -- constitutes Exhibit A to Part A hereof.

    5a. Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights -- contained in Exhibit 1.

    5b.  Portions of By-Laws Relating to Shareholders' Rights -- contained in
         Exhibit 2.

    6.   Management Contract dated July 11, 1991 -- Exhibit 3.

    7.   Not applicable.

    8. Retirement Plan of the Trustees -- Incorporated by reference to Registrant's Registration Statement on Form N-14 filed on June 2, 1997 (File No. 811-5498)

    9. Custodian Agreement with Putnam Fiduciary Trust Company dated May 3, 1991, as amended July 13, 1992 -- Incorporated by reference to Registrant's Registration Statement on Form N-14 filed on June 2, 1997 (File No. 811-5498)

   10.   Not applicable

   11.   Opinion of Ropes & Gray -- Incorporated by reference to
         Registrant's Registration Statement on Form N-14 filed on June 2, 1997 (File No. 811-5498)

   12.   Internal Revenue Service Private Letter Ruling -- To be filed by
         Amendment.

   13a. Investor Servicing Agreement dated July 1, 1991 with Putnam Fiduciary Trust Company -- Incorporated by reference to Registrant's Registration Statement on Form N-14 filed on June 2, 1997 (File No. 811-5498)

   13b. Dividend Reinvestment Plan Agency Agreement, dated October 15, 1993 -- Incorporated by reference to Registrant's Registration Statement on Form N-14 filed on June 2, 1997 (File No. 811-5498)

   14a. Consent of Price Waterhouse LLP Independent Accountants to the Putnam Intermediate Government Income Trust -- Exhibit 4.

   14b. Consent of Coopers & Lybrand L.L.P. Independent Accountants to the Putnam Master Intermediate Income Trust -- Exhibit 5.

   15.   Not applicable.

   16a. Power of Attorney -- Incorporated by reference to Registrant's Registration Statement on Form N-14 filed on June 2, 1997 (File No. 811-5498)

   17.   Not applicable.

Item 17.     Undertakings

             (a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

             (b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

             (c) The Registrant agrees to file by amendment to this Registration Statement a copy of the Internal Revenue Service Private Letter Ruling or an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such ruling or opinion.

                     - - - - - - - - - - - - - - - - - - - -

                                     NOTICE

A copy of the Agreement and Declaration of Trust, as amended, of Putnam Master Intermediate Income Trust, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 28th day of July, 1997.

                      PUTNAM MASTER INTERMEDIATE INCOME TRUST

                      By: Gordon H. Silver, Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date indicated.

Signature                   Title

/s/ George Putnam           President and Chairman of the Trustees;
----------------------      Principal Executive Officer; Trustee
    George Putnam

/s/ William F. Pounds       Vice Chairman and Trustee
----------------------
    William F. Pounds

/s/ John D. Hughes          Principal Financial Officer; Senior Vice President;
----------------------      Treasurer
    John D. Hughes

/s/ Paul G. Bucuvalas       Principal Accounting Officer; Assistant Treasurer
----------------------
    Paul G. Bucuvalas

/s/ Jameson A. Baxter       Trustee
----------------------
    Jameson A. Baxter

/s/ Hans H. Estin           Trustee
----------------------
    Hans H. Estin

/s/ John A. Hill            Trustee
----------------------
    John A. Hill

/s/ Ronald J. Jackson           Trustee
----------------------
    Ronald J. Jackson

/s/ Elizabeth T. Kennan         Trustee
----------------------
    Elizabeth T. Kennan

/s/ Lawrence J. Lasser          Trustee
----------------------
    Lawrence J. Lasser

/s/ Robert E. Patterson         Trustee
----------------------
    Robert E. Patterson

/s/ Donald S. Perkins           Trustee
----------------------
    Donald S. Perkins

/s/ George Putnam, III          Trustee
----------------------
    George Putnam, III

/s/ A.J.C. Smith                Trustee
----------------------
    A.J.C. Smith

/s/ W. Nicholas Thorndike       Trustee
----------------------
    W. Nicholas Thorndike
                            By: /s/ Gordon H. Silver
                                -----------------------------
                                Gordon H. Silver, as
                                Attorney-in-Fact
                                July 28, 1997

                                 EXHIBIT INDEX


Exhibit
Number    Description
-------   -----------

99.1 Agreement and Declaration of Trust dated May 10, 1988, as amended April 15, 1988 -- Exhibit 1.

99.2      By-laws, as amended July 7, 1991 -- Exhibit 2.

99.3      Management Contract dated July 11, 1991 -- Exhibit 3.

99.4 Consent of Price Waterhouse LLP Independent Accountants to the Putnam Intermediate Government Income Trust -- Exhibit 4.

99.5 Consent of Coopers Lybrand L.L.P. Independent Accountants to the Putnam Master Intermediate Income Trust -- Exhibit 5.